SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         June 10, 2003 (June 6, 2003)
                 --------------------------------------------
               Date of Report (Date of earliest event reported)


                                RCN Corporation
            --------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


         Delaware                    0-22825                  22-3498533
-------------------------------------------------------------------------------
  (State of                  (Commission File No.)          (IRS Employer
Incorporation)                                           Identification Number)

                               105 Carnegie Center
                            Princeton, NJ 08540-6215
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          (Address of principal executive offices, including zip code)


                                (609) 734-3700
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             (Registrant's telephone number, including area code)


                                Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)




Item 5.  Other Events

         On June 6, 2003, RCN Corporation ("RCN") entered into a new senior secured credit facility with Evergreen Investment Management Company, LLC and HSBC Bank USA, as agent and collateral agent. The Commercial Term Loan and Credit Agreement governing the new credit facility and Warrants to purchase RCN Common Stock issued in connection therewith are attached hereto as Exhibits 4.1 through 4.9. A press release describing this transaction is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits



         Exhibit 4.1 COMMERCIAL TERM LOAN AND CREDIT AGREEMENT dated as of June 6, 2003, among RCN CORPORATION, a Delaware corporation, the LENDERS party thereto, and HSBC Bank USA, as Agent and Collateral Agent

         Exhibit 4.2 WARRANT NO. 2 to purchase 1,500,000 shares of RCN CORPORATION Common Stock, issued to EVERGREEN HIGH YIELD BOND FUND

         Exhibit 4.3 WARRANT NO. 3 to purchase 20,000 shares of RCN CORPORATION Common Stock, issued to EVERGREEN VA STRATEGIC INCOME FUND

         Exhibit 4.4 WARRANT NO. 4 to purchase 175,000 shares of RCN CORPORATION Common Stock, issued to EVERGREEN STRATEGIC INCOME FUND

         Exhibit 4.5 WARRANT NO. 5 to purchase 25,000 shares of RCN CORPORATION Common Stock, issued to EVERGREEN VA HIGH INCOME FUND

         Exhibit 4.6 WARRANT NO. 6 to purchase 2,110,000 shares of RCN CORPORATION Common Stock, issued to EVERGREEN INCOME ADVANTAGE FUND

         Exhibit 4.7 WARRANT NO. 7 to purchase 150,000 shares of RCN CORPORATION Common Stock, issued to EVERGREEN UTILITY AND TELECOMMUNICATIONS FUND

         Exhibit 4.8 WARRANT NO. 8 to purchase 20,000 shares of RCN CORPORATION Common Stock, issued to SENTINEL CAPITAL MARKETS INCOME FUND

         Exhibit 4.9 WARRANT NO. 9 to purchase 150,000 shares of RCN CORPORATION Common Stock, issued to SENTINEL HIGH YIELD BOND FUND

         Exhibit 99.1      RCN Corporation Press Release dated June 9, 2003.




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            RCN Corporation


                                            By: /s/ Terry Wingfield
                                                --------------------------
                                            Name:    Terry Wingfield
                                            Title:   General Counsel and
                                                     Corporate Secretary

Date: June 10, 2003


                                 EXHIBIT INDEX


Exhibit
   No.

 4.1 COMMERCIAL TERM LOAN AND CREDIT AGREEMENT dated as of June 6, 2003, among RCN CORPORATION, a Delaware corporation, the LENDERS party thereto, and HSBC Bank USA, as Agent and Collateral Agent

4.2      WARRANT NO. 2 to purchase 1,500,000 shares of RCN
         CORPORATION Common Stock, issued to EVERGREEN HIGH
         YIELD BOND FUND

4.3      WARRANT NO. 3 to purchase 20,000 shares of RCN
         CORPORATION Common Stock, issued to EVERGREEN VA
         STRATEGIC INCOME FUND

4.4      WARRANT NO. 4 to purchase 175,000 shares of RCN
         CORPORATION Common Stock, issued to EVERGREEN
         STRATEGIC INCOME FUND

4.5. WARRANT NO. 5 to purchase 25,000 shares of RCN CORPORATION Common Stock, issued to EVERGREEN VA HIGH INCOME FUND


4.6      WARRANT NO. 6 to purchase 2,110,000 shares of RCN
         CORPORATION Common Stock, issued to EVERGREEN
         INCOME ADVANTAGE FUND

4.7      WARRANT NO. 7 to purchase 150,000 shares of RCN
         CORPORATION Common Stock, issued to EVERGREEN
         UTILITY AND TELECOMMUNICATIONS FUND

4.8      WARRANT NO. 8 to purchase 20,000 shares of RCN
         CORPORATION Common Stock, issued to SENTINEL CAPITAL
         MARKETS INCOME FUND

4.9      WARRANT NO. 9 to purchase 150,000 shares of RCN
         CORPORATION Common Stock, issued to SENTINEL HIGH
         YIELD BOND FUND

99.1     RCN Corporation Press Release dated June 9, 2003.

                                                                     EXHIBIT 4.1
                                                                     -----------
  ==========================================================================

              ___________________________________________________

                             COMMERCIAL TERM LOAN
                             AND CREDIT AGREEMENT


                           Dated as of June 6, 2003



                                     among


                                RCN CORPORATION


                           The Lenders Party hereto


                                      and


                                HSBC Bank USA,
                                   as Agent
                            ______________________

              ___________________________________________________




  ==========================================================================

                              TABLE OF CONTENTS

                                                                          Page

                                   ARTICLE I
                                  Definitions

SECTION 1.01.     Defined Terms..............................................1
SECTION 1.02.     Classification of Term Loans and
                  Borrowings................................................35
SECTION 1.03.     Terms Generally...........................................35
SECTION 1.04.     Accounting Terms; Adjusted Accounting
                  Principles................................................36

                                  ARTICLE II
                                  The Credits

SECTION 2.01.     Commitments...............................................36
SECTION 2.02.     Loans and Borrowings......................................37
SECTION 2.03.     Requests for Borrowings...................................38
SECTION 2.04.     [Reserved]................................................39
SECTION 2.05.     Funding of Borrowings.....................................39
SECTION 2.06.     Interest Elections........................................40
SECTION 2.07.     Incremental Loans.........................................42
SECTION 2.08.     Repayment of Term Loans;
                  Evidence of Debt..........................................43
SECTION 2.09.     Repayment of Term Loans...................................44
SECTION 2.10.     Prepayment of Term Loans..................................44
SECTION 2.11.     [Reserved]................................................47
SECTION 2.12.     Fees......................................................47
SECTION 2.13.     Interest..................................................47
SECTION 2.14.     Alternate Rate of Interest................................48
SECTION 2.15.     Increased Costs...........................................49
SECTION 2.16.     Break Funding Payments....................................51
SECTION 2.17.     Taxes.....................................................52
SECTION 2.18.     Payments Generally; Pro Rata Treatment;
                  Sharing of Set-offs.......................................54
SECTION 2.19.     Mitigation Obligations;
                  Replacement of Lenders....................................57

                                  ARTICLE III
                        Representations and Warranties

SECTION 3.01.     Organization; Powers......................................58
SECTION 3.02.     Authorization; Enforceability.............................59
SECTION 3.03.     Governmental Approvals; No Conflicts......................59
SECTION 3.04.     Financial Condition;
                  No Material Adverse Change................................59
SECTION 3.05.     Properties................................................60
SECTION 3.06.     Litigation and Environmental Matters......................61
SECTION 3.07.     Compliance with Laws and Agreements.......................61
SECTION 3.08.     Investment and Holding Company Status.....................62
SECTION 3.09.     Taxes.....................................................62
SECTION 3.10.     ERISA.....................................................62
SECTION 3.11.     Disclosure................................................62
SECTION 3.12.     Subsidiaries..............................................63
SECTION 3.13.     Insurance.................................................63
SECTION 3.14.     Labor Matters.............................................63
SECTION 3.15.     Intellectual Property.....................................64
SECTION 3.16.     Security Interests........................................64
SECTION 3.17.     Reportable Transaction....................................66

                                  ARTICLE IV
                                  Conditions

SECTION 4.01.     Effective Date............................................66
SECTION 4.02.     Each Credit Event.........................................68

                                   ARTICLE V
                             Affirmative Covenants

SECTION 5.01.     Financial Statements and
                  Other Information.........................................69
SECTION 5.02.     Notices of Material Events................................71
SECTION 5.03.     Information Regarding Collateral..........................72
SECTION 5.04.     Existence; Conduct of Business............................73
SECTION 5.05.     Payment of Obligations....................................74
SECTION 5.06.     Maintenance of Properties.................................74
SECTION 5.07.     Insurance.................................................74
SECTION 5.08.     Casualty and Condemnation.................................74
SECTION 5.09.     Books and Records; Inspection and Audit Rights............75
SECTION 5.10.     Compliance with Laws......................................75
SECTION 5.11.     Use of Proceeds...........................................75
SECTION 5.12.     Collateral Trigger Date; Additional Subsidiaries..........76
SECTION 5.13.     Further Assurances........................................78
SECTION 5.14.     Future Amendments.........................................79
SECTION 5.15.     OID Certificate...........................................79

                                  ARTICLE VI
                              Negative Covenants

SECTION 6.01.     Limitations on Indebtedness; Preferred Stock..............80
SECTION 6.02.     Limitation on Liens.......................................83
SECTION 6.03.     Fundamental Changes.......................................85
SECTION 6.04.     Investments, Loans, Advances,
                  Guarantees and Acquisitions...............................87
SECTION 6.05.     Asset Sales...............................................91
SECTION 6.06.     Sale and Leaseback Transactions...........................93
SECTION 6.07.     Hedging Agreements........................................94
SECTION 6.08.     Restricted Payments; Payments of Indebtedness.............94
SECTION 6.09.     Transactions with Affiliates..............................97
SECTION 6.10.     Restrictive Agreements....................................98
SECTION 6.11.     Designation of Unrestricted Subsidiaries..................99
SECTION 6.12.     Limitations on Layering..................................100
SECTION 6.13.     Collateral Trigger Date..................................100

                                  ARTICLE VII
                              Events of Default;
                            Limitation on Remedies

SECTION 7.01.     Events of Default........................................100
SECTION 7.02.     Limitation on Remedies...................................104

                                 ARTICLE VIII
                                   The Agent


                                  ARTICLE IX
                                 Miscellaneous

SECTION 9.01.     Notices..................................................110
SECTION 9.02.     Waivers; Amendments......................................111
SECTION 9.03.     Expenses; Indemnity; Damage Waiver.......................113
SECTION 9.04.     Successors and Assigns...................................115
SECTION 9.05.     Survival.................................................118
SECTION 9.06.     Counterparts; Integration; Effectiveness.................119
SECTION 9.07.     Severability.............................................119
SECTION 9.08.     Right of Setoff..........................................119
SECTION 9.09.     Governing Law; Jurisdiction; Consent to
                  Service of Process.......................................120
SECTION 9.10.     WAIVER OF JURY TRIAL.....................................121
SECTION 9.11.     Headings.................................................121
SECTION 9.12.     Confidentiality..........................................121
SECTION 9.13.     Interest Rate Limitation.................................123


SCHEDULES:


Schedule 2.01        -- Commitments
Schedule 3.01        -- Capitalization
Schedule 3.04        -- Undisclosed Liabilities
Schedule 3.06        -- Litigation and Environmental Matters
Schedule 3.12        -- Subsidiaries
Schedule 6.01        -- Existing Indebtedness
Schedule 6.02        -- Existing Liens
Schedule 6.04        -- Existing Investments
Schedule 6.09        -- Existing Agreements
Schedule 6.10        -- Existing Restrictions


EXHIBITS:

Exhibit A           -- Form of Assignment and Acceptance
Exhibit B           -- Form of Borrowing Request
Exhibit C           -- Form of Opinion of Skadden, Arps,
                       Slate, Meagher and Flom, LLP
Exhibit D           -- Form of Pledge Agreement
Exhibit E           -- Form of Security Agreement
Exhibit F           -- Form of Term Note
Exhibit G           -- Form of Increase Agreement

Annex I             -- Financial Covenants; Events of Default

               COMMERCIAL TERM LOAN AND CREDIT AGREEMENT dated as of June 6, 2003, among RCN CORPORATION, a Delaware corporation (the "Company"), the LENDERS party hereto, and HSBC Bank USA, as Agent and Collateral Agent.

         WHEREAS, the Company wishes to obtain term loans, the proceeds of which will be used for general corporate purposes of the Company and its Subsidiaries, including, without limitation, the repurchase of certain of the Company's senior unsecured Indebtedness; and

         WHEREAS, upon the terms and subject to the conditions set forth herein, the Lenders are willing for the benefit of the Company and its Subsidiaries, to make loans and advances to the Company for the purposes described above;

         NOW, THEREFORE, The parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "ABR", when used in reference to any Term Loan or Borrowing, refers to whether such Term Loan, or the Term Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

         "Accreted Value" of any outstanding Tranche A Term Loans, as of or to any date of determination prior to April 1, 2006, means, an amount equal to the sum of (a) the issue price of such Tranche A Term Loans as determined in accordance with Section 1273 of the Code or any successor provisions (which, in the case of (i) the Evergreen Tranche A Term Loans will be $678.19 per $1,000 principal amount at maturity of Tranche A Term Loans, (ii) the Silfen Tranche A Term Loans will be $678.19 per $1,000 principal amount at maturity of Tranche A Term Loans and (iii) any other Initial Tranche A Term Loans will be the amount specified in writing to the Company and the Agent by the applicable Initial Tranche A Lender) plus (b) the aggregate of the portions of the original issue discount (the excess of the amounts considered as part of the "stated redemption price at maturity" of such Tranche A Term Loans within the meaning of Section 1273(a)(2) of the Code or any successor provisions, whether denominated as principal or interest, over the issue price of such Tranche A Term Loans) that shall theretofore have accrued pursuant to Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the date of issue of such Tranche A Term Loans to the date of determination (which amount, in the case of the Tranche A Term Loans, shall accrete on a daily basis and be compounded quarterly on each Interest Payment Date at the FX Rate from the issue date through the date of determination on the basis of a 360-day year of twelve 30-day months), minus all amounts theretofore paid in respect of such Tranche A Term Loans (whether such amounts paid were denominated principal or interest). The Accreted Value of any outstanding Tranche A Term Loans after April 1, 2006, will mean the principal amount at maturity of such Tranche A Term Loans.

         "Adjusted Accounting Principles" means, subject to the provisions of
Section 1.04, a modification of generally accepted accounting principles in the United States of America such that, for all purposes of this Agreement including the financial covenants herein, Starpower and its consolidated subsidiaries will be accounted for as a consolidated Subsidiary of the Company so long as the Company and its Subsidiaries own not less than 50% of the voting power of the outstanding Equity Interests of Starpower.

         "Adjusted Consolidated Net Income" means, for any period, Consolidated Net Income for such period adjusted (i) to exclude the net income or net loss of the Joint Venture Subsidiaries for such period (and accordingly to exclude the revenues, earnings, gains, expenses, costs and losses of the Joint Venture Subsidiaries giving rise to such excluded net income or net loss), (ii) to include, without duplication, income tax expenses, savings or benefits of the Company attributable to the Company's proportionate share of the net income or net loss of the Joint Venture Subsidiaries for such period and (iii) to include, without duplication, as income of the Company the amount of all dividends or other distributions actually paid to the Company or the Company Group Subsidiaries during such period by the Joint Venture Subsidiaries.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Agent" means HSBC Bank USA, in its capacity as administrative agent and collateral agent for the Lenders hereunder.

         "Agreement" means this Commercial Term Loan and Credit Agreement, together with any and all amendments, extensions, modifications, addenda, exhibits, annexes and schedules hereto.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate.

         "Annualized EBITDA" means, as of the last day of any fiscal quarter, the product of (a) EBITDA for the two consecutive fiscal quarters ending on such day, multiplied by (b) two.

         "Applicable Interest Rate" means, the applicable interest rate which shall apply to each Incremental Loan.

         "Applicable Spread" means one or more annual interest rates to be mutually determined at such time as the Company, the Agent and the Incremental Lenders enter into any amendment to this Agreement by which such Incremental Lenders make an Incremental Loan Commitment. Notwithstanding the foregoing, an Applicable Spread shall only be determined if such Incremental Loan Commitment shall be for an Incremental Loan which shall be or may be elected to be either an ABR Term Loan or an Eurodollar Term Loan.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04) in the form of Exhibit A or any other form approved by the Agent.

         "Attributable Debt" means, on any date, in respect of any lease of the Company or any Restricted Subsidiary entered into as part of a sale and leaseback transaction subject to Section 6.06, (i) if such lease is a Capital Lease Obligation, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with Adjusted Accounting Principles, and (ii) if such lease is not a Capital Lease Obligation, the capitalized amount of the remaining lease payments under such lease that would appear on a balance sheet of such Person prepared as of such date in accordance with Adjusted Accounting Principles if such lease were accounted for as a Capital Lease Obligation.

         "Bankruptcy" has the meaning assigned to such term in Section
7.02(a).

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrowing" or "Term Borrowing" means Term Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Term Loans, as to which a single Interest Period is in effect.

         "Borrowing Request" means a request by the Company for a Borrowing in accordance with Section 2.03.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Term Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "California Assets" means the Telecommunications Assets, consisting of two communication systems, owned by the Company and the Restricted Subsidiaries that are, on the Effective Date, physically located in California and utilized to provide telecommunications services to customers of the Company or the Restricted Subsidiaries in California plus (i) such additional Telecommunications Assets as are, after the Effective Date, acquired for such cable systems and located in California pursuant to Capital Expenditures made by the Company and its Restricted Subsidiaries in accordance with any restrictions on Capital Expenditures contained in this Agreement, (ii) related net working capital and (iii) Equity Interests in Persons that own no assets other than such assets; provided that California Assets shall in no event include any cash, cash equivalents, Permitted Investments or accounts receivable (other than trade and customer receivables).

         "California Joint Venture" means one or more joint ventures established after the Effective Date by the Company and/or one or more Restricted Subsidiaries with Persons that are not Affiliates of the Company for the provision of telecommunications services to customers in California.

         "Capital Expenditures" means, for any period, the sum, without duplication, of (a) the additions to property, plant and equipment and other capital expenditures of the Company and its Restricted Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Company and its Restricted Subsidiaries for such period prepared in accordance with Adjusted Accounting Principles, (b) assets acquired pursuant to Capital Lease Obligations incurred by the Company and its Restricted Subsidiaries during such period and (c) Permitted Business Acquisitions made during such period; provided, that the effect of such Permitted Business Acquisition is essentially equivalent to an addition to the property, plant and equipment of the Company and its Restricted Subsidiaries; provided, however, that Capital Expenditures of the Company and its Restricted Subsidiaries shall not include
(i) expenditures to the extent they are made with the proceeds of (A) cash consideration received by the Company after March 22, 2002 from issuances of its capital stock (including preferred stock) or Permitted Debt and not previously used for any other purpose (other than the temporary repayment of Investments in Permitted Investments) or (B) cash capital contributions to, or cash payments for the issuance of Equity Interests of, RCN-BecoCom, Starpower or the California Joint Venture made by third parties (other than Subsidiaries or controlled Affiliates of the Company),(ii) Permitted Business Acquisitions or acquisitions of capital assets to the extent made in exchange for shares of capital stock (including preferred stock) of the Company; (iii) expenditures to the extent made with the proceeds of insurance policies, insurance settlements or condemnation awards in respect of lost, destroyed, damaged or condemned equipment, property or other capital assets to the extent such expenditures are made to replace or repair such assets or acquire other Telecommunications Assets within 270 days of the receipt of such proceeds or
(iv) expenditures, including pursuant to a Permitted Business Acquisition, to the extent they are made with Net Proceeds from asset sales in accordance with the provisions of Sections 2.10(b) and 6.05 which have not previously been used for any other purpose (other than Investments in Permitted Investments).

         "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under Adjusted Accounting Principles, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with Adjusted Accounting Principles.

         "Capital Payments" means, for any period, the aggregate amount (valued at market value, in the case of non-cash consideration) which shall have been received by the Company during such period as consideration for the issuance of capital stock of the Company.

         "Cash Adjustment" means, as of any date, the amount of cash and cash equivalents that is or would be reflected on a consolidated balance sheet of the Company and its Restricted Subsidiaries prepared as of such date in accordance with Adjusted Accounting Principles in excess of $500,000,000.

         "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934 as in effect on the date hereof), other than one or more of, or a group consisting entirely or in part of, Level 3 Communications, Inc., its Controlled Affiliates, David McCourt or Paul. G. Allen and his Controlled Affiliates (including, for so long as it is so Controlled, Vulcan Ventures Incorporated), of shares representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated; or (c) the failure of the Company, either directly or through one or more wholly-owned Subsidiaries, to own 100% of the outstanding Equity Interests of each of RCN Telecom Services, Inc., UNET Holding, Inc., RCN Financial Management, Inc. and RCN Internet Services, Inc. (including any successor by merger to any such Person that is merged or consolidated with or into any such Person in compliance with Section 6.03), other than any such Person sold in compliance with Section 6.05 hereof.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender(or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Chase Collateral" means any and all "Collateral" securing the Chase Credit Agreement, as defined in any applicable Security Document (as defined in the Chase Credit Agreement).

         "Chase Credit Agreement" means that certain Credit Agreement, dated as of June 3, 1999, as amended from time to time, by and among the Company, RCN Telecom Services of Pennsylvania, Inc. (now known as RCN Telecom Services, Inc.), RCN Cable Systems, Inc. (now known as RCN Telecom Services, Inc.), Javanet, Inc. (now known as UNET Holding, Inc.), RCN Financial Management, Inc., UNET Holdings, Inc., Interport Communications Corp. (now known as UNET Holding, Inc.) and ENET Holding, Inc. (now known as RCN Internet Services, Inc.), the Chase Lenders and The Chase Manhattan Bank (now known as JPMorgan Chase Bank), as administrative agent and collateral agent (and any modifications, extensions, refinancings, replacements or supplements from time to time in accordance with the provisions of Section 6.01(a)(xii) hereof).

         "Chase Lenders" means the lenders party to the Chase Credit
Agreement.

         "Class", when used in reference to any Term Loan or Borrowing, refers to whether such Term Loan, or the Terms Loans comprising such Borrowing, are Tranche A Term Loans or Incremental Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Tranche A Commitment or a Commitment made by an Incremental Lender pursuant to Section 2.07.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" means any and all "Collateral", as defined in any applicable Security Document.

         "Collateral Trigger Date" means the date on which no restrictions exist in the Chase Credit Agreement or the Company Indentures, that prohibit all or any of the Restricted Subsidiaries from (a) entering into a guarantee of the Company's obligations under this Agreement and/or (b) granting a Lien on their assets to secure such guarantee; provided that if no restrictions exist with respect to certain Restricted Subsidiaries (the "non-restricted Subsidiaries") but continue to exist for others, the Collateral Trigger Date shall be deemed to have occurred with respect to the non-restricted Subsidiaries.

         "Commitment" means a Tranche A Commitment, any commitment made by an Incremental Lender pursuant to Section 2.07 or any combination thereof (as the context requires).

         "Commitment Termination Event" means the occurrence of (a) an Event of Default or (b) a Default.

         "Common Stock" means the common stock of the Company.

         "Communications Act" means the Communications Act of 1934 and any similar or successor Federal statute and the rules, regulations and published policies of the Federal Communications Commission thereunder, all as amended and as the same may be in effect from time to time.

         "Company" means RCN Corporation, a Delaware corporation.

         "Company Group" means the Company and each Subsidiary other than a Joint Venture Subsidiary or an Unrestricted Subsidiary.

         "Company Group Subsidiary" means each Subsidiary other than a Joint Venture Subsidiary or an Unrestricted Subsidiary.

         "Company Indentures" means the indentures in effect on the date hereof relating to various series of senior unsecured notes of the Company outstanding on the date hereof and issued in offerings pursuant to Rule 144A under the Securities Act of 1933 or in offerings registered under the Securities Act, as the same may be amended and in effect from time to time.

         "Consolidated Net Income" means, for any period, the net income or loss of the Company and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with Adjusted Accounting Principles.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Covenant Triggering Event" means the date on which the Chase Credit Agreement is terminated and paid in full or would not otherwise prohibit this Agreement from including financial covenants and cross-default provisions.

         "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Designation" has the meaning assigned to such term in Section 6.11.

         "dollars" or "$" refers to lawful money of the United States of America.

         "EBITDA" means, for any period, Consolidated Net Income of the Company and its Restricted Subsidiaries for such period plus, without duplication and to the extent deducted from revenues in determining such Consolidated Net Income, the sum of (a) the aggregate amount of Interest Expense for such period, (b) the aggregate amount of income tax expense for such period, (c) all amounts attributable to depreciation and amortization for such period, (d) all non-cash non-recurring charges during such period (it being understood that charges shall be deemed non-cash charges until the period that cash disbursements attributable to such charges are made, at which point such charges shall be deemed cash charges), (e) all non-cash charges associated with stock-based compensation, (f) all costs and expenses incurred in connection with this Agreement, the Chase Credit Agreement and the consummation of the Financing Transactions, and minus, without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, (x) all non-cash non-recurring gains during such period (it being understood that gains shall be deemed non-cash gains until the period that cash receipts attributable to such gains are received, at which point such gains shall be deemed cash gains) and (y) all gains on the sales of assets outside of the ordinary course of business, all as determined on a consolidated basis with respect to the Company and the Restricted Subsidiaries in accordance with Adjusted Accounting Principles, provided that EBITDA shall not include any EBITDA of any joint venture or Joint Venture Subsidiary of the Company, even if such inclusion would otherwise be permitted in accordance with Adjusted Accounting Principles or GAAP; provided, however, that the foregoing proviso shall not apply to any EBITDA of (i) any Joint Venture Subsidiaries existing as of the Effective Date and (ii) Wholly Owned Subsidiaries of the Company existing as of the Effective Date that subsequently become Joint Venture Subsidiaries.

         "Effective Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

         "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or written, binding notices or agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, exposure to, or release or threatened release of any Hazardous Material.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

         "Equity Proceeds" means cash proceeds received by the Company after March 22, 2002 from the issuance and sale of common stock of the Company or Non-Cash Pay Preferred Stock of the Company.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan;
(f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurocurrency Reserve Requirements" means the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which a Lender lending based on the LIBO Rate is subject and applicable to "Eurocurrency Liabilities", as such term is defined in Regulation D of the Board, or any similar category of assets or liabilities relating to eurocurrency fundings. Eurocurrency Reserve Requirements shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Eurodollar", when used in reference to any Term Loan or Borrowing, refers to whether such Term Loan, or the Term Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the LIBO Rate.

         "Event of Default" has the meaning assigned to such term in Section
7.01.

         "Evergreen Investments" shall mean Evergreen Investment Management Company, LLC.

         "Evergreen Tranche A Term Loan" means Tranche A Term Loans made, or available to be made, by Evergreen Investments (or its Affiliates).

         "Excess Cash Flow" means, for any fiscal year, the sum (without duplication) of:

         (a) Adjusted Consolidated Net Income (or loss) for such fiscal year adjusted to exclude any gains or losses of the Company attributable to Prepayment Events; plus

         (b) the excess, if any, of the Net Proceeds received during such fiscal year by the Company and its Restricted Subsidiaries in respect of any Prepayment Events (other than Reinvestment Proceeds, but including Net Proceeds consisting of former Reinvestment Proceeds the time for reinvestment of which elapsed during such fiscal year without such reinvestment having been effected) over the aggregate principal amount of Term Loans prepaid pursuant to Section 2.10(b) in respect of such Net Proceeds; plus

         (c) depreciation, amortization, non-cash Interest Expense and other non-cash charges or losses, in each case, of the Company Group deducted in determining such Adjusted Consolidated Net Income (or loss) for such fiscal year; plus

         (d) the amount, if any, by which Net Working Capital decreased during such fiscal year; minus

         (e) the sum of (i) any non-cash gains of the Company Group included in determining such Adjusted Consolidated Net Income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year; minus

         (f) the sum of (i) Capital Expenditures of the Company Group for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Indebtedness) plus (ii) cash consideration paid by the Company Group during such fiscal year to make Permitted Business Acquisitions or other capital investments (except to the extent financed by incurring Indebtedness); minus

         (g) the aggregate principal amount of long-term Indebtedness (including pursuant to Capital Lease Obligations) repaid or prepaid by the Company and the Company Group Subsidiaries during such fiscal year, excluding
(i) Indebtedness in respect of revolving loans and letters of credit during such fiscal year, (ii) Term Loans prepaid pursuant to Section 2.10(b) of this Agreement or Section 2.10(c) or (d) of the Chase Credit Agreement during such fiscal year, and (iii) repayments or prepayments of long-term Indebtedness financed by incurring other Indebtedness during such fiscal year.

         "Excluded Taxes" means, with respect to the Agent, any Lender, a Participant or any other recipient of any payment to be made by or on account of any obligation of the Company hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by any jurisdiction under the laws of which such recipient is authorized to do business or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above, (c) taxes imposed by reason of the Agent, any Lender or any other recipient of any payment described herein doing business in the jurisdiction imposing such tax, other than solely as a result of the Loan Documents or any transaction contemplated hereby and (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 2.19(b)) or a Participant that would be a Foreign Lender if it were a Lender, any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender or Participant at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or such Participant becomes a Participant, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Company with respect to any withholding tax pursuant to
Section 2.17(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.17(e) or such Participant's failure to comply with
Section 9.04(f).

         "Executive Officer" means the chief executive officer, the president, the chief financial officer or the treasurer of the Company.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions.

         "Financial Officer" means the chief financial officer, chief accounting officer, treasurer or controller of the Company.

         "Financing Transactions" means the execution, delivery and performance by the Company of the Loan Documents to which it is to be a party, the borrowing of Term Loans and the use of the proceeds thereof, including, without limitation, the repurchase of the Company's outstanding senior unsecured Indebtedness.

         "Fixed Rate" when used in reference to any Term Loan or Borrowing, refers to whether such Term Loan, or the Term Loans comprising such Borrowing, are bearing interest at the FX Rate.

         "Foreign Lender" means any Lender that is a Foreign Person.

         "Foreign Person" means any Person that is not a "United States person" as defined in section 7701(a)(30) of the Code.

         "Foreign Subsidiary" means any (a) Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia or (b) any Subsidiary that is organized under the laws of the United States of America or any State thereof or the District of Columbia and whose assets (directly or indirectly) consist solely of Equity Interests of one or more Subsidiaries that are Foreign Subsidiaries (which constitute controlled foreign corporations as defined in Section 957 of the Code) within the meaning of clause (a) of this definition.

         "Funded Debt" means, as of any date, all Indebtedness for borrowed money of the Company and its Restricted Subsidiaries, determined on a consolidated basis, which by its terms matures more than one year after such date, and any such Indebtedness for borrowed money maturing within one year from such date which is renewable or extendible at the option of the obligor to a date more than one year from such date.

         "FX Rate" means (a) with respect to a Tranche A Term Loan a rate per annum equal to 12.5%; provided that if (i) additional Tranche A Term Loans are made to the Company by an additional Tranche A Lender (or any other loans with a non-cash pay component equal to or longer than 18 months (which may be Incremental Loans) are made to the Company by an additional lender pursuant to a separate loan agreement or credit facility), or (ii) any other loans (which may be Incremental Loans) are made to the Company by any additional lender hereunder or pursuant to a separate loan agreement or credit facility, in each case within 90 days of the Effective Date, then the FX Rate applicable to the Tranche A Term Loans shall automatically increase (to the extent such rate would be higher than the FX Rate then in effect) retroactively to the Effective Date so that it is equal to the greatest of (x) the rate applicable to loans described in clause (a)(i) above or (y) 1% per annum higher than the rate on Indebtedness of the type described in clauses (a)(ii) and (a)(iii) above and (b) with respect to any Incremental Loan, an amount to be determined by the Company and the applicable Incremental Lender. For purposes of the foregoing calculations, in the event of any floating interest rate loan made to the Company, the interest rate on such loan shall be deemed to be the highest interest rate accruing on such loan at any time during the 90 days following the Effective Date.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or operating lease payment obligations of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or lease obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or lease obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or lease obligation or
(d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or lease obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic materials, substances, wastes or other pollutants or contaminants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, in each case, which are regulated pursuant to any Environmental Law.

         "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

         "Increase Agreement" means an increase agreement entered into by an Increasing Lender (with the consent of any party whose consent is required by Section 2.01(b)) in the form of Exhibit G.

         "Increasing Lender" shall have the meaning assigned to such term in
Section 2.01(b).

         "Incremental Lenders" shall have the meaning assigned to such term in
Section 2.07.

         "Incremental Loans" shall have the meaning assigned to such term in
Section 2.07.

         "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed,
(g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all net payments that such Person would have to make in the event of an early termination, on the date on which Indebtedness is being determined, in respect of outstanding Hedging Agreements and (k) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Initial Tranche A Commitment" means the Tranche A Commitment of any Initial Tranche A Lender as of the date of this Agreement or the date of the Increase Agreement applicable to such Lender.

         "Initial Tranche A Commitment Termination Date" means the earlier of
(a) the date on which all Tranche A Term Loans have been funded pursuant to the applicable Initial Tranche A Commitment, (b) subject to the proviso below, the date which is 90 days from the date of this Agreement (or, in the case of an Initial Tranche A Lender that becomes party to this Agreement pursuant to an Increase Agreement, the date which is 90 days from the date of such Increase Agreement) or (c) the occurrence of a Commitment Termination Event; provided that if the Commitment Termination Event occurs as a result of an event described in clause (b) in the definition thereof, the Initial Tranche A Commitment Termination Date shall not occur until any cure period related to such event has expired and the number of days set forth in clause (b) of this definition shall be extended for each day during which such event is being cured; provided however that the Borrower shall not request a Borrowing while such Default is continuing.

         "Initial Tranche A Lender" means Evergreen Investments and any additional Lender that is identified as an Initial Tranche A Lender on the signature pages hereto or in the applicable Increase Agreement.

         "Initial Tranche A Term Loans" means Tranche A Term Loans made, or available to be made, by an Initial Tranche A Lender.

         "Intercreditor Agreement" means the Intercreditor Agreement, dated as of the date hereof, by and among each of the junior lenders named therein, the Agent and JPMorgan Chase Bank, in its capacity as administrative agent for the Chase Lenders.

         "Interest Election Request" means a request by the Company to convert or continue a Term Borrowing in accordance with Section 2.06.

         "Interest Expense" means, for any fiscal period, the amount of interest expense of the Company and its Restricted Subsidiaries on a consolidated basis for such fiscal period, determined in accordance with Adjusted Accounting Principles.

         "Interest Payment Date" means (a) with respect to any Tranche A Term Loan, the last day of each March, June, September and December, commencing June 30, 2003,(b) with respect to any Incremental Loan that is an ABR Term Loan or a Fixed Rate Term Loan, quarterly or semi-annual dates as agreed between the Company and the applicable Incremental Lender and (c) with respect to any Incremental Loan that is a Eurodollar Term Loan, the last day of the Interest Period applicable to the Borrowing of which such Term Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

         "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Company may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Intertainer" means Intertainer Inc., a Delaware corporation.

         "Investment Subsidiary" means a Wholly Owned Restricted Subsidiary of the Company which is formed or utilized for the sole purpose of holding and owning Equity Interests of Subsidiaries (including Joint Venture Subsidiaries) and other Equity Interests and investments in third parties. On the date hereof, RCN International Holdings, Inc., RCN Telecom Services of Massachusetts, Inc. and RCN Telecom Services of D.C., Inc. are the only Investment Subsidiaries.

         "Joint Venture Subsidiary" means RCN-BecoCom and its subsidiaries, Starpower and its subsidiaries and any other Subsidiary of the Company that is not a Wholly Owned Subsidiary, in each case, so long as it remains a Subsidiary that is not a Wholly Owned Subsidiary.

         "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance or an Increase Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

         "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period or, in the event that such rate is not available at such time for any reason, then the rate (rounded upwards, if necessary, to the nearest 1/16 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Agent or an Affiliate thereof in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "License" means any license issued by the Federal Communications Commission to the Company or any Subsidiary under the Communications Act.

         "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease intended as security) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Loan Documents" means this Agreement and the Security Documents.

         "Loan Party" means the Company and any Subsidiary Loan Party.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations or financial condition of the Company and the Restricted Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under the Loan Documents or (c) the rights of or benefits available to the Lenders under the Loan Documents.

         "Material Indebtedness" means Indebtedness (other than the Term Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Company and the Restricted Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Company or any Restricted Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or any Restricted Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

         "Maximum Incremental Commitment" means the amount obtained by subtracting from $500,000,000 the sum of the Total Tranche A Commitments plus the outstanding principal amount of all Tranche A Term Loans plus all amounts to be accreted on the Tranche A Term Loans.

         "Maximum Total Debt Ratio" means, for each fiscal quarter set forth below (including (A) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter), the Total Debt Ratio set forth below opposite such year:

Fiscal Quarter
Ending                                      Maximum Ratio
--------------                              -------------

December 31, 2005                           6.75 to 1
March 31, 2006                              6.75 to 1
June 30, 2006                               6.75 to 1
September 30, 2006                          6.75 to 1
December 31, 2006                           6.0 to 1
March 31, 2007                              6.0 to 1
June 30, 2007                               6.0 to 1
September 30, 2007                          6.0 to 1
December 31, 2007 and                       5.0 to 1
thereafter

         "Megacable" means collectively, Mega Cable, S.A. de C.V., MCM Holding, S.A. de C.V. and Megacable Telecomunicaciones, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States.

         "Megacable Holdco" has the meaning assigned to such term in Section 6.02(b).

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate has any actual or contingent liability.

         "Net Proceeds" means, with respect to any event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of
(i) all reasonable fees and out-of-pocket expenses paid by the Company and the Restricted Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Company and the Restricted Subsidiaries as a result of such event to repay Indebtedness (other than Term Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Company and the Restricted Subsidiaries and the amount of any reserves established by the Company and the Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable, and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Company), provided that if any such reserves are subsequently reversed or released an amount equal to the amount of such reversal or release shall be deemed to constitute Net Proceeds received at the time of such reversal or release.

         "Net Working Capital" means, at any date, (a) the consolidated current assets of the Company and the Company Group Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Company and the Company Group Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

         "Non-Cash Pay Preferred Stock" means preferred Equity Interest of the Company which (i) is not mandatorily redeemable, in whole or part, or required to be repurchased or reacquired, in whole or in part (except to the extent that such mandatory redemption, repurchase or reacquisition is required pursuant to a customary change of control put provision), by the Company or any Restricted Subsidiary, and which does not require any payment of cash dividends, in each case, prior to the date that is six months after the Tranche A Maturity Date, (ii) is not secured by any assets of the Company or any Restricted Subsidiary, (iii) is not Guaranteed by any Restricted Subsidiary and (iv) is not exchangeable or convertible into Indebtedness of the Company or any Restricted Subsidiary or any Equity Interest (other than Non-Cash Pay Preferred Stock or common stock of the Company) of the Company or any Subsidiary.

         "Note Repurchase" has the meaning assigned to such term in Section 6.08(ix).

         "Obligations" has the meaning assigned to such term in the Security Agreement.

         "Other Taxes" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Perfection Certificate" means a certificate in the form of Annex 1 to the Security Agreement or any other form approved by the Agent.

         "Permitted Business Acquisitions" means any acquisition by the Company or a Company Group Subsidiary of all or substantially all the assets of, or Equity Interests in, a Person or division or line of business of a Person which, in any case, is engaged in a telecommunications business contemplated by the definition of Telecommunications Assets and is acquired as a going concern; provided that such entity (other than a Foreign Person) shall become a Restricted Subsidiary and execute all applicable Loan Documents.

         "Permitted Debt" means unsecured senior or subordinated Indebtedness of the Company issued after the Effective Date which (i) does not mature or provide for any scheduled amortization (by way of repurchase, sinking fund, repayment or otherwise) until the date that is six months after the Tranche A Maturity Date and (ii) is not Guaranteed by any Subsidiary.

         "Permitted Encumbrances" means:

               (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.05;

               (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, processors' and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

               (c) pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

               (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

               (e) liens of attachments, judgments or awards in respect of judgments that do not constitute an Event of Default hereunder and in respect of which adequate reserves have been established in accordance with Adjusted Accounting Principles;

               (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business and customary landlord's reservations under leases under which the Company or a Subsidiary is a lessee, that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

               (g) restrictions on the transfer or pledge of assets contained in any License or imposed by the Communications Act, comparable state or local legislation, regulations or ordinances or the terms of cable TV franchises.

               (h) leases or subleases granted to others not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole and any interest or title of a lessor under any lease not prohibited by this Agreement;

               (i) ground leases in respect of real property on which facilities owned or leased by the Company or its Subsidiaries are located; and

               (j) the filing of financing statements regarding leases not prohibited by this Agreement;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness for borrowed money.

         "Permitted Investments" means:

               (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

               (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

               (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

               (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

               (e) such other investments as are consistent with the RCN Investment Policy Guidelines in effect on the date hereof and heretofore delivered to the Agent and Evergreen Investments.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) a "contributing sponsor" as defined in
Section 4001(a)(13) of ERISA.

         "Pledge Agreement" means the Pledge Agreement, substantially in the form of Exhibit D, between the Company and the Agent as collateral agent for the benefit of the Secured Parties.

         "Pledged Subsidiaries" means the Subsidiaries listed on Schedule I to the Pledge Agreement and Schedule VI to the Security Agreement.

         "Prepayment Event" means:

               (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Company or any Company Group Subsidiary (including of any Equity Interest in a Subsidiary owned by the Company or any Company Group Subsidiary) and any return of capital to the Company or any Company Group Subsidiary of all or any portion of its investment in any Joint Venture Subsidiary other than (i) dispositions described in clauses
         (a) and (b) of Section 6.05 and (ii) any such dispositions of property or assets by, or returns of capital to, the Company or Company Group Subsidiaries resulting in aggregate Net Proceeds not exceeding $5,000,000 during any fiscal year of the Company; or

               (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Company or any Company Group Subsidiary, but only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property or asset within 270 days of the receipt thereof (or within 6 months of a binding commitment entered into during such 270 day period); or

               (c) the receipt by the Company or any Company Group Subsidiary of any dividend or distribution from any Joint Venture Subsidiary that is designated or otherwise identifiable as a dividend or distribution of any portion of the proceeds to such Joint Venture Subsidiary of a sale or disposition of any of its property or assets, a casualty or condemnation affecting its assets or property or any similar event or the issuance of any Equity Interest in such Joint Venture Subsidiary; or

               (d) (i) the receipt by the Company or any Company Group Subsidiary of Net Proceeds from any sale, transfer or other disposition of any property or asset of Megacable or Megacable Holdco (including of any Equity Interest owned by Megacable or Megacable Holdco) and any return of capital to the Company or any Company Group Subsidiary of all or any portion of its investment in Megacable or Megacable Holdco, (ii) the receipt by the Company or any Company Group Subsidiary of any Net Proceeds from the issuance of any Equity Interests in Megacable or Megacable Holdco and (iii) the receipt by the Company or any Company Group Subsidiary of any dividend or distribution from Megacable or Megacable Holdco that is designated or otherwise identifiable as a dividend or distribution of any portion of the proceeds to Megacable or Megacable Holdco of a sale or disposition of any of its property or assets or the issuance of any Equity Interest in Megacable or Megacable Holdco.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by the Reference Lender as its prime rate in effect; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "principal" or "principal amount" of any Indebtedness (including Term Loans) means, at any time (x) in the case of Indebtedness issued without original issue discount, the face amount of such Indebtedness or (y) in the case of any Indebtedness issued with original issue discount (including any Tranche A Term Loan), the Accreted Value of such Indebtedness at such time.

         "Purchase Money Indebtedness" means Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided such Indebtedness is incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement.

         "RCN-BecoCom" means RCN-BecoCom LLC, a Massachusetts limited liability company.

         "RCN-BecoCom Group" means RCN-BecoCom and its subsidiaries.

         "Reference Lender" shall mean a financial institution mutually acceptable to the Company and the applicable Incremental Lender.

         "Register" has the meaning set forth in Section 9.04.

         "Reinvestment Proceeds" means Net Proceeds (i) received from an event described in clause (a) or (c) of the definition of the term Prepayment Event relating to the sale of Telecommunications Assets as to which the Company has made an election to reinvest in Telecommunications Assets in accordance with the provisions of Section 2.10 and in respect of which the time for such reinvestment under Section 2.10 has not expired and (ii) insurance proceeds or condemnation awards received in respect of casualty or condemnation events which do not yet constitute a Prepayment Event because the period provided for by clause (b) of the definition of Prepayment Event for utilizing such proceeds to repair, restore or replace the relevant asset has not yet expired. Upon expiration of the period referred to above for reinvestment or for utilization to repair, restore or replace, as the case may be, such Net Proceeds shall, if not theretofore utilized for such purpose, automatically cease to be Reinvestment Proceeds for purposes hereof and for purposes of the definition of Excess Cash Flow, shall be deemed to have been received at such time by the Company as Net Proceeds.

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, members, stockholders, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Related Fund" means with respect to any Lender that is a fund that invests in bank loans in the ordinary course of business, any other fund that invests in bank loans in the ordinary course of business and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Required Lenders" means, at any time, Lenders having Term Loans representing more than 50% of the sum of the total principal amount of outstanding Term Loans at such time.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of the Company or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests of the Company or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests of the Company or any Restricted Subsidiary.

         "Restricted Subsidiary" means each Subsidiary of the Company that has not been designated by the Company as an Unrestricted Subsidiary pursuant to and in compliance with Section 6.11. On the date hereof, all Subsidiaries of the Company are Restricted Subsidiaries other than RLH Property Corporation.

         "S&P" means Standard & Poor's Ratings Services, a division of the McGraw Hill Companies.

         "Secured Parties" has the meaning assigned to such term in the Security Agreement.

         "Security Agreement" means the Security Agreement, substantially in the form of Exhibit E, between the Company and the Agent for the benefit of the Secured Parties.

         "Security Documents" means the Security Agreement, the Pledge Agreement, any guarantee or assumption agreements (when executed in accordance with Section 5.12) and each other security agreement or other instrument or document executed and delivered to secure any of the Obligations.

         "Senior Secured Debt" means, at any date, all Indebtedness of the Company and its Restricted Subsidiaries on such date (i) that would be reflected as a liability on a consolidated balance sheet of the Company and the Restricted Subsidiaries prepared as of such date in accordance with Adjusted Accounting Principles and (ii) is secured by any Lien on any of the assets or properties (including, without limitation, Equity Interests of Subsidiaries) of the Company and the Restricted Subsidiaries.

         "Senior Secured Debt Ratio" means, on any date, the ratio of (i) Senior Secured Debt outstanding on such date to (ii) Annualized EBITDA determined as of the last day of the fiscal quarter most recently ended on or prior to such date.

         "Significant Subsidiary" means any Restricted Subsidiary of the Company with either (i) total assets with a book value of at least $50,000 or
(ii) revenue totaling at least $1,000,000 in the fiscal year most recently ended.

         "Silfen Tranche A Term Loan" means Tranche A Term Loans made, or available to be made, by Silfen Investment Partners, L.P.

         "Starpower" means Starpower Communications, LLC, a Delaware limited liability company.

         "Starpower Group" means Starpower and its subsidiaries.

         "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with Adjusted Accounting Principles as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent and one or more subsidiaries of the parent.

         "Subsidiary" means any subsidiary of the Company; provided that RCN-BecoCom and Starpower (and their subsidiaries) shall be deemed Subsidiaries (and consolidated Subsidiaries of the Company for purposes of Adjusted Accounting Principles) so long as the Company owns, directly or through Subsidiaries, Equity Interests representing at least 50% of the ordinary voting power or at least 50% of the outstanding Equity Interests of RCN-BecoCom or Starpower, as the case may be.

         "Subsidiary Loan Party" means, following a Collateral Trigger Date, any Wholly Owned Restricted Subsidiary that is a Significant Subsidiary and is not a Foreign Subsidiary and that is (as of such date) a "non-restricted Subsidiary" as such term is defined in the definition of "Collateral Trigger Date."

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "Telecommunications Assets" means investments, properties or assets to be utilized directly or indirectly for the design, development, construction, installation, operation, integration, management or provision of any telecommunications business, including voice, video and data transmission products, services and systems and any business reasonably related to the foregoing and working capital.

         "Term Loans" means the loans made by the Lenders to the Company pursuant to this Agreement including the Tranche A Term Loans and any Incremental Loans.

         "Total Debt" means, at any date, all Indebtedness of the Company and its Restricted Subsidiaries on such date that would be reflected as a liability on a consolidated balance sheet of the Company and its Restricted Subsidiaries prepared as of such date in accordance with Adjusted Accounting Principles.

         "Total Debt Ratio" means, on any date, the ratio of (i) Total Debt outstanding on such date, minus the amount of the Cash Adjustment on such date, to (ii) Annualized EBITDA determined as of the last day of the fiscal quarter most recently ended on or prior to such date.

         "Total Tranche A Commitment" means the aggregate amount of the Tranche A Commitments then in effect.

         "Tranche A Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche A Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Tranche A Term Loans to be made by such Lender hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance or Increase Agreement pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. Each Lender's Tranche A Commitment shall be reduced by the outstanding principal amount of each Tranche A Term Loan made by such Lender. Upon the occurrence of an Initial Tranche A Commitment Termination Date, the applicable Initial Tranche A Commitment shall be zero.

         "Tranche A Lender" means a Lender with a Tranche A Commitment or an outstanding Tranche A Term Loan.

         "Tranche A Maturity Date" means June 30, 2008.

         "Tranche A Term Loan" means a Term Loan made pursuant to clause (i) of Section 2.01.

         "Type", when used in reference to any Term Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Term Loans comprising such Borrowing, is determined by reference to the FX Rate, LIBO Rate or the Alternate Base Rate.

         "Unrestricted Subsidiary" means any Subsidiary of the Company that has been designated as an Unrestricted Subsidiary by the Company pursuant to and in compliance with Section 6.11. Any such designation shall be irrevocable, and no Unrestricted Subsidiary may become a Restricted Subsidiary (including pursuant to any merger, consolidation or transfer of assets involving a Restricted Subsidiary).

         "Wholly Owned subsidiary" of any Person shall mean a subsidiary of such Person of which securities or other ownership interests (except for directors' qualifying shares and other de minimis amounts of outstanding securities or ownership interests) representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such Person or one or more Wholly Owned subsidiaries of such Person or by such Person and one or more Wholly Owned subsidiaries of such Person.

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.02. Classification of Term Loans and Borrowings. For purposes of this Agreement, Term Loans may be classified and referred to by Class (e.g., a "Tranche A Term Loan") or by Type (e.g., a "Fixed Rate Term Loan") or by Class and Type (e.g., a "Eurodollar Tranche A Term Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Tranche A Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Fixed Rate Tranche A Borrowing").

         SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 1.04. Accounting Terms; Adjusted Accounting Principles. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with Adjusted Accounting Principles, including GAAP as in effect from time to time; provided that, if the Company notifies the Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if (based on a request from the Required Lenders) the Agent notifies the Company that the Required Lenders have requested an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of Adjusted Accounting Principles and GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Whenever financial statements are required to be prepared or delivered hereunder in accordance with Adjusted Accounting Principles, such financial statements need not include footnotes and other disclosures that would otherwise be required by GAAP in respect of financial statements including Starpower as a consolidated Subsidiary of the Company.

                                  ARTICLE II

                                  The Credits

         SECTION 2.01. Commitments. (a) Subject to the terms and conditions set forth herein, each Lender agrees to make Tranche A Term Loans to the Company in a principal amount not exceeding its Tranche A Commitment. Amounts borrowed in respect of Initial Tranche A Term Loans may be borrowed in whole or in part from time to time on or prior to the applicable Initial Tranche A Commitment Termination Date. Amounts repaid in respect of Term Loans may not be reborrowed.

         (b) The Company may from time to time enter into Increase Agreements with an Increasing Lender to increase the Total Tranche A Commitment of an Increasing Lender so long as, after giving effect thereto, the aggregate amount of the Total Tranche A Commitments plus the outstanding principal amount of all Tranche A Term Loans plus all amounts to be accreted on the Tranche A Term Loans, does not exceed $500,000,000. The Company may arrange for any such increase to be provided by one or more banks, financial institutions or other entities (each such bank, financial institution or other entity, an "Increasing Lender"); provided that the Company and each Increasing Lender shall execute an Increase Agreement to evidence its Tranche A Commitment; provided further that any Lender shall not have any increased Commitment pursuant to this clause (b) unless such Lender has executed an Increase Agreement in accordance with the first proviso hereof. New Commitments created pursuant to this clause shall become effective on the date agreed by the Company and the applicable Increasing Lender and the Company shall notify the Agent thereof.

         SECTION 2.02. Loans and Borrowings. (a) Each Term Loan shall be made as part of a Borrowing consisting of Term Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Term Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Term Loans as required.

         (b) Subject to Section 2.14, each Term Borrowing shall be comprised entirely of Fixed Rate Term Loans, ABR Term Loans or Eurodollar Term Loans as the Company may request in accordance herewith; provided that the Tranche A Borrowings shall only be Fixed Rate Term Loans. Each Lender at its option may make any Eurodollar Term Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Term Loan; provided that any exercise of such option shall not affect the obligation of the Company to repay such Term Loan in accordance with the terms of this Agreement.

         (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000. At the time that each ABR Borrowing and Fixed Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Borrowings of more than one Type and Class may be outstanding at the same time.

         (d) Notwithstanding any other provision of this Agreement, the Company shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Tranche A Maturity Date, as applicable.

         SECTION 2.03. Requests for Borrowings. To request a Term Borrowing, the Company shall notify the Agent of such request by giving the Agent a written Borrowing Request in the form of Exhibit B hereto by hand delivery or telecopy (a) in the case of a Eurodollar Borrowing, not later than 12:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing or Fixed Rate Borrowing not later than 4:00 p.m., New York City time, on the Business Day immediately preceding the date of the proposed Borrowing. Each such Borrowing Request shall specify the following information in compliance with Section 2.02:

               (i) the aggregate amount of such Borrowing;

               (ii) the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be an ABR Borrowing, Fixed Rate Borrowing or a Eurodollar Borrowing;

               (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

               (v) the location and number of the Company's account to which funds are to be disbursed.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Company shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Agent shall advise each Lender hereunder (whether or not such Lender is participating in such Borrowing) of the details thereof and of the amount of such Lender's Term Loan to be made as part of the requested Borrowing.

         SECTION 2.04. [Reserved]

         SECTION 2.05. Funding of Borrowings. (a) Each Lender shall make each Term Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Agent most recently designated by it for such purpose by notice to the Lenders or by prior agreement with the Company; provided that any request for a Borrowing with respect to an Initial Tranche A Term Loan shall be accompanied by a certificate of the Company confirming that (A) the proceeds of such Borrowing shall be applied in accordance with Section 5.11(a) and (B) no Commitment Termination Event shall have occurred and be continuing.

         (b) Unless the Agent shall have received written notice from a Lender no later than 4:00 p.m., New York City time, one Business Day prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender's share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with paragraph
(a) of this Section and may, in reliance upon such assumption, make available to the Company a corresponding amount. In such event, if a Lender has not in fact made its share of the Borrowing available to the Agent, then the applicable Lender and the Company severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Company to but excluding the date of payment to the Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Company, the interest rate applicable to the Tranche A Term Loans. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender's Term Loan included in such Borrowing.

         SECTION 2.06. Interest Elections for Incremental Loans. (a) Each Term Borrowing of Incremental Loans initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Company may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Company may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Term Loans comprising such Borrowing, and the Term Loans comprising each such portion shall be considered a separate Borrowing.

         (b) To make an election pursuant to this Section, the Company shall notify the Agent and each Lender hereunder (regardless of whether the Lender is participating in such Borrowing) of such election by sending by hand delivery or telecopy to the Agent an Interest Election Request in a form reasonably acceptable to the Agent signed by the Company by the time that a Borrowing Request would be required under Section 2.03.

         (c) Each Interest Election Request shall specify the following information in compliance with Section 2.02:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Company shall be deemed to have selected an Interest Period of one month's duration.

         (d) Promptly following receipt of an Interest Election Request, the Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

         (e) If the Company fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

         SECTION 2.07. Incremental Loans. At any time, the Company may arrange for the addition of one or more new tranches of Term Loans (each such tranche, the "Incremental Loans"). The Incremental Loans (a) shall be in an aggregate principal amount not in excess of the Maximum Incremental Commitment and shall be otherwise permitted by the Chase Credit Agreement and the Company Indentures, (b) shall be Term Loans for all purposes hereunder (including for purposes of sharing of Collateral and prepayments), (c) shall have such pricing as may be agreed by the Company and the Lenders providing such Incremental Loans, which may include warrants or other equity conversion provisions, (d) shall mature no earlier than the Tranche A Maturity Date, and
(e) shall otherwise have terms and conditions as agreed to by the Company and the Lenders providing such Incremental Loans provided that no Incremental Loan may have terms more restrictive to the Company and its Subsidiaries than the Tranche A Term Loans. The Company shall have the right to arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "Incremental Lender") to extend commitments to provide such Incremental Loans; provided that such Incremental Lender certifies to the Company that it is a financial institution typically party to commercial loan agreements. Commitments in respect of Incremental Loans shall become Commitments under this Agreement pursuant to either an amendment to this Agreement executed by the Company, each Incremental Lender and the Agent or a separate credit agreement entered into by the Company, each Incremental Lender and the Agent and such amendments to the other Loan Documents as are reasonably appropriate to effect such purpose (it being understood that the Agent shall have no right to consent to or approve the terms and conditions applicable to such Incremental Loans so long as the provisions of this Section
2.07 are satisfied). Notwithstanding the terms and provisions of Section 9.02(b), each of the Lenders hereby authorizes and directs the Agent on its behalf to enter into such amendments or separate credit agreement with the Company as the Company may reasonably deem to be necessary to permit and effectuate the Incremental Loans on the basis set forth in this Section 2.07. The effectiveness of such amendment or separate credit agreement shall be subject to the satisfaction on the date thereof of each of the conditions set forth in paragraphs (a) and (b) of Section 4.02.

         SECTION 2.08. Repayment of Term Loans; Evidence of Debt. (a) The Company hereby unconditionally promises to pay to the Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.09.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company to such Lender resulting from each Term Loan made by Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (c) The Agent shall maintain accounts in which it shall record (i) the amount of each Term Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof.

         (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall conclusively establish the existence and amounts of the obligations recorded therein, absent manifest error; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Company to repay the Term Loans in accordance with the terms of this Agreement.

         (e) Any Lender may request that Term Loans of any Class made by it be evidenced by a promissory note. In such event, the Company shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender or its registered assigns) and in the form of Exhibit F hereto. Thereafter, the Term Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

         SECTION 2.09. Repayment of Term Loans. The Company shall repay the outstanding principal balance of the Tranche A Term Loans plus all accrued and unpaid interest thereon, on the Tranche A Maturity Date.

         SECTION 2.10. Prepayment of Term Loans. (a) The Company may prepay any of the Term Loans under this Section 2.10(a), in whole or in part, to the extent permitted by the Chase Credit Agreement and subject to the requirements of this Section, provided that the Company shall at the time of such prepayment pay to the Agent, for the pro rata account of each Lender, the following amounts:

         (i) if such prepayment is made after the Effective Date but before the first anniversary thereof, 108% of the then principal amount of the Term Loan, plus interest;

         (ii) if such prepayment is made on or after the first anniversary of the Effective Date but before the second anniversary thereof, 106% of the then principal amount of the Term Loan, plus interest;

         (iii) if such prepayment is made on or after the second anniversary of the Effective Date but before the third anniversary thereof, 104% of the then principal amount of the Term Loan, plus interest;

         (iv) if such prepayment is made on or after the third anniversary of the Effective Date but before the fourth anniversary thereof, 102% of the principal amount of the Term Loan, plus interest; or

         (v) if such prepayment is made on or after the fourth anniversary of the Effective Date but before the Tranche A Maturity Date, 100% of the then principal amount of the Term Loan, plus interest.

         (b) (i) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Company or any Company Group Subsidiary in respect of any Prepayment Event, and to the extent such Net Proceeds are not applied or required to be applied to the repayment of amounts outstanding under the Chase Credit Agreement, the Company shall, subject to the last sentence of this Section 2.10(b)(i), within five Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to such Net Proceeds; provided that in the case of any event described in clause
(a) of the definition of the term Prepayment Event relating to the sale of Telecommunications Assets or any event described in clause (c) of such definition constituting a distribution by a Joint Venture Subsidiary of Net Proceeds received by it from the sale of Telecommunications Assets or any event described in clause (d) of such definition, if the Company notifies the Agent that the Company and the Restricted Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 12 months of the receipt of such Net Proceeds or within 6 months of a binding commitment entered into during such 12 month period to acquire other Telecommunications Assets (it being understood that a failure to notify the Agent shall not eliminate the Company's or any Restricted Subsidiary's rights to reinvest such Net Proceeds in accordance with the terms hereof) and so long as no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied. Notwithstanding anything in the proviso to the immediately preceding sentence to the contrary, following the termination of the Chase Credit Agreement, 50% of the Net Proceeds received by the Company and the Company Group Subsidiaries as a result of any events of any of the types described in clauses (a), (c) and (d) of the definition of the term Prepayment Event following the Effective Date shall be used to prepay Term Borrowings and shall not be otherwise eligible for reinvestment in Telecommunications Assets.

                  (ii) Following the end of each fiscal year of the Company, commencing at the end of the fiscal year in which all amounts outstanding under the Chase Credit Agreement have been paid in full, the Company shall prepay Term Borrowings in an aggregate amount equal to 50% of Excess Cash Flow for such fiscal year; provided that any Lender may waive the right to receive the amount of such mandatory prepayment and such amount shall be applied to the other Term Loans being repaid pro rata. Each prepayment pursuant to this paragraph shall be made without any premium or penalty of any kind and shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

         (c) Prior to any optional or mandatory prepayment of Borrowings pursuant to this Section, the Company shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (d) of this Section provided that all Borrowings shall be paid pro rata. In the event of any optional or mandatory prepayment of Borrowings made at a time when Borrowings of more than one Class remain outstanding, the Company shall select Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the then outstanding Classes pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class.

         (d) The Company shall notify the Agent in writing of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing or a Fixed Rate Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice, the Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Term Loans. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13 and provided further that no prepayment of Term Loans need be made under this paragraph (d) until the aggregate amount of Net Proceeds received in respect of which prepayments are otherwise required to be made equals or exceeds $5,000,000, at which time a prepayment shall be made in an aggregate amount equal to all such Net Proceeds in respect of which no such prepayment has yet been made.

         SECTION 2.11. [Reserved]

         SECTION 2.12. Fees. (a) The Company agrees to pay to the Agent and each Tranche A Lender, in each case for such Person's own account, fees and other consideration payable in the amounts and at the times separately agreed upon between the Company and the Agent or such Tranche A Lender, respectively.

         (b) Except as set forth in any agreement referred to in clause (a) above, all fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Agent for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances unless paid in the absence of an obligation to pay such fee.

         SECTION 2.13. Interest. (a) The Tranche A Term Loans shall accrue interest at the applicable FX Rate; provided, that, in the event the FX Rate of any Tranche A Term Loan increases as provided in the definition thereof, the Company shall immediately issue a new Term Note to reflect the increased principal due at maturity of such Tranche A Term Loan as a result of such increase in the FX Rate.

         (b) The Incremental Loans comprising each ABR Borrowing, if any, shall bear interest at the Alternate Base Rate plus the Applicable Spread. The Incremental Loans comprising each Eurodollar Borrowing, if any, shall bear interest at the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Spread. The Incremental Loans comprising each Fixed Rate Borrowing, if any, shall bear interest at the FX Rate.

         (c) Notwithstanding the foregoing, if any principal of or interest on any Term Loan or any fee or other amount payable by the Company hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Term Loan, 2% plus the rate otherwise applicable to such Term Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the applicable FX Rate as provided in paragraph (a) of this Section.

         (d) Accrued interest on each Term Loan shall be payable in arrears on each Interest Payment Date for such Term Loan; provided that,(i) the Tranche A Term Loans will not accrue cash interest prior to April 1, 2006, (ii) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(iii) in the event of any repayment or prepayment of any Term Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iv) in the event of any conversion of any Eurodollar Term Loan prior to the end of the current Interest Period therefor, accrued interest on such Term Loan shall be payable on the effective date of such conversion.

         (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or LIBO Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error.

         SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

         (a) the Agent is advised in writing by the Required Lenders that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

         (b) the Agent is advised in writing by the Required Lenders that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Term Loans (or its Term Loan) included in such Borrowing for such Interest Period; then the Agent shall give notice thereof in writing to the Company and the Lenders as promptly as practicable thereafter and, until the Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

         SECTION 2.15. Increased Costs. (a) If any Lender shall give notice to the Agent and the Company at any time to the effect that Eurocurrency Reserve Requirements are, or are scheduled to become, effective and that such Lender is or will be generally subject to such Eurocurrency Reserve Requirements as a result of which such Lender will incur additional costs (other than Taxes or amounts relating to Taxes), then such Lender shall, for each day from the later of the date of such notice and the date on which such Eurocurrency Reserve Requirements become effective, be entitled to additional interest on each Eurodollar Term Loan made by it at a rate per annum determined for such day (rounded upward to the nearest 100th of 1%) equal to the remainder obtained by subtracting (i) the LIBO Rate for such Eurodollar Term Loan from
(ii) the rate obtained by dividing such LIBO Rate by a percentage equal to 100% minus the then-applicable Eurocurrency Reserve Requirements. Such additional interest will be payable in arrears to the Agent, for the account of such Lender, on each Interest Payment Date relating to such Eurodollar Term Loan and on any other date when interest is required to be paid hereunder with respect to such Loan. Any Lender which gives a notice under this paragraph (a) shall promptly withdraw such notice (by written notice of withdrawal given to the Agent and the Company) in the event Eurocurrency Reserve Requirements cease to apply to it or the circumstances giving rise to such notice otherwise cease to exist.

         (b) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any Eurocurrency Reserve Requirement in respect of which an interest rate adjustment in favor of such Lender is in effect pursuant to paragraph
         (a) of this Section); or

                  (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Term Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost (other than Taxes or amounts relating to Taxes) to such Lender of making or maintaining any Eurodollar Term Loan (or of maintaining its obligation to make any such Loan) or to increase the cost (other than Taxes or amounts relating to Taxes) to such Lender or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Company will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

         (c) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, as a consequence of this Agreement or the Term Loans made by such Lender, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

         (d) A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (b) or (c) of this Section and the determination thereof shall be delivered to the Company and shall be conclusive absent demonstrable error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         (e) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Company shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

         SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Term Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Term Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(c) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Term Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19, then, in any such event, the Company shall compensate each Lender for the loss, cost and expense attributable to such event (but not for any loss of Applicable Spread). In the case of a Eurodollar Term Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Term Loan had such event not occurred, at the LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section and the determination thereof shall be delivered to the Company and shall be conclusive absent demonstrable error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         SECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of the Company or any Subsidiary hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Company or any Subsidiary shall be required by law or regulation to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agent or Lender(as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company or such Subsidiary shall make such deductions and (iii) the Company or any Subsidiary, as the case may be, shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, the Company and any Subsidiary shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) The Company and any Subsidiary Loan Party shall, jointly and severally, indemnify the Agent and each Lender within 15 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes required to be paid by the Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Company or any Subsidiary hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section), and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. After the Agent or such Lender learns of the imposition of such Indemnified Taxes or Other Taxes, such party will act in good faith to promptly notify the Company of its obligations thereunder. A certificate setting forth in reasonable detail the amount of such payment or liability and the determination thereof delivered to the Company by a Lender or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent demonstrable error.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company or any Subsidiary to a Governmental Authority, the Company shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

         (e) Each Lender that is a Foreign Person and that is entitled to an exemption from or reduction of withholding tax with respect to payments under any Loan Document shall deliver to the Company (with a copy to the Agent, as applicable), at the time(s) prescribed by applicable law or reasonably requested by the Company (or the Agent, as applicable), such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate of withholding. Each Lender and Agent that is a United States person, as defined in section 7701(a)(30) of the Code (other than a Person that the Company may treat as an"exempt recipient" pursuant to Treasury Regulations section 1.6049-4(c)), shall deliver at the time(s) and in the manner(s) prescribed by applicable law or reasonably requested by the Company (or the Agent, as applicable), properly completed and duly executed United States Internal Revenue Form W-9 or any successor form, certifying that such Person is exempt from United States backup withholding tax on payments made under the Loan Documents. Notwithstanding any other provision of this Section 2.17(e), each such Lender shall not be required to deliver any form pursuant to this Section 2.17(e) that such Lender is not legally able to deliver (i) at the time such Lender becomes a party to this Agreement or (ii) to the extent that such failure is due to a change in treaty, law, regulation or any action by the Company occurring subsequent to the date on which such form originally was required to be provided pursuant to this Section 2.17(e).

         (f) If any Foreign Lender or Participant receives a refund of any Taxes or Other Taxes as to which it has been indemnified by the Company or with respect to which the Company has paid additional amounts pursuant to this
Section 2.17, it shall pay over such refund to the Company (but only to the extent of indemnity payments made, or additional amounts paid, by the Company under this Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Foreign Lender without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Company, upon the request of such Foreign Lender, agrees to repay the amount paid over to the Company pursuant to this Section 2.17(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Foreign Lender in the event such Foreign Lender is required to repay such refund to such Governmental Authority. Nothing contained in this Section 2.17(f) shall require any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Company or any other Person.

         SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Company shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, or fees, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 1:00 p.m., New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date shall be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Agent, except that payments pursuant to Sections 2.15 (other than paragraph (a) thereof), 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Notwithstanding the foregoing, in no event shall the issuance of any warrants or other right to acquire any such Equity Interests of the Company to any Lender or any payment or proceeds resulting from such issuance constitute a payment which shall be subject to distribution amongst any other Lenders pursuant to this Section 2.18(a). If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

         (b) If at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

         (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Term Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Term Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Company pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Company consents to the foregoing and agrees, to the extent they may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Company's rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Company in the amount of such participation.

         (d) Unless the Agent shall have received written notice from the Company prior to the date on which any payment is due to the Agent for the account of the Lenders hereunder that the Company will not make such payment, the Agent may assume that the Company has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Company has not in fact made such payment, then each of the Lenders severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the Federal Funds Effective Rate.

         (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b), 2.18(d) or 9.03(c), then the Agent shall (notwithstanding any contrary provision hereof) apply any amounts thereafter received by the Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

         SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Company is required to pay any additional amount to (or for the benefit of) any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Term Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section
2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) If any Lender requests compensation under Section 2.15 (other than under paragraph (a) thereof), or if the Company is required to pay any additional amount to (or for the benefit of) any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Term Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that such Lender shall have received payment of an amount equal to the outstanding principal of its Term Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder or pursuant to any other Loan Document, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts). A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

                                  ARTICLE III

                        Representations and Warranties

         The Company represents and warrants to the Agent (solely with respect to Sections 3.01, 3.02, 3.03, 3.09, 3.12 and 3.16) and the Lenders that:

         SECTION 3.01. Organization; Powers; Capitalization. (a) Each of the Company and its Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

         (b) As of March 31, 2003, the capitalization of the Company is as set forth on Schedule 3.01. Since that date there have been no material changes to the Company's capitalization. Other than as set forth on Schedule 3.01, all of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and free and clear of any Lien or other right or claim and the holders thereof are not entitled to any preemptive or other similar rights. Other than as set forth on Schedule 3.01, there are no subscriptions, options, warrants, rights, convertible securities, exchangeable securities or other agreements or commitments of any character pursuant to which the Company is required to issue any shares of its capital stock.

         SECTION 3.02. Authorization; Enforceability. The Financing Transactions to be entered into by the Company are within the Company's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Company and constitutes, and each other Loan Document to which the Company is to be a party, when executed and delivered by the Company, will constitute, a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         SECTION 3.03. Governmental Approvals; No Conflicts. The Financing Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Restricted Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture or agreement governing Indebtedness or any other agreement material to the Company and the Restricted Subsidiaries taken as a whole that is binding upon the Company or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Restricted Subsidiaries, and (d) except for Liens created under the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Company or any of its Restricted Subsidiaries.

         SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Company has heretofore filed with the Securities and Exchange Commission its annual report on Form 10-K for fiscal year ended December 31, 2002 and its Quarterly Report on Form 10-Q for the quarter ending March 31, 2003. Such report presents fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of the dates set forth therein in accordance with GAAP.

         (b) Except as disclosed in the financial statements referred to above or the notes thereto or on Schedule 3.04, after giving effect to the Financing Transactions, none of the Company or any of the Restricted Subsidiaries has, as of the Effective Date, any material contingent liabilities, unusual material long-term commitments or material unrealized losses.

         (c) Since December 31, 2002, there has been no material adverse change in the business, operations, or financial condition of the Company and its Restricted Subsidiaries, taken as a whole. The financial information contained in the Report on Form 10-K for the year ended December 31, 2002 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 which have been filed by the Company with the Securities and Exchange Commission in respect of its fiscal year ended December 31, 2002 and quarter ended March 31, 2003, respectively, present fairly, in all material respects, the financial position and results of operations of the Company and its consolidated Subsidiaries as of December 31, 2002 and March 31, 2003, respectively, and for such fiscal year and quarter in accordance with GAAP.

         SECTION 3.05. Properties. (a) The Company and its Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

         (b) Each of the Company and the Restricted Subsidiaries (to the knowledge of any Executive Officer in the case of the RCN-BecoCom Group and the Starpower Group so long as they are Restricted Subsidiaries) owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and the Restricted Subsidiaries (to the knowledge of any Executive Officer in the case of the RCN-BecoCom Group and the Starpower Group so long as they are Restricted Subsidiaries) does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of the Restricted Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than those disclosed on Schedule 3.06) or (ii) that involve any of the Loan Documents.

         (b) Except for any matter disclosed on Schedule 3.06 and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company, nor any of its Subsidiaries (in the case of the RCN-BecoCom Group and the Starpower Group so long as they are Restricted Subsidiaries, to the knowledge of any Executive Officer) (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

         SECTION 3.07. Compliance with Laws and Agreements. The Company and its Subsidiaries (to the knowledge of any Executive Officer in the case of the RCN-BecoCom Group and the Starpower Group so long as they are Restricted Subsidiaries), is in compliance with all laws, regulation and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

         SECTION 3.08. Investment and Holding Company Status. Neither the Company nor any of the Restricted Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         SECTION 3.09. Taxes. Each of the Company and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $10,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $10,000,000 the fair market value of the assets of all such underfunded Plans.

         SECTION 3.11. Disclosure. There are no restrictions contained in any agreements, instruments and corporate or other restrictions to which the Company or any of the Restricted Subsidiaries is subject that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information delivered by or on behalf of the Company to the Agent or any Lender pursuant to this Agreement or any other Loan Document (as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

         SECTION 3.12. Subsidiaries. Schedule 3.12(a) sets forth the name of, and the ownership interest of the Company in, each Subsidiary of the Company (including each Joint Venture Subsidiary), in each case as of the Effective Date. As of the date of this Agreement, all of the Company's Subsidiaries are Restricted Subsidiaries other than those listed on Schedule 3.12(b).

         SECTION 3.13. Insurance. The Company believes that the insurance maintained by or on behalf of the Company and the Restricted Subsidiaries is adequate.

         SECTION 3.14. Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against the Company or any Restricted Subsidiary (to the knowledge of any Executive Officer in the case of the RCN-BecoCom Group and the Starpower Group so long as they are Restricted Subsidiaries), pending or, to the knowledge of the Company, threatened. All significant payments due from the Company or any Restricted Subsidiary, or for which any significant claim may be made against the Company or any Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Company, or a Restricted Subsidiary (to the knowledge of any Executive Officer in the case of the RCN-BecoCom Group and the Starpower Group so long as they are Restricted Subsidiaries). The consummation of the Financing Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement binding upon the Company or any Restricted Subsidiary (to the knowledge of any Executive Officer in the case of the RCN-BecoCom Group and the Starpower Group so long as they are Restricted Subsidiaries).

         SECTION 3.15. Intellectual Property. Each of the Company and its Restricted Subsidiaries owns, or is licensed to use, all intellectual property necessary for the conduct of its business as currently conducted except for any failure to so own or license intellectual property which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted and is pending against the Company or any Restricted Subsidiary challenging or questioning the use of any intellectual property by it or the validity or effectiveness of any intellectual property used by it, except for any claims, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The use of intellectual property by the Company or any Restricted Subsidiary does not infringe on the rights of any person in any material respect and in any manner which could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.16. Security Interests. (a) When executed and delivered, the Pledge Agreement will be effective to create in favor of the Agent for the ratable benefit of the Secured Parties a valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when financing statements in appropriate form are filed with the Secretary of the State of Delaware, the Pledge Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the pledgor thereunder in such Collateral, prior and superior in right to any Person other than the Chase Lenders. On the Collateral Trigger Date, when Collateral constituting certificated Equity Interests are delivered to the Agent together with instruments of transfer duly endorsed in blank or when financing statements in appropriate form are filed with the Secretary of the State of Delaware, the Pledge Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the pledgor thereunder in such Collateral.

         (b) When executed and delivered, the Security Agreement will be effective to create in favor of the Agent for the ratable benefit of the Secured Parties a valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed with the Secretary of the State of Delaware, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral, to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, other than the Intellectual Property (as defined in the Security Agreement), in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any Person other than the Chase Lenders to the extent perfection can be obtained by filing Uniform Commercial Code financing statements and other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02. On the Collateral Trigger Date, the Security Agreement shall constitute a fully perfected Lien, on, and security interest in, all right, title and interest of the Company in such Collateral prior and superior in right to any Person other than the Chase Lenders to the extent perfection can be obtained by filing Uniform Commercial Code financing statements and other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02.

         (c) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the security interest created thereunder shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Company in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Company after the date hereof), in each case prior and superior in right to any Person other than the Chase Lenders and other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02. On the Collateral Trigger Date, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Company in the Intellectual Property prior and superior in right to any Person other than the Chase Lenders and other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02.

         SECTION 3.17. Reportable Transaction. The Company does not intend to treat the Term Loans and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Company determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof.

                                  ARTICLE IV

                                  Conditions

         SECTION 4.01. Effective Date. The obligations of the Lenders to make Term Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

         (a) Evergreen Investments (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Lenders (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

         (b) The Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders and dated the Effective Date) of Skadden, Arps, Slate, Meagher & Flom, LLP counsel for the Company, substantially in the form of Exhibit C. The Company hereby request such counsel to deliver such opinions.

         (c) The Agent and the Lenders shall have received such documents and certificates as the Agent and the Lenders or their counsel may reasonably request relating to the organization, existence and good standing of the Company, the authorization of the Financing Transactions and any other legal matters relating to the Company, the Loan Documents or the Financing Transactions all in form and substance reasonably satisfactory to such person and its counsel.

         (d) The Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs
(a) and (b) of Section 4.02.

         (e) The Agent and the Tranche A Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company hereunder or under any other Loan Document.

         (f) The Agent shall have received (i) counterparts of the Security Documents signed on behalf of the Company together with all documents and instruments, required by law or reasonably requested by the Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement or the Pledge Agreement and (ii) a completed Perfection Certificate relating to the Company.

         (g) The Company shall have received a certificate executed by an executive officer of each of the Lenders certifying that it is a financial institution typically party to commercial loan agreements and the Agent shall have received a copy of such certificate.

         (h) The Agent shall have received evidence that the insurance required by Section 5.07 and the Security Documents is in effect.

         (i) The Agent shall have received a certificate from the Company demonstrating compliance with Section 10.11 of the Company Indentures, after giving effect to the Indebtedness incurred hereunder.

         (j) The Agent shall have received written evidence that JPMorgan Chase Bank, as agent under the Chase Credit Agreement, has consented to the terms of the Loan Documents as required by the Chase Credit Agreement. The Agent shall (based on (1) satisfaction or waiver of conditions precedent applicable to it and (2) advice from the Company and the Lenders as to the satisfaction or waiver of conditions precedent applicable to them, respectively) notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

         SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Term Loan on the occasion of any Borrowing is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

         (a) The representations and warranties of the Company set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing.

         (b) (i) Except with respect to any Borrowing of an Initial Tranche A Term Loan, at the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing and (ii) with respect to any Borrowing of an Initial Tranche A Term Loan, at the time of and immediately after giving effect to such Borrowing, no Commitment Termination Event shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

                                   ARTICLE V

                             Affirmative Covenants

         Until the Commitments have expired or been terminated and the principal of and interest on each Term Loan and all fees payable hereunder shall have been paid in full the Company covenants and agrees with the Lenders that:

         SECTION 5.01. Financial Statements and Other Information. The Company will furnish to the Agent, who shall make copies available to each Lender:

         (a) within 105 days after the end of each fiscal year of the Company,
(i) its audited consolidated balance sheet and related statements of operations, shareholders' equity and cash flows as of the end of and for such year, and (ii) as long as Starpower is an unconsolidated (for GAAP purposes) Restricted Subsidiary the audited consolidated balance sheet and related statements of operations, shareholders' equity and cash flows of Starpower as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PriceWaterhouseCoopers LLP or other independent public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and (iii) an unaudited consolidating balance sheet and related unaudited consolidating statement of operations of the Company and its Subsidiaries, including Starpower (so long as it is a Restricted Subsidiary) and each Unrestricted Subsidiary, as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, certified by a Financial Officer as having been prepared in accordance with Adjusted Accounting Principles.

         (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, (i) its consolidated balance sheet and related statements of operations, shareholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, (ii) the consolidated balance sheet and related statements of operations, shareholders' equity and cash flows of Starpower as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year and (iii) the consolidating balance sheet and related consolidating statement of operations of the Company and each of its Subsidiaries, including Starpower (so long as it is a Restricted Subsidiary) and each Unrestricted Subsidiary, as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, certified, in the case of the statements referred to in clause (i) and (iii), by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, in the case of the financial statements referred to in clauses (i) and (ii), and Adjusted Accounting Principles, in the case of the financial statements referred to in clause (iii), consistently applied, subject to normal year-end audit adjustments and the absence of footnotes and other disclosures;

         (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Company
(i) certifying as to whether a Default has occurred and is continuing and, if a Default has occurred, and is continuing specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) stating whether any change in Adjusted Accounting Principles or GAAP, as the case may be, or in the application thereof has occurred since the date of the Company's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

         (d) concurrently with any delivery of financial statements under clause (a)(i) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default that has occurred and is continuing (which certificate may be limited to the extent required by accounting rules or guidelines);

         (e) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Restricted Subsidiary, or compliance with the terms of any Loan Document, as the Required Lenders may reasonably request;

         (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials other than those relating to employee benefit plans filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Company to its shareholders generally and any tender offer document related to a Note Repurchase, as the case may be;

         (g) (i) concurrently with the delivery thereof, any material notices or certificates delivered under the Chase Credit Agreement or the Company Indentures and (ii) promptly following the execution thereof, any amendments or waivers to the Chase Credit Agreement or the Company Indentures; and

         (h) if delivered within 90 days of the Effective Date, copies of any notice of borrowing to any lender requesting a loan be made to the Company which would cause an increase in the FX Rate in accordance with the definition thereof.

         SECTION 5.02. Notices of Material Events. The Company will furnish to the Agent and the Agent will furnish to each Lender prompt written notice of the following after any Executive Officer of the Company obtains knowledge thereof:

         (a) the occurrence of any Default hereunder or any "Default" under the Chase Credit Agreement or the Company Indentures;

         (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against the Company or any Affiliate (including all Restricted Subsidiaries) thereof that, in the reasonable judgment of the Company, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

         (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

         (d) the termination of the Chase Credit Agreement;

         (e) any other development that has resulted in a Material Adverse Effect; and

         (f) the occurrence of a Collateral Triggering Event and/or a Covenant Triggering Event.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         SECTION 5.03. Information Regarding Collateral. (a) The Company will furnish to the Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of a significant portion of its business or in the ownership of significant properties, (ii) in any Loan Party's state of incorporation, (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Company agrees not to effect or permit any change referred to in the preceding sentence unless it shall have given the Collateral Agent 10 days notice of such change and shall promptly make all filings under the Uniform Commercial Code or otherwise that are required in order for the Agent to continue at all times following such change to have a valid and perfected security interest in all the Collateral. The Company also agrees promptly to notify the Agent in writing if any material portion of the Collateral is damaged or destroyed.

         (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Company shall deliver to the Agent a certificate of a legal officer of the Company (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings (other than in real estate records and other than fixture filings requiring metes and bounds descriptions)) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

         SECTION 5.04. Existence; Conduct of Business. The Company will, and will cause (or in the case of Starpower so long as it is a Restricted Subsidiary, use its reasonable best efforts to cause) each of its Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names which, in the Company's judgment, are material to the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

         SECTION 5.05. Payment of Obligations. The Company will, and will cause (or in the case of Starpower so long as it is a Restricted Subsidiary, use its reasonable best efforts to cause) each of its Restricted Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except (i) where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation or (ii) the failure to make any such payments would not result in aggregate liability in excess of $10,000,000.

         SECTION 5.06. Maintenance of Properties. The Company will, and will cause (or in the case of Starpower so long as it is a Restricted Subsidiary, use its reasonable best efforts to cause) each of its Restricted Subsidiaries to keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

         SECTION 5.07. Insurance. The Company will, and will cause (or in the case of Starpower so long as it is a Restricted Subsidiary, use its reasonable best efforts to cause) each of its Restricted Subsidiaries to maintain, with financially sound and reputable insurance companies (a) insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses and (b) all insurance required to be maintained pursuant to the Security Documents. The Company will furnish to the Lenders, upon request of the Agent, information in reasonable detail as to the insurance so maintained.

         SECTION 5.08. Casualty and Condemnation. The Company (a) will furnish to the Agent prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Security Documents.

         SECTION 5.09. Books and Records; Inspection and Audit Rights. The Company will, and will cause (or in the case of Starpower so long as it is a Restricted Subsidiary, use its reasonable best efforts to cause) each of its Subsidiaries to keep proper books of record and account in which in all material respects full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Upon the occurrence and during the continuation of a Default, the Company will, and will cause (or in the case of Starpower so long as it is a Restricted Subsidiary, use its reasonable best efforts to cause) each of its Subsidiaries to permit any representatives designated by the Agent or the Required Lenders, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (with representatives of the Company present), all at such reasonable times and as often as reasonably requested.

         SECTION 5.10. Compliance with Laws. The Company will, and will cause (or in the case of Starpower so long as it is a Restricted Subsidiary, use its reasonable best efforts to cause) each of its Restricted Subsidiaries to comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 5.11. Use of Proceeds

         (a) The proceeds of the Evergreen Tranche A Term Loan made on the Effective Date will be used by the Company for the repurchase of certain of the Company's senior unsecured Indebtedness and, to the extent the Company uses cash on hand to repurchase the Company's senior unsecured Indebtedness, for working capital needs of the Company and its Subsidiaries. The proceeds of any other Term Loans will be used by the Company for general corporate purposes, including, without limitation, the repurchase of the Company's senior unsecured Indebtedness.

         (b) No part of the proceeds of any Term Loan will be used, directly or indirectly, for any purpose that entails a violation of the regulations of the Board, including Regulations T, U and X.

         SECTION 5.12. Collateral Trigger Date; Additional Subsidiaries.

         (a) Within 10 Business Days after any Collateral Trigger Date, the Company shall cause each Subsidiary that is a Subsidiary Loan Party (i) to execute a guarantee substantially similar to the guarantee executed by the Subsidiary Loan Parties in connection with the Chase Credit Agreement pursuant to which it shall guarantee the obligations of the Company hereunder (solely to the extent such Subsidiary has entered into a Guarantee with respect to the Chase Credit Agreement or is a co-borrower under the Chase Credit Agreement (in each case to the extent the Chase Credit Agreement remains outstanding at such time)), (ii) to become a party to the Security Documents and other Loan Documents and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Agent or the Required Lenders shall reasonably request (but solely to the extent such Subsidiary has granted a Lien on its assets to secure the Chase Credit Agreement (to the extent the Chase Credit Agreement remains outstanding at such time)), (iii) if any Equity Interest in or Indebtedness of such Subsidiary is owned by or on behalf of any Loan Party, the Company and the Subsidiary Loan Parties will cause such Equity Interests and promissory notes evidencing such Indebtedness to be pledged pursuant to the Security Documents (except that, if such Subsidiary is a Foreign Subsidiary, shares of voting stock of such Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding shares of voting stock of such Subsidiary and further limited solely to the extent such Subsidiary has granted a Lien on such Equity Interests and promissory notes to secure the Chase Credit Agreement (to the extent the Chase Credit Agreement remains outstanding at such time)) and (iv) deliver legal opinions, with respect to similar matters covered in Exhibit C, to the addresses contained in Exhibit C, including those related to the guarantees and pledges of the Subsidiary Loan Parties in form and substance reasonably satisfactory to the Agent. Upon the occurrence of a Collateral Trigger Date, the Loan Documents shall be amended to incorporate and reference the Subsidiary Loan Parties throughout the Loan Documents, including the covenants, in each place where the Chase Credit Agreement as of the date hereof references the Borrowers, Subsidiary Loan Parties or Loan Parties, as applicable, and the Company and each of the Lenders hereby authorizes and directs the Agent on its behalf to enter into such amendment. The Company hereby agrees to cause the Subsidiary Loan Parties to execute such Loan Documents and become parties hereto and thereto.

         (b) If any additional Significant Subsidiary is formed or acquired after the Effective Date but prior to the Collateral Trigger Date, and the Equity Interest in or Indebtedness of such Subsidiary is owned directly by the Company, the Company will notify the Agent and the Lenders thereof in writing and will cause such Equity Interests and promissory notes evidencing such Indebtedness to be pledged pursuant to the Security Documents within 10 Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary, shares of voting stock of such Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding shares of voting stock of such Subsidiary).

         (c) If any additional Significant Subsidiary is formed or acquired after the Collateral Trigger Date, the Company will notify the Agent and the Lenders thereof in writing and (a) if such Subsidiary is a Subsidiary Loan Party, the Company will cause such Subsidiary to become a party to the Security Documents within ten Business Days after such Restricted Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Agent or the Required Lenders shall reasonably request and (b) if any Equity Interest in or Indebtedness of such Subsidiary is owned by or on behalf of any Loan Party, the Company will cause such Equity Interests and promissory notes evidencing such Indebtedness to be pledged pursuant to the Security Documents within 10 Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary, shares of voting stock of such Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding shares of voting stock of such Subsidiary).

         SECTION 5.13. Further Assurances.

         (a) The Company will execute, and cause each Subsidiary Loan Party to execute, any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements,) which may be required under any applicable law, or which the Agent or the Required Lenders may reasonably request consistent with the terms hereof and of the other Loan Documents, to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Company. The Company also agrees to provide to the Agent, from time to time upon request, evidence as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

         (b) If any material assets (including any real property or improvements thereto or any interest therein) constituting Collateral are acquired by the Company after the Effective Date, or any Subsidiary Loan Party after the Collateral Trigger Date, (other than (i) assets constituting Collateral under the Security Documents that become subject to the Lien of the Security Documents upon acquisition thereof, (ii) real estate and (iii) Excluded Collateral (as defined in the Security Agreement)), the Company, or any Subsidiary Loan Party after the Collateral Trigger Date, will notify the Agent in writing thereof, and, unless the Required Lenders otherwise agree, the Company will, subject to legal and contractual restrictions, cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section all at the expense of the Company.

         (c) In the event (i) the Company or any Subsidiary Loan Party forms or acquires any Joint Venture Subsidiary or acquires any other Equity Interests, (ii) such investment exceeds $2,500,000 in the aggregate, and (iii) the consent of any other Person (other than any Governmental Authority) is required in order to permit the Equity Interests in such Joint Venture Subsidiary or such other Equity Interests to be pledged to the Agent, for the benefit of the Secured Parties, pursuant to the Security Documents, the Company and such Subsidiary Loan Party will use its commercially reasonable best efforts to obtain all such required consents and effect such pledge as soon as practicable. At all times prior to the time (if any) when such consents are obtained and such pledge effected, the Company will cause the Equity Interests in such Joint Venture Subsidiary or such other Equity Interests held by a Loan Party to be held and owned by an Investment Subsidiary in accordance with the provisions of Section 6.02(b). Notwithstanding the foregoing or any other provision in any Loan Document, the Equity Interests of Intertainer need not be held in or owned by an Investment Subsidiary.

         (d) In the event the consent of any Governmental Authority is required in order to permit any Equity Interests to be pledged to the Agent, for the benefit of the Secured Parties, pursuant to the Security Documents, the Company will use its commercially reasonable best efforts to obtain such required consent and effect such pledge as soon as practicable, provided that if such consent cannot be obtained following use of commercially reasonable best efforts, there shall be no Security Interest or Pledged Interest created in such Equity Interests under the Security Documents.

         SECTION 5.14. Future Amendments. Upon the occurrence of the Covenant Triggering Event, this Agreement shall be amended automatically without any further action on the part of any Person so that each of the financial covenants listed on Annex I hereto shall become a part of Article VI of this Agreement and the event of default listed on Annex I hereto shall become a part of Section 7.01 of this Agreement; provided that if at the time the Covenant Triggering Event occurs, the Chase Credit Agreement contains a financial covenant (such covenant, the "Chase financial covenant") that measures the same financial information as one of the financial covenants listed on Annex I (such covenant, the "Annex I financial covenant") and the Annex I financial covenant is more restrictive to the Company than the Chase financial covenant as adjusted to be more favorable to the Company by 20% (such covenant, the "Adjusted Chase financial covenant"), then the Annex I financial covenant shall be amended so that it is equal to the Adjusted Chase financial covenant.

         SECTION 5.15. OID Certificate. Concurrently with any delivery of financial statements under Section 5.01(a), the Company shall file with the Agent (a) a written notice specifying the Accreted Value (including daily rates and accrual periods) of outstanding Tranche A Term Loans as of the end of such year and (b) such other specific information relating to such Accreted Value as may then be relevant under the Code.

                                  ARTICLE VI

                              Negative Covenants

         Until the Commitments have expired or terminated and the principal of and interest on each Term Loan and all fees payable hereunder have been paid in full the Company covenants and agrees with the Lenders that:

         SECTION 6.01. Limitations on Indebtedness; Preferred Stock. (a) The Company will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness created under the Loan Documents, including, without limitation, any Incremental Loans incurred under this Agreement or under a separate credit agreement as permitted by
         Section 2.07;

                  (ii) Indebtedness existing on the date hereof and set forth on Schedule 6.01 attached hereto, and extensions, renewals or replacements of any such Indebtedness that do not increase the outstanding principal amount thereof;

                  (iii) Indebtedness of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary; provided that Indebtedness of any Subsidiary that is not a Restricted Subsidiary shall be subject to Section 6.04;

                  (iv) Guarantees by the Company of Indebtedness or operating lease payment obligations of any Subsidiary and by any Subsidiary of Indebtedness of any other Subsidiary; provided that Guarantees by the Company or any Restricted Subsidiary of Indebtedness or operating lease payment obligations of any Subsidiary that is not a Restricted Subsidiary shall be subject to Section 6.04;

                  (v) Purchase Money Indebtedness of the Company or any Restricted Subsidiary (other than Subsidiaries in the RCN-BecoCom Group or Starpower Group); provided that the sum of the aggregate principal amount of Indebtedness permitted by this clause (v) and the aggregate amount of Attributable Debt in respect of sale and leaseback transactions of the Company and its Restricted Subsidiaries (other than the RCN-BecoCom Group and the Starpower Group) permitted by Section 6.06 shall not exceed $125,000,000 at any time outstanding after the Effective Date;

                  (vi) Indebtedness of any Person that becomes a Restricted Subsidiary after the date hereof; provided that such Indebtedness exists at the time such Person becomes a Restricted Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary; and extensions, renewals or replacements of any such Indebtedness that do not increase the principal amount thereof;

                  (vii) Permitted Debt of the Company; provided that the Company is in pro forma compliance with Maximum Total Debt Ratio at the time of, and after giving effect to, the incurrence of such Indebtedness or, in the case of the incurrence of any such Indebtedness prior to December 31, 2005, the Company in good faith projects compliance with such covenant as of such date after giving effect to the incurrence of such Indebtedness;

                  (viii) other secured or unsecured Indebtedness of the Company or any Restricted Subsidiary not in excess of $25,000,000 at any time outstanding;

                  (ix) Purchase Money Indebtedness of the RCN-BecoCom Group; provided that the sum of the aggregate principal amount of the Indebtedness permitted by this clause (ix) and the aggregate amount of Attributable Debt in respect of sale and leaseback transactions of the RCN-BecoCom Group permitted by Section 6.06 shall not exceed $100,000,000 at any time outstanding;

                  (x) Purchase Money Indebtedness of the Starpower Group; provided that the sum of the aggregate principal amount of Indebtedness permitted by this clause (x) and the aggregate amount of Attributable Debt in respect of sale and leaseback transactions of the Starpower Group permitted by Section 6.06 shall not exceed $100,000,000 at any time outstanding;

                  (xi) Indebtedness of the Company and the Restricted Subsidiaries pursuant to Hedging Agreements entered into to fix the effective rate of interest on the Term Loans or other Indebtedness, provided such transactions are entered into to hedge actual interest rate exposures and not for the purpose of speculation;

                  (xii) Indebtedness created under the Chase Credit Agreement and any extensions, renewals, replacements or refinancings; provided that the aggregate principal amount of any refinancing or replacement of Indebtedness under the Chase Credit Agreement shall not exceed the greater of (i) the then outstanding principal of the Chase Credit Agreement (without giving effect to such refinancing or replacement) or (ii) $150,000,000; and

                  (xiii) Indebtedness of the Company or any of its Restricted Subsidiaries pursuant to any letter of credit facility with one or more financial institutions,

which letter of credit facility may be cash collateralized if necessary; provided that such Indebtedness shall not exceed $50,000,000 in the aggregate for all such letter of credit facilities at any time.

         (b) The Company will not issue any shares of its preferred stock or other preferred Equity Interests, which are (i) mandatorily redeemable or required to be repurchased or reacquired by the Company or any Restricted Subsidiary, or which require a payment of cash dividends, in each case, prior to the date that is six months after the Tranche A Maturity Date, (ii) secured by any assets of the Company or any Restricted Subsidiary, (iii) Guaranteed by any Restricted Subsidiary or (iv) exchangeable or convertible into any Indebtedness other than Permitted Debt.

         (c) The Company (i) shall not permit any Restricted Subsidiary (other than a Foreign Subsidiary) to issue any preferred stock (other than to the Company or a Wholly-Owned Restricted Subsidiary) and (ii) shall not permit any Person (other than the Company or a Wholly-Owned Restricted Subsidiary) to own any preferred stock of any Restricted Subsidiary (other than a Foreign Subsidiary).

         SECTION 6.02. Limitation on Liens. (a) The Company will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable, other than doubtful accounts sold in lieu of collection in the ordinary course of business) or rights in respect of any thereof, except:

               (i) Liens created under the Loan Documents;

               (ii) any Lien on any property or asset of the Company or any Restricted Subsidiary existing on the date hereof and set forth on
         Schedule 6.02 attached hereto; provided that (i) such Lien shall not apply to any other property or asset of the Company or any Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

               (iii) Permitted Encumbrances;

               (iv) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Company or any Restricted Subsidiary and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

               (v) Liens, including pursuant to any Capital Lease Obligation, on fixed or capital assets acquired, constructed or improved by the Company or any Restricted Subsidiary; provided that (A) such security interests secure Indebtedness permitted by clause (v) of Section 6.01(a) or, in the case of the RCN-BecoCom Group or the Starpower Group, clause (ix) or (x), respectively, of Section 6.01(a), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the Company or any Restricted Subsidiary;

               (vi) Liens consisting of customary options, calls, puts or restrictions on transfer relating to Equity Interests of Joint Venture Subsidiaries and arising under joint venture arrangements with other holders (other than the Company and its Affiliates) of such Equity Interests;

               (vii) other Liens (not relating to Equity Interests of Subsidiaries or investments in Megacable or Intertainer) securing Indebtedness otherwise permitted by Section 6.01(a)(viii) or (xiii); and

               (viii) Liens granted in connection with the Chase Credit Agreement or the documents related thereto.

         (b) The Company and any Subsidiary Loan Party will not permit any Investment Subsidiary holding any Equity Interest not subject to a Lien under the Security Documents to incur, assume or permit to exist any Indebtedness or operating lease obligations (in the case of RCN International Holdings, Inc., other than intercompany Indebtedness outstanding on the Effective Date) or to engage in any business or activities other than acting as a holding company for its Subsidiaries and holding other Equity Interests and investments. The Company and any Subsidiary Loan Party will not permit any Equity Interest of Megacable, Starpower or RCN-BecoCom owned by the Company or any Restricted Subsidiary to be held by any Subsidiary other than RCN International Holdings, Inc., RCN Telecom Services of D.C., Inc. or RCN Telecom Services of Massachusetts, Inc., respectively, each of which shall remain a Restricted Subsidiary and an Investment Subsidiary hereunder. Notwithstanding anything in this Section 6.02(b) or in the Loan Documents to the contrary, RCN International Holdings, Inc. may hold the Equity Interests of Megacable through one intermediate holding company ("Megacable Holdco"), provided that
(i) Megacable Holdco shall be created solely for the purposes of issuing a single class of Equity Interests and holding the Equity Interests of Megacable, (ii) RCN International Holdings, Inc. shall hold Equity Interests of Megacable Holdco in an amount equal to the Equity Interests of Megacable owned by RCN International Holdings, Inc. immediately preceding any transfer of such Equity Interests to Megacable Holdco and (iii) RCN International Holdings, Inc. shall remain a Restricted Subsidiary and an Investment Subsidiary hereunder.

         SECTION 6.03. Fundamental Changes. (a) The Company will not, and will not permit any Restricted Subsidiary (other than RCN-BecoCom, Starpower and their subsidiaries) to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default or Default attributable to such action shall have occurred and be continuing, (i) any Person (other than an Unrestricted Subsidiary) may merge into or consolidate with the Company in a transaction in which the Company is the surviving corporation, (ii) any Subsidiary (other than an Unrestricted Subsidiary) may merge with or into or consolidate with the Company in a transaction in which the Company is the surviving corporation (or the surviving corporation is a U.S. Person and concurrently becomes the borrower hereunder and assumes all outstanding obligations of the Company pursuant to a written agreement) if the Company determines in good faith in accordance with its business judgment that such merger or consolidation is in the best interests of the Company and is not materially disadvantageous to the Lenders, (iii) any Person (other than an Unrestricted Subsidiary) may merge with or into any Restricted Subsidiary in a transaction in which the surviving entity is a Wholly Owned Restricted Subsidiary, (iv) the Company or any Subsidiary may merge with or into or consolidate with any other Person in a transaction effecting a sale, transfer or other disposition of the Company or Subsidiary in accordance with and permitted by Section 6.05(c), and (v) any Subsidiary may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders, provided that no Subsidiary holding any assets may be liquidated or dissolved into the Company and further; provided that, in each case above, any such merger involving a Person that is not a Wholly Owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04 and any restrictions on Capital Expenditures set forth in this Agreement.

         (b) The Company will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and its Subsidiaries on the Effective Date and businesses reasonably related thereto.

         (c) The Company will not engage in any business or activity other than the ownership of shares of capital stock or other Equity Interests in its Subsidiaries and other securities permitted as investments hereunder and activities (including financing activities but excluding the conduct of an operating business) incidental thereto.

         (d) The Company will not permit RFM 2, LLC to incur any Indebtedness (other than Indebtedness constituting Indebtedness of other Loan Parties that is cash collateralized by assets of RFM 2, LLC as permitted by Sections 6.01(a)(viii) and (xiii)), to merge into or consolidate with any other Person, to permit any other Person to merge into or consolidate with it, to liquidate or dissolve or to engage in any business or activity other than the ownership of cash and Permitted Investments and activities incidental thereto; provided, however, notwithstanding the foregoing or anything contained in this Agreement, each of the Lenders hereby acknowledges and agrees that other than as created by the Security Documents with respect to cash that constitutes Proceeds as set forth therein, the Company, the Restricted Subsidiaries and the Unrestricted Subsidiaries do not intend to grant and the parties hereto agree that the Lenders do not have a lien on any cash held by the Company, any Restricted Subsidiary or Unrestricted Subsidiary.

         SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Company will not, and will not permit any of its Restricted Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly Owned Restricted Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

         (a) Permitted Investments;

         (b) investments existing on the date hereof and set forth on Schedule
6.04 attached hereto;

         (c) investments by the Company and its Restricted Subsidiaries in Equity Interests in Subsidiaries that are Wholly Owned Restricted Subsidiaries and "Loan Parties" under the Chase Credit Agreement; provided that any such Equity Interests held directly by the Company or any Subsidiary Loan Party shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to voting stock of a Foreign Subsidiary);

         (d) investments by the Company and its Restricted Subsidiaries in Equity Interests of then-existing Restricted Subsidiaries (including Foreign-Subsidiaries) or Joint Venture Subsidiaries; provided that (i) any such Equity Interests directly held by the Company or any Subsidiary Loan Party shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to voting stock of a Foreign Subsidiary) and (ii) the aggregate amount of investments by Loan Parties in, and loans and advances by Loan Parties to, and Guarantees by Loan Parties of Indebtedness of, Subsidiaries that are not Restricted Subsidiaries (other than such investments permitted by clauses (a), (e), (l) and (n) of this Section) shall not exceed $25,000,000 at any time outstanding after the Effective Date;

         (e) additional investments made after the date hereof by the Company or its Restricted Subsidiaries in RCN-BecoCom and Starpower (i) pursuant to binding commitments in effect on June 3, 1999 not in excess of $150,000,000 in the aggregate and (ii) other than pursuant to such existing commitments, in an aggregate amount together with the purchases and acquisitions permitted under
Section 6.04(l) not in excess of $200,000,000; provided, that the proceeds of any such investment shall not be used by RCN-BecoCom or Starpower (or their respective subsidiaries) to make an investment or payment that would not be permitted to be made by the Company directly under the provisions of this Section or Section 6.08;

         (f) loans or advances made by the Company to any Restricted Subsidiary and made by any Restricted Subsidiary to the Company or any other Restricted Subsidiary; provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged to the extent required by the Pledge Agreement and (ii) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Restricted Subsidiaries shall be subject to the limitation set forth in clause (d) above;

         (g) Guarantees constituting Indebtedness permitted by Section 6.01; provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Restricted Subsidiaries that is Guaranteed by any Loan Party shall be subject to the limitation set forth in paragraph (d) of this Section; provided, further, that prior to the occurrence of the Collateral Trigger Date pursuant to which all Restricted Subsidiaries have become Subsidiary Loan Parties and executed the applicable Loan Documents, the Company shall not permit any Restricted Subsidiary to become liable under any Guarantee with respect to Indebtedness of the Company or any Restricted Subsidiary except for Indebtedness permitted by Section 6.01(a)(i), 6.01(a)(ii) or 6.01(a)(xii)(but only to the extent such Indebtedness has been guaranteed by such Restricted Subsidiary as of the date hereof);

         (h) Capital Expenditures made in accordance with any restrictions on Capital Expenditures set forth in this Agreement;

         (i) loans by the Company to the Employee Stock Ownership Plan of the Company, the proceeds of which are utilized to purchase not more than 2,000,000 shares of the Company's common stock (such number of shares to be adjusted to reflect stock splits, stock dividends, stock combinations and similar events);

         (j) investments, including acquisitions and investments in Unrestricted Subsidiaries, to the extent the consideration paid therefor consists of common stock of the Company, Non-Cash Pay Preferred Stock of the Company or Equity Proceeds received after March 22, 2002 (to the extent not previously used for other purposes (other than investments in Permitted Investments)), provided that (i) in the case of an investment in an Unrestricted Subsidiary at the time any such investment under this clause (j) is made (x) the Senior Secured Debt Ratio is less than 4.00 to 1 and (y) the Total Debt Ratio is less than 6.00 to 1 and (ii) in any case, any such investment made with Equity Proceeds is made, and the consideration therefor is paid, not later than the 120th day after receipt by the Company of such Equity Proceeds;

         (k) Hedging Agreements;

         (l) purchases or acquisitions of Equity Interests in Joint Venture Subsidiaries pursuant to Permitted Business Acquisitions as a result of which such Joint Venture Subsidiaries become Wholly Owned Restricted Subsidiaries of the Company; provided that, following a Collateral Trigger Date, each such Subsidiary (other than a Foreign Subsidiary) and each Wholly Owned Subsidiary (other than a Foreign Subsidiary) thereof becomes a Subsidiary Loan Party and enters into a guarantee agreement, the Security Agreement, and other applicable Security Documents (including, if applicable, the Pledge Agreement) but, in each case, solely to the extent such Subsidiary has entered into a guarantee with respect to the Chase Credit Agreement (or is a co-borrower under the Chase Credit Agreement) or granted a lien on its assets to secure the Chase Credit Agreement (in each case to the extent the Chase Credit Agreement remains outstanding at such time), and provided further that the aggregate amount of such purchases and acquisitions and any other investments in Joint Venture Subsidiaries after March 22, 2003 pursuant to Section 6.04(e) shall not exceed $200,000,000;

         (m) investments by Joint Venture Subsidiaries in Persons other than Company Group Subsidiaries;

         (n) other investments in an aggregate amount not to exceed $50,000,000 (net of any return of capital or sales proceeds in respect of any such investment and valued at the time of the making thereof); provided, however, that to the extent the aggregate amount of such investments exceed $25,000,000 no such further investment shall be made under this clause (n) unless at the time such further investment is made (x) the Senior Secured Debt Ratio is less than 4.00 to 1 and (y) the Total Debt Ratio is less than 6.00 to 1;

         (o) investments received in connection with asset sales or the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers, suppliers and other third parties; provided that any transfer of assets or Equity Interests of the Company or any Restricted Subsidiary in connection therewith shall be subject to Section 6.05;

         (p) (i) investments consisting of the sale or contribution of the California Assets to the California Joint Venture, provided that (A) all Equity Interests and other investments in the California Joint Venture (including Indebtedness of the California Joint Venture) at any time owned or held by the Company or any Subsidiary shall be owned or held by a Company Group Subsidiary and, following the Collateral Trigger Date, pledged on a first priority basis to the Agent pursuant to the appropriate Security Documents (subject to the limitations applicable to voting stock of a Foreign Subsidiary), and (B) no agreement, instrument or constitutive document relating to the California Joint Venture shall prohibit or restrict the pledge of the Equity Interests or other investments referred to in clause (i) above or (ii) below or the exercise of remedies with respect thereto in accordance with the Security Documents; and (ii) additional investments made in the California Joint Venture (and pledged as contemplated by clause (A) above) (x) as required under capital contribution provisions in connection with substantially contemporaneous investments being made by third party partners in the California Joint Venture in an aggregate amount for all such additional investments not to exceed $125,000,000 or (y) with Equity Proceeds resulting from a substantially contemporaneous investment in the Company by third party partners in the California Joint Venture; and

         (q) Guarantees issued in connection with the Chase Credit Agreement.

         SECTION 6.05. Asset Sales. The Company will not, and will not permit any of its Restricted Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Company permit any of the Restricted Subsidiaries to issue any additional Equity Interest in such Restricted Subsidiary, except:

         (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

         (b) sales, transfers and dispositions to the Company or a Restricted Subsidiary; provided that (i) any such sales, transfers or dispositions involving a Restricted Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09 and (ii) any such sale, transfer or disposition of the Equity Interests in Starpower shall be to a Restricted Subsidiary and not to the Company;

         (c) sales, transfers and other dispositions of assets (including Equity Interests in Joint Venture Subsidiaries or in Megacable or Megacable Holdco and including all, but not less than all, the Equity Interests of a Wholly Owned Restricted Subsidiary owned by the Company or a Restricted Subsidiary) that are not permitted by any other clause of this Section; provided that (i) the Net Proceeds of such sale, transfer or disposition are used in accordance with the provisions of Section 2.10(b), and (ii) the aggregate fair market value of all consideration payable for all assets sold, transferred or otherwise disposed of in reliance upon this clause (c) (including, without limitation, the amount of any Indebtedness assumed by the transferee or its Affiliates in connection with a sale of assets or Equity Interests) shall not exceed $150,000,000 during any fiscal year of the Company (it being understood that in determining compliance with this basket, any sale, transfer or other disposition of any asset that is part of the Lehigh Valley system shall be attributable to the fiscal year in which the first of any such asset was sold) or $150,000,000 in the aggregate in the case of any sales, transfers or dispositions of Equity Interests in Megacable or Megacable Holdco;

         (d) sales by the Company or Restricted Subsidiaries of Equity Interests of a Joint Venture Subsidiary or in Megacable or Megacable Holdco to the extent that the fair market value of the consideration payable therefor exceeds the aggregate amount permitted under clause (c) above (such excess amount being called the "excess consideration"); provided that (i) except with respect to sales, transfers or other dispositions of Equity Interests in Megacable or Megacable Holdco, such sales (together with any concurrent sale pursuant to clause (c) above) (x) constitute a sale of all, but not less than all, the Equity Interests of such Joint Venture Subsidiary owned by the Company and the Restricted Subsidiaries and (y) are made to other holders (other than the Company and its Affiliates) of Equity Interests of such Joint Venture Subsidiary pursuant to binding requirements of the joint venture agreements governing such Joint Venture Subsidiary and (ii) the Net Proceeds attributable to such excess consideration shall be used by the Company in accordance with Section 2.10(b));

         (e) sales, transfers and other dispositions of Equity Interests of Intertainer; provided that the Net Proceeds thereof are used in accordance with the provisions of Section 2.10(b);

         (f) any issuance by Joint Venture Subsidiaries of additional Equity Interests (i) to Persons other than the Company and its Restricted Subsidiaries or (ii) to the Company and its Restricted Subsidiaries, provided such investment by the Company or its Restricted Subsidiaries is permitted by
Section 6.04;

         (g) the sale or contribution of the California Assets to the California Joint Venture in a transaction permitted under Section 6.04(p);

         (h) any dispositions of properties and assets of the Company or a Restricted Subsidiary that is permitted by Section 6.03; and

         (i) sales, transfers and other dispositions of assets; provided that
(i) at least 75% of the consideration therefor consists of cash (which, for purposes of this Section 6.05(i) may include the amount of liabilities (other than subordinated Indebtedness) that are assumed by the transferee of any such assets pursuant to an agreement that unconditionally releases the Company or such Restricted Subsidiary, as the case may be) or Permitted Investments; and
(ii) the Net Proceeds of such sale, transfer or other disposition are used in accordance with the provisions of Section 2.10(b); provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (b) above) shall be made for fair value.

         SECTION 6.06. Sale and Leaseback Transactions. The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 270 days after the Company or such Restricted Subsidiary acquires or completes the construction of such fixed or capital asset; provided that (i) the sum of the aggregate amount of Attributable Debt in respect of all such sale and leaseback transactions of the Company and its Restricted Subsidiaries other than the Starpower Group and the RCN-BecoCom Group, together with the aggregate amount of Indebtedness permitted by Section 6.01(a)(v) hereof, shall not exceed $180,000,000 at any time outstanding, (ii) the sum of the aggregate amount of Attributable Debt in respect of all such sale and leaseback transactions of the Starpower Group, together with the aggregate amount of Indebtedness permitted by Section 6.01(a)(x) hereof, shall not exceed $100,000,000 at any time outstanding, and (iii) the sum of the aggregate amount of Attributable Debt in respect of all such sale and leaseback transactions of the RCN-BecoCom Group, together with the aggregate amount of Indebtedness permitted by Section 6.01(a)(ix) hereof, shall not exceed $100,000,000 at any time outstanding.

         SECTION 6.07. Hedging Agreements. The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Company or any Restricted Subsidiary is exposed in the conduct of its business or the management of its liabilities.

         SECTION 6.08. Restricted Payments; Payments of Indebtedness. (a) The Company will not, and will not permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Company may declare and pay dividends with respect to its capital stock payable solely in additional shares of its capital stock or rights to acquire shares of its capital stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (iii) the Company may make Restricted Payments (including open-market or other repurchases of stock of the Company), not exceeding $17,500,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for directors, management or employees of the Company and its Subsidiaries; (iv) the Company may make Restricted Payments for the purchase or acquisition of Equity Interests in any Subsidiary (including any Joint Venture Subsidiary); provided that such Restricted Payment is made in compliance with Section 6.04(c), (d), (e), (j), (l) or (n) hereof; (v) purchases or acquisitions of Equity Interests of Joint Venture Subsidiaries resulting in such Subsidiaries becoming Wholly Owned Restricted Subsidiaries and, following the Collateral Trigger Date, Loan Parties in accordance with Section 6.04(l), and (vi) other Restricted Payments in an aggregate amount not exceeding $2,000,000 in any fiscal year.

         (b) The Company will not, and will not permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

                  (i) payment of Indebtedness created under the Loan
         Documents;

                  (ii) payment of intercompany Indebtedness among the Company and its Subsidiaries;

                  (iii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness and payments required or permitted to be made under the Chase Credit Agreement;

                  (iv) refinancings of Indebtedness to the extent permitted by
         Section 6.01;

                  (v) payment of secured Indebtedness that becomes due as a result of the casualty, condemnation, voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (vi) refinancings or repayments of acquired Indebtedness permitted pursuant to paragraph (a)(vi) of Section 6.01 which are (x) effected solely pursuant to the issuance of Permitted Debt or capital stock of the Company and (y) consummated or made within 180 days of the acquisition of the Restricted Subsidiary giving rise to such acquired Indebtedness;

                  (vii) payment of Indebtedness under Hedging Agreements in connection with the termination (including early termination) of such Hedging Agreements by the Company or a Restricted Subsidiary in the ordinary course of business;

                  (viii) mandatory prepayments by Joint Venture Subsidiaries of Indebtedness incurred in compliance with the provisions of Sections 6.01 and 6.02 if applicable and any applicable provisions of the Company Indentures;

                  (ix) the purchase by the Company of Indebtedness of the Company or a Restricted Subsidiary other than any Joint Venture Subsidiary solely with equity proceeds of, or solely in exchange for, common stock of the Company or Non-Cash Pay Preferred Stock of the Company, provided that (a) the Indebtedness so purchased in each case is promptly cancelled by the Company, (b) no Default or Event of Default then exists and none would exist after giving effect to such purchase or exchange, (c) such purchases and exchanges are in each case permitted by the relevant documentation governing such Indebtedness, (d) if such purchases are made with equity proceeds, they are in each case made within nine months of the date of receipt by the Company of such equity proceeds, and (e) the amount of such purchases made with equity proceeds shall not exceed $300,000,000 in the aggregate; and

                  (x) the repurchase by the Company of its senior notes then outstanding (each such repurchase, a "Note Repurchase"); provided, that in the event that any senior notes repurchased by the Company are not cancelled thereafter, subject to Section 7.02, the Company shall pledge to the Agent such senior notes by (i) depositing or crediting such senior notes to a securities account with respect to which the applicable securities intermediary has agreed to grant control of such account to the Agent in order to perfect a Lien on such account, (ii) granting a Lien on such account in favor of the Agent and (iii) delivering to the Agent any instruments necessary to enable the Agent to vote such senior notes upon the occurrence of an Event of Default to the extent that the Agent would be able to so vote such senior notes. The Company further agrees that it shall not repurchase any senior notes held by its employees, officers or directors (each, an "Insider") unless such repurchase (i) is part of, and on terms and conditions no more favorable than, a broader Note Repurchase from non-Insiders or (ii) is on terms and conditions no more favorable to the sellers than the terms and conditions of similar Note Repurchases from non-Insiders effected on a substantially concurrent basis.

The Company will not (i) permit any Unrestricted Subsidiary to make or agree to make any Restricted Payment or other payment or distribution referred to in the foregoing provisions of this Section that could not be made directly by the Company or a Restricted Subsidiary in accordance with the provisions of this Section or (ii) furnish any funds to or make any investment in an Unrestricted Subsidiary or other Person for purposes of enabling it to make any such Restricted Payment, other payment or distribution that could not be made directly by the Company or a Restricted Subsidiary in accordance with the provisions of this Section.

         SECTION 6.09. Transactions with Affiliates. The Company will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that are at prices and on terms and conditions not less favorable to the Company or such Restricted Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Company and the Restricted Subsidiaries not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.08 and (d) transactions required to be effected pursuant to, and on terms provided for in, existing agreements (as in effect on the date hereof) listed in Schedule 6.09 attached hereto.

         SECTION 6.10. Restrictive Agreements. The Company will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Restricted Subsidiary or to Guarantee Indebtedness of the Company or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions under agreements existing on the date hereof identified on Schedule 6.10 attached hereto (but shall apply to any amendment or modification expanding the scope of any such restriction or condition) or to restrictions or conditions under any agreement that refinances or replaces such an agreement, provided that such restrictions or conditions are not more restrictive than those included in the agreement being refinanced or replaced, (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (vi) the foregoing shall not apply to customary encumbrances or restrictions applicable to a Joint Venture Subsidiary that is contained in a "Permitted Credit Facility" (as such term is defined in the Company Indentures) to which such Joint Venture Subsidiary is party and which encumbrances or restrictions otherwise comply with the provisions of the Company Indentures applicable to encumbrances or other restrictions entered into by "Restricted Affiliates" (as such term is defined in the Company Indentures) and (vii) the foregoing shall not apply to restrictions and conditions applicable to any Joint Venture Subsidiary contained in any joint venture agreement relating to the ability of such Joint Venture Subsidiary to create or permit to exist any security interest in any Equity Interests of such Joint Venture Subsidiary.

         SECTION 6.11. Designation of Unrestricted Subsidiaries. The Company will not, after the Effective Date, designate any Subsidiary, other than a newly created Subsidiary in which no investment has previously been made, as an "Unrestricted Subsidiary" but may designate any such newly created Subsidiary as an "Unrestricted Subsidiary" under this Agreement (a "Designation") if no Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation and if the Company has delivered to the Agent (x) written notice of such Designation and (y) a certificate, dated the effective date of such Designation, of any Executive Officer stating that no Event of Default has occurred and is continuing.

         Neither the Company nor any Restricted Subsidiary shall at any time
(x) provide a guarantee of any Indebtedness of any Unrestricted Subsidiary,
(y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any other Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon (or cause such Indebtedness or the payment thereof to be accelerated, payable or subject to repurchase prior to its final scheduled maturity) upon the occurrence of a default with respect to any other Indebtedness that is Indebtedness of an Unrestricted Subsidiary, except in the case of clause (x) or (y) to the extent permitted under Section 6.01 and
Section 6.04 hereof. Each Designation shall be irrevocable, and no Unrestricted Subsidiary may become a Restricted Subsidiary, be merged with or into the Company or a Restricted Subsidiary or liquidate into or transfer substantially all its assets to the Company or a Restricted Subsidiary. Notwithstanding the foregoing, RCN Finance, LLC may make the transfers required hereunder and may transfer to the Company all or substantially all of its assets consisting of Indebtedness of the Company; provided that such transfer is effected pursuant to a dividend or liquidation and RCN Finance, LLC receives no consideration for such transfer.

         SECTION 6.12. Limitations on Layering. Notwithstanding the provisions of Section 6.01, the Company shall not incur any Indebtedness that is subordinate or junior in lien priority to the Indebtedness evidenced by the Chase Credit Agreement and senior in lien priority to any Indebtedness arising under this Agreement.

         SECTION 6.13. Collateral Trigger Date. (a) The Company shall not amend or modify the Chase Credit Agreement in a manner that would prohibit a Restricted Subsidiary from (i) entering into a guarantee of the Company's obligations under this Agreement to the extent that such Restricted Subsidiary has guaranteed the obligations of the borrowers under the Chase Credit Agreement (or is a co-borrower thereunder) or (ii) granting a Lien on its assets to secure such guarantee to the extent that such Restricted Subsidiary has granted a Lien on its assets to secure its guarantee of the Chase Credit Agreement.

         (b) The Company shall not enter into any agreement, or amend or modify any existing agreement (including the Company Indentures), that would cause a Collateral Trigger Event to occur later than it otherwise would have occurred prior to the effectiveness of such agreement, amendment, or modification; provided that this Section 6.13(b) shall not apply to any amendment, supplement or modification of the Chase Credit Agreement.

                                  ARTICLE VII

                   Events of Default; Limitation on Remedies

         SECTION 7.01. Events of Default. If any of the following events ("Events of Default") shall occur:

         (a) the Company shall fail to pay any principal of any Term Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

         (b) the Company shall fail to pay any interest on any Term Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days, in the case of interest or fees, and 10 days after notice of nonpayment has been given to the Company by the Agent or any Lender, in the case of other amounts;

         (c) any representation or warranty made or deemed made by or on behalf of the Company or any Restricted Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

         (d) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.04 (with respect to the existence of the Company), 5.12(a), 5.14 or in Article VI (except with respect to Sections 6.09 and 6.10 of such Article);

         (e) the Company shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Agent to the Company (which notice will be given at the request of any Lender);

         (f) [Reserved]

         (g) failure to perform any term, covenant, condition or provision in any Material Indebtedness and either (x) such Material Indebtedness is already due and payable in full or (y) such failure results in such Material Indebtedness becoming due prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the casualty, condemnation, voluntary sale or transfer of the property or assets securing such Indebtedness or (ii) Indebtedness of a Joint Venture Subsidiary that becomes due as a result of mandatory prepayments from excess cash flow, equity issuances or assets sales of such Joint Venture Subsidiary required pursuant to a "Permitted Credit Facility" (as such term is defined in the Company Indentures) under which such Indebtedness was incurred;

         (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Significant Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Significant Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

         (i) the Company or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article,
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for itself or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

         (j) the Company or any Significant Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

         (k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Company any Restricted Subsidiary, or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Restricted Subsidiary to enforce any such judgment;

         (l) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

         (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement; or

         (n) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Company or a Company described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Agent shall, at the request of the Required Lenders, by notice to the Company terminate the Commitments, and thereupon the Commitments shall terminate immediately and declare the Term Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Term Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Company accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; and in case of any event with respect to the Company or any Company described in clause (h) or (i) of this Article, the Commitments shall terminate automatically the principal of the Term Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Company accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

         SECTION 7.02. Limitation on Remedies.

         (a) Notwithstanding anything else in this Agreement or any Security Document, the Company, the Agent and each Lender (x) acknowledge that the Liens granted to the Agent for the benefit of the Lenders pursuant to each of the Security Documents are second in priority to the Liens granted to JPMorgan Chase Bank (or any successor agent) in its capacity as agent for the Chase Lenders and (y) agree that until such time as the Chase Credit Agreement is terminated and all amounts owing under the Chase Credit Agreement have been paid in full in cash, the Agent and the Lenders shall not have any right to:

         (i) exercise any rights or remedies with respect to the Chase Collateral, including, without limitation, the right to (x) enforce any Liens or sell or otherwise foreclose on any portion of the Chase Collateral or (y) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notice account debtors or make collections with respect to all or any portion of the Chase Collateral;

         (ii) demand, accept or obtain any Lien on any Chase Collateral (except for Liens arising under, and subject to the terms of, this Agreement and the Security Documents);

         (iii) vote in any bankruptcy or similar proceeding in respect of the Company or any Company Group Subsidiary (any such proceeding, a "Bankruptcy") with respect to, or take any other actions concerning the Chase Collateral;

         (iv) receive any proceeds from any sale, transfer or other disposition of any of the Chase Collateral other than as permitted by Article II and Section 6.05 hereof;

         (v) oppose any sale, transfer or other disposition of the Chase Collateral;

         (vi) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Chase Lenders among others (including on a priming basis);

         (vii) object to the use of cash collateral in respect of the Chase Collateral in any Bankruptcy, or

         (viii) seek or object to the Chase Lenders seeking any adequate protection or relief from the automatic stay with respect to the Chase Collateral in any Bankruptcy.

         (b) The Agent and each of the Lenders irrevocably makes, constitutes and appoints JPMorgan Chase Bank (or any successor agent), as agent under the Chase Credit Agreement (and all officers, employees or agents designated by JPMorgan Chase Bank (or any successor agent)) as such Person's true and lawful agent and attorney-in-fact, and in such capacity, JPMorgan Chase Bank (or any successor agent) shall have the right, with power of substitution for the Agent and each Lender and in each such Person's name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral or any of the Chase Collateral. It is understood and agreed that the appointment of JPMorgan Chase Bank (or any successor agent) as the agent and attorney-in-fact of the Agent and the lenders for the purposes set forth herein is coupled with an interest and is irrevocable.

         (c) Notwithstanding any other provision of this Section 7.02, each of the Lenders (in their respective capacities as such) shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (i) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Lenders' claims thereto (other than the Chase Lenders) or (ii) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Lenders (in their respective capacities as such).

         (d) All agreements and obligations of the Agent and the Lenders (in their respective capacities as such) under this Section 7.02, shall, in each case, remain in full force and effect irrespective of:

         (i) any lack of validity or enforceability of any other Loan Document or any other agreement or instrument relating thereto;

         (ii) any change in the time, manner or place of, or in any other term of, all or any of the Obligations, or any amendment or waiver of or any consent to departure from any provision of this Agreement or any other Loan Document, provided that such change, amendment, waiver or consent is permitted pursuant to the terms of this Agreement and the other Loan Documents;

         (iii) any exchange, release, nonperfection, or unenforceability of any lien or security interest in any Collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations; or

         (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect to the Obligations.

         (e) Any Increasing Lender or assignee or transferee of a Lender or any other Lender that becomes party to this Agreement shall certify in writing that it (i) has reviewed the terms of the Intercreditor Agreement, (ii) agrees to the priorities of payments and Liens provided for in the Intercreditor Agreement and (iii) agrees to be bound by all of the terms of the Intercreditor Agreement.

         (f) The Company shall provide JPMorgan Chase Bank (or any successor agent) with copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to any Junior Security Document (as defined in the Intercreditor Agreement) as promptly as possible prior to the effectiveness thereof; provided however that if such amendment, supplement, waiver or other modification could adversely affect the Chase Lenders, such amendment, supplement, waiver or other modification shall be delivered to JPMorgan Chase Bank (or any successor agent) no later than five Business Days prior to the effectiveness thereof.

                                 ARTICLE VIII

                                   The Agent

         Each of the Lenders hereby irrevocably appoints the Agent as its administrative agent and collateral agent and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. All references to the Agent in this Article VIII shall be deemed to include both the Agent and the Collateral Agent, as the context so requires.

         The financial institution serving as the Agent hereunder and under the other Loan Documents shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such financial institution and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not the Agent hereunder.

         The Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of the Subsidiaries that is communicated to or obtained by the financial institution serving as Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Agent shall not be deemed to have knowledge of any Default unless and until written notice thereof is given to the Agent by the Company or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Agent.

         The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, direction, certificate, consent, statement, instrument, document, opinion, report, order or other writing believed by it to be genuine and to have been signed or sent by the proper Person; and the Agent shall not be bound to make any investigation into the facts or matters stated in any such document, but the Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an officer's certificate relating thereto. The Agent may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense. The Agent shall not be liable for any error of judgment made in good faith by an officer thereof, unless it is proved that the Agent was negligent in ascertaining the pertinent facts.

         The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

         Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, the Agent may resign at any time by notifying the Lenders and the Company in writing. Upon any such resignation, the Required Lenders shall have the right, with the consent of the Company (which consent shall not be unreasonably withheld or delayed and shall not be required if a Default or an Event of Default shall have occurred and be continuing) in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent approved by the Company (which approval shall not be unreasonably withheld or delayed and shall not be required if a Default or an Event of Default shall have occurred and be continuing) which shall be a financial institution with an office in New York, New York, or an Affiliate of any such financial institution. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent. Any successor to the Agent must be a "United States person," as defined in section 7701(a)(30) of the Code.

         Each Lender (other than Evergreen Investments solely with respect to the Company) acknowledges that it has, independently and without reliance upon the Company, the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender (other than Evergreen Investments solely with respect to the Company) also acknowledges that it will, independently and without reliance upon the Company, the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                                  ARTICLE IX

                                 Miscellaneous

         SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         (a) if to the Company at RCN Corporation, 105 Carnegie Center, Princeton, New Jersey 08540, telecopy: (609) 734-7525, Attention of Chief Financial Officer;

         (b) if to the Agent to HSBC Bank USA, Issuer Services, 452 Fifth Avenue, New York, New York 10018 (delivery address: 10 East 40th Street, 14th Floor, New York, New York 10016, Attention: Frank J. Godino, Telephone No.
(212)525-1316), Facsimile No. (212)525-1300;

         (c) if to any other Lender, to it at its address (or telecopy number) set forth on the signature pages hereto or in the applicable Assignment and Acceptance or Increase Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of delivery. Each Company hereby irrevocably authorizes and appoints the Company as its agent to give and receive any notices on its behalf under this Agreement and each other Loan Document, and any such notice given or received by the Company on behalf of any Company shall be fully effective as if given or received by such Company at such time, regardless of such Company's actual knowledge thereof.

         SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Term Loan shall not be construed as a waiver of any Default, regardless of whether the Agent or any Lender may have had notice or knowledge of such Default at the time.

         (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Company and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agent and the Company, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Term Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Term Loan, or any scheduled date of payment of the principal amount of any Term Loan under
Section 2.09, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the percentage set forth in the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be),(vi) release any Loan Party from any of its obligations under any Loan Document or limit its liability thereunder or release all or substantially all of the Collateral from the Liens of the Security Documents (in each case other than to the extent such Loan Party or Collateral has been released under the Chase Credit Agreement), without the written consent of each Lender, (vii) amend or modify Section 2.10(a) or
(viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments (including without limitation prepayment fees) due to Lenders holding Term Loans of any Class differently than those holding Term Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Term Loans and unused Commitments of each affected Class; provided, further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent without the prior written consent of the Agent, (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Lenders having Term Loans or Commitments of any Class (but not Lenders having Term Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by the Company and a majority in interest of the affected Class of Lenders, (C) no such agreement shall amend, modify or otherwise affect the terms and provisions of Section 7.02 or Section 9.14(b) of this Agreement without the prior written consent of JPMorgan Chase Bank (or any successor agent), in its capacity as agent for the Chase Lenders, (D) this Agreement may be amended pursuant to Section 2.01(b) to add Lenders or increase Commitments as provided therein with the consent of the Company and the relevant Lenders provided that such amendment does not have an adverse effect on the existing Lenders, (E) no such agreement shall amend or consent to any assignment by the Company pursuant to Section 9.04 hereof without each Lender's consent and (F) this Agreement may be amended pursuant to 5.12(a) to incorporate the Subsidiary Loan Parties with the consent of the Agent. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Company, the Required Lenders and the Agent if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Term Loan made by it and all other amounts owing to it or accrued for its account under this Agreement, in each case in accordance with the terms hereof.

         SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Company shall pay (i) all reasonable out-of-pocket expenses incurred by the Agent, the Lenders and their Affiliates, including the reasonable out-of-pocket fees, charges and disbursements of counsel and financial advisors for the Agent and the Lenders, in connection with any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) upon the occurrence and during the continuation of an Event of Default, all out-of-pocket expenses incurred by the Agent or any Lender, including the fees, charges and disbursements of any counsel for the Agent or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Term Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Term Loans.

         (b) The Company shall indemnify the Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of any actual or prospective claim, litigation, investigation or proceeding relating to (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Financing Transactions or any other transactions contemplated hereby, (ii) any Term Loan or the use of the proceeds therefrom,
(iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, whether such claim, litigation, investigation or proceeding is based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) To the extent that the Company fails to pay any amount required to be paid by it to the Agent under paragraph (a) or (b) of this Section each Lender severally agrees to pay to the Agent such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent in its capacity as such and the Agent shall be entitled to deduct amounts owing to it under Sections 9.03(a) and (b) from all property and funds held or collected by the Agent as such, prior to making payments to the Lenders thereon (and the Lenders agree that the Agent shall be entitled to receipt of any such amounts prior to payment to the Lenders of amounts owed to them). For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

         (d) To the extent permitted by applicable law, the Company shall not assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Term Loan or the use of the proceeds thereof.

         (e) All amounts due under this Section shall be payable promptly after written demand therefor.

         SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Company without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. If the Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Agent.

         (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Term Loans at the time owing to it); provided that
(i) except in the case of an assignment to an existing Lender, the Company must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed); provided that the consent of the Company shall not be required for any assignment that occurs at any time when an Event of Default pursuant to paragraphs (h) and (i) of Article VII hereof shall have occurred and be continuing, (ii) except in the case of an assignment to an existing Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Term Loans, the amount of the Commitment or Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $1,000,000 unless the Company otherwise consents, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Term Loans and (iv) the parties to each assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

         (c) The Agent, acting for this purpose as an agent of the Company, shall maintain at its Issuer Services office in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of, and stated interest on, the Term Loans of each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Company, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (e) Any Lender may, without the consent of the Company or the Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Term Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Company agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

         (f) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent referring to Section 2.17. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Company is notified of the participation sold to such Participant and such Participant complies, for the benefit of the Company, with Section 2.17(e) as though it were a Lender.

         (g) Without notice to or consent from the Agent or the Company, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Company in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Term Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Term Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Term Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

         SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by all parties hereto and when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Company against any of and all the obligations of the Company now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such deposits may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

         SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

         (b) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Company or its properties in the courts of any jurisdiction.

         (c) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) Each party to this Agreement irrevocably consents to service of process by registered or certified mail, return receipt requested. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 9.12. Confidentiality. Each of the Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' and its Related Funds' directors, officers, employees and agents, including accountants, legal counsel and other advisors (other than securities analysts) or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisors (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to be bound by the provisions of this Section 9.12) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) provided that such assignee or Participant, or such prospective assignee or Participant agrees in writing to be bound by the confidentiality provisions of this Section 9.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Company or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Company. For the purposes of this Section, "Information" means all information received from the Company or relating to the Company or their business, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by the Company or; provided that, in the case of information received from the Company after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         Notwithstanding the foregoing, the parties (and each Related Party, representative, or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction, provided, however, that this sentence shall not permit any party (or any Related Party, representative, or other agent thereof) to disclose any information that is not necessary to understanding the tax treatment and tax structure of the transaction (including the identity of the parties, any information that could lead another to determine the identity of the parties, or any other information to the extent that such disclosure could result in a violation of any federal or state securities law).

         SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Term Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Term Loan in accordance with applicable law, the rate of interest payable in respect of such Term Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Term Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Term Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

         SECTION 9.14. Release of Subsidiaries; Collateral. (a) If (i) the Agent receives a certificate from the chief executive officer, the chief financial officer or treasurer of the Company certifying as of the date of that certificate that, after the consummation of the transaction or series of transactions described in reasonable detail satisfactory to the Agent in such certificate on such date, the Subsidiary Loan Party identified in such certificate will no longer be a Subsidiary of the Company and (ii) such transactions are consummated on such date in accordance with and without violating the provisions of this Agreement or any other Loan Document, then such Subsidiary's guarantee of the Company's obligations under this Agreement shall automatically terminate and such Subsidiary shall cease to be a party to any Loan Document.

         (b) If (i) any Subsidiary Loan Party is released from its guarantee with respect to the Chase Credit Agreement or (ii) any collateral is released from the Lien securing the Chase Credit Agreement, then, to the extent such Subsidiary Loan Party has guaranteed the Company's obligations hereunder, or such collateral has been pledged to secure the Company's obligations hereunder or under any guarantee executed by a Subsidiary Loan Party with respect hereto, then such Subsidiary's guarantee of the Company's or a Subsidiary Loan Party's obligations under this Agreement shall automatically terminate and such Subsidiary shall cease to be a party to any Loan Document and/or such collateral shall automatically be released from the Liens in favor of the Agent hereunder, in each case without any further action on the part of any Person.

         (c) No such termination or cessation shall release, reduce, or otherwise adversely affect the obligations of any other Loan Party under this Agreement or any other Loan Document, all of which obligations continue to remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                           RCN CORPORATION


                                           By: /s/ Timothy J. Stoklosa
                                               -----------------------------
                                           Name:  Timothy J. Stoklosa
                                           Title: Executive Vice
                                                  President


                                           HSBC BANK USA,
                                           as Agent


                                           By: /s/ Frank J. Godino
                                               -----------------------------
                                           Name:  Frank J. Godino
                                           Title: Vice President


                                           Evergreen High Yield Bond
                                           Fund,
                                           as an Initial Tranche A Lender


                                           By: /s/ Peter DeCaprio
                                               ----------------------------
                                           Name:  Peter DeCaprio
                                           Title: Director

                                           Address:

                                           200 Berkeley Street
                                           Boston, MA  02116


                                           Evergreen VA Strategic
                                           Income Fund,
                                           as an Initial Tranche A
                                           Lender


                                           By: /s/ Peter DeCaprio
                                               -----------------------------
                                           Name:  Peter DeCaprio
                                           Title: Director

                                           Address:

                                           200 Berkeley Street
                                           Boston, MA  02116


                                           Evergreen Strategic Income
                                           Fund,
                                           as an Initial Tranche A
                                           Lender


                                           By: /s/ Peter DeCaprio
                                               ------------------------------
                                           Name:  Peter DeCaprio
                                           Title: Director

                                           Address:

                                           200 Berkeley Street
                                           Boston, MA  02116


                                           Evergreen VA High Income Fund,
                                           as an Initial Tranche A
                                           Lender


                                           By: /s/ Peter DeCaprio
                                               -----------------------------
                                           Name:  Peter DeCaprio
                                           Title: Director

                                           Address:

                                           200 Berkeley Street
                                           Boston, MA  02116


                                           Evergreen Income Advantage Fund,
                                           as an Initial Tranche A
                                           Lender


                                           By: /s/ Peter DeCaprio
                                               -----------------------------
                                           Name:  Peter DeCaprio
                                           Title: Director

                                           Address:

                                           200 Berkeley Street
                                           Boston, MA  02116


                                           Evergreen Utility and
                                           Telecommunications Fund,
                                           as an Initial Tranche A
                                           Lender


                                           By: /s/ Peter DeCaprio
                                               ------------------------------
                                           Name:  Peter DeCaprio
                                           Title: Director

                                           Address:

                                           200 Berkeley Street
                                           Boston, MA  02116


                                           Sentinel Capital Markets
                                           Income Fund,
                                           as an Initial Tranche A Lender


                                           By: /s/ Peter DeCaprio
                                               -------------------------------
                                           Name:  Peter DeCaprio
                                           Title: Director

                                           Address:

                                           200 Berkeley Street
                                           Boston, MA  02116


                                           Sentinel High Yield Bond Fund,
                                           as an Initial Tranche A Lender


                                           By: /s/ Peter DeCaprio
                                               ------------------------------
                                           Name:  Peter DeCaprio
                                           Title: Director

                                           Address:

                                           200 Berkeley Street
                                           Boston, MA  02116

                                                                     EXHIBIT 4.2
                                                                     -----------
-------------------------------------------------------------------------------
                                    WARRANT

                          to Purchase Common Stock of


                                RCN Corporation
-------------------------------------------------------------------------------


                                              Warrant No. 2
                                              Original Issue Date: June 6, 2003


NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                                                                  Warrant No. 2

                                    WARRANT

                                RCN CORPORATION

                  THIS IS TO CERTIFY THAT Evergreen High Yield Bond Fund, a series of Evergreen Fixed Income Trust, a Delaware Statutory Trust ("Evergreen"), is entitled, at any time from and after the Exercisability Date (such term, and certain other capitalized terms used herein being hereinafter defined) and prior to the Expiration Date, to purchase from RCN CORPORATION, a Delaware corporation (the "Company"), 1,500,000 fully paid and non-assessable shares of Common Stock (subject to adjustment as provided in Section 4 hereof), at the Exercise Price (subject to adjustment as provided in Section 4 hereof), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1. DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling," and "controlled" have meanings correlative to the foregoing.

                  "Beneficially Owned" or "Beneficial Owner" shall have the interpretation set forth in Rule 13d-3 under the Exchange Act.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Cashless Exercise" shall have the meaning set forth in
Section 2.1(d) hereof.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of the Company, par value $1.00 per share, as constituted on the Original Issue Date, and any capital stock or Other Property or assets into which such Common Stock may thereafter be changed, and any other shares of stock of the Company now or hereafter designated, that have the right (subject to any prior rights of and not including any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount, and shall also include shares of common stock of any successor or acquiring corporation (as defined in Section 4.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5 hereof.

                  "Designated Office" shall have the meaning set forth in
Section 10 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Exercisability Date" shall mean the later of (i) 90 days from the date hereof, (ii) such time after the expiration of the applicable waiting period in respect of any filing required to be made prior to the exercise of all or any portion of this Warrant under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) such time after all notices, approvals, consents or waivers, if any, that may be required by the Federal Communications Commission, franchising authorities, state public utility commissions and other similar governmental entities shall have been made or obtained, as applicable.

                  "Exercise Date" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Notice" shall have the meaning set forth in
Section 2.1(a) hereof.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

                  "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified $1.25 per share, as adjusted from time to time pursuant to Section 4 hereof.

                  "Expiration Date" shall mean June 7, 2013.

                  "Fair Market Value" shall have the meaning set forth in
Section 4.8 hereof.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered from time to time on the books of the Company maintained for such purpose.

                  "Opinion of Counsel" means a written opinion of counsel (who may be an employee of a Holder) experienced in Securities Act matters chosen by the holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

                  "Original Issue Date" shall mean the date on which the Original Warrants were issued, as set forth on the cover page of this Warrant.

                  "Original Warrants" shall mean the Warrants originally issued by the Company on the Original Issue Date to Evergreen.

                  "Other Property" shall have the meaning set forth in Section
4.5 hereof.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated or unincorporated organization or association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of June 6, 2003, by and among Evergreen, the Company and the other parties thereto, as the same may be amended from time to time in accordance with its terms.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.2(a) hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Subsidiary" means any corporation or association more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a "sale" thereof within the meaning of Section 5 of the Securities Act and the term "Transferable" shall have a meaning correlative to the foregoing.

                  "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

                  "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants until such time as such shares of Common Stock have either (i) been Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) been Transferred or become Transferable in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 thereunder with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction.

2. EXERCISE OF WARRANT

                  2.1 Manner of Exercise.

                  (a) From and after the Exercisability Date and until 5:00 P.M., New York City time, on the Expiration Date, the Holder may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (subject to adjustment pursuant to Section 4 hereof). In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at the Designated Office (as defined herein) a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date") by delivery of cash, a certified, cashiers' or official bank check or other check or wire transfer in the amount of such Warrant Price or through a Cashless Exercise. Such Exercise Notice shall be in the form of the subscription form attached as Annex A to this Warrant, duly executed by the Holder or its duly authorized agent or attorney.

                  (b) Upon receipt of such Exercise Notice, Warrant and payment of the Warrant Price, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date; provided, however, that a Holder shall not be entitled to revoke, rescind or modify its Exercise Notice after such notice is delivered to the Company.

                  (c) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical with this Warrant.

                  (d) Subject to compliance with this subsection (d), a Holder shall have the right to exercise its Warrants without any payment in cash or by check or wire transfer (a "Cashless Exercise") by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to the Warrant Price such that the number of shares of Common Stock to be issued to such Holder would be equal to a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock calculated as of the Exercise Date, and
(ii) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock in respect of which such Warrants are then being exercised by such Holder times (y) the Fair Market Value described in clause
(i) above minus the Exercise Price then in effect.

                  2.2 No Liens. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all taxes, liens and other charges (other than any created by actions of the Holder).

                  2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant and, in lieu thereof, the Company shall pay a cash adjustment in respect of a fractional share in an amount equal to the same fraction of the Fair Market Value of one share of Common Stock on the Exercise Date.

                  2.4 Continued Validity and Application. A holder of shares of Warrant Stock issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (other than a transferee in whose hands such shares no longer constitute Warrant Stock as defined herein), shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such holder by the terms of this Warrant.

3. TRANSFER, DIVISION AND COMBINATION

                  3.1 Transfer. Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form attached as Annex B to this Warrant, duly executed by the Holder or its duly authorized agent or attorney. Upon such surrender and delivery, the Company shall, subject to
Section 8 hereof, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor(s) one or more new Warrant(s) evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 8 hereof, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2 Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the name(s) and denomination(s) in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued under this Section 3.

                  3.4 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4. ANTIDILUTION PROVISIONS

                  The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

                  4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

                  (b) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Exercise Price shall be adjusted to equal the product of (i) the Exercise Price in effect immediately prior to such event multiplied by (ii) a fraction, (x) the numerator of which shall be equal to the number of shares of Common Stock outstanding immediately prior to the adjustment, and (y) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur.

                  4.2 Adjustments for Issuances of Common Stock Issuances or Securities Convertible into Common Stock. If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "Board of Directors"), (b) as consideration for the acquisition of a business or of assets, (c) in a firmly committed underwritten public offering, (d) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (e) upon conversion of any shares of any series of preferred stock, (f) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other sections of this Section 4 or (g) the issuance of which did not require adjustments hereunder as a result of the application of Section 4.6 hereof) for a consideration per share less than Fair Market Value per share on the date the Company fixes the offering price, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Fair Market Value per share of Common Stock on the date of issuance of such securities, the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Fair Market Value in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the Fair Market Value of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

                  4.3 Adjustments for Other Distributions. If at any time the Company distributed to all holders of any class of Common Stock any of its assets, property or debt, securities or other capital stock (or any rights or warrants to purchase any of the foregoing) (in each case, other than (a) dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 4 hereof or for which an adjustment hereunder is not required as a result of the application of Section 4.6 hereof or (b) cash dividends or distributions paid from the Company's retained earnings as shown on the Company's books prepared in accordance with generally accepted accounting principals; provided in each case that the Company complies with the notice provisions contained in Section 7.1 hereof) the Exercise Price to be in effect after the record date for the determination of stockholders entitled to receive such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction,
(i) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive the distribution, and (ii) the numerator of which shall be (x) the Fair Market Value per share of Common Stock on the record date minus (y) the fair market value as determined in good faith by the Board of Directors of the portion of the assets, property or debt, securities or other capital stock to be distributed which is applicable to one share of Common Stock. Such adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date.

                  4.4 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 4, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  4.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (a) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (b) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective Fair Market Values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors of the Company and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this
Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

                  4.6 Rights Issuances. If the Company shall distribute any rights, options or warrants to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock, then concurrently therewith the Company shall distribute to each Holder on the record date for the determination of stockholders entitled to receive such distribution that number of rights, options or warrants to which the shares of Common Stock then issuable upon exercise of the Warrants held by it on such record date would have been entitled to receive if such shares of Common Stock had been outstanding on such record date. In no event shall any adjustment to the Exercise Price be made in connection with any distribution described in this
Section 4.6.

                  4.7 Determination of Consideration. For purposes of any computation respecting consideration received pursuant to Article 4 hereof, the following shall apply:

                  (a) in the case of the issuance of Common Stock for cash, the consideration shall be the net amount received by the Company after deduction of any underwriting commissions or concessions paid or allowed by the Company;

                  (b) in the case of the issuance of shares of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be the Fair Market Value thereof; and

                  (c) in the case of securities exercisable for, convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon exercise, conversion or exchange thereof (the consideration in each case shall be determined in the same manner as provided in clause (a) and (b) of this Section 4.7).

                  4.8 Fair Market Value. For the purposes of this Warrant, "Fair Market Value" means with respect to the Common Stock: (a) the average over the ten (10) trading days ending the day prior to the date for which such value is to be computed of the prices of the last trades, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (b) if the Common Stock is so quoted, but not traded, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (c) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Fair Market Value per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors. With respect to property, assets or securities other than Common Stock, the Fair Market Value of such property, assets or securities other than Common Stock shall be deemed to be the fair value as determined in good faith by the Board of Directors.

                  4.9 Other Provisions Applicable to Adjustments Under this
Section 4. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

                  (a) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) Record Date. In case the Company shall take a record of the holders of the Common Stock for any purpose requiring an adjustment hereunder, then all references in this Section 4 to the effective date for such adjustment shall be such record date.

                  (c) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Certain Limitations. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price hereunder shall be made, to the extent it would cause the Exercise Price to be less than the par value of the Common Stock, if any; provided that adjustments to the number of shares pursuant to Section 4.4 hereof shall be made based on the adjustment to the Exercise Price that would otherwise occur.

                  (f) Tax Adjustments. The Company, with Holder's consent, may make such reductions in the Exercise Price or increase in the number of Common Stock to be received by any Holder upon the exercise or exchange of this Warrant, in addition to those adjustments required by this Section 4, as it in its sole discretion shall determine to be advisable in order that any adjustment hereunder shall not be taxable to such holders.

                  (g) Certain Business Combinations. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), shall expressly agree to provide to each Holder the securities, cash or Other Property required by Section 4.5 hereof upon the exercise or exchange of this Warrant.

                  (h) Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2 hereof. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

                  (i) Independent Application. Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If any single transaction would require adjustment of the Exercise Price pursuant to more than one subsection of this Section 4, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

                  (j) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

5. NO IMPAIRMENT

                  5.1 The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any regulatory body; including, without limitation, the Federal Communications Commission, franchising authorities, state public utility commissions, and other similar governmental entities, having jurisdiction over it as may be necessary to enable the Company to perform its obligations under this Warrant. The Company will take no action to increase the par value of the Common Stock.

                  5.2 The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Stock upon exercise of any Warrants, unless there is an effective registration statement with respect to such issuance.

6. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY; OBTAINING STOCK EXCHANGE LISTING

                  From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants in accordance with the terms hereof. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly authorized and issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all taxes, charges and liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any regulatory body or bodies having jurisdiction over such action; including, without limitation, the Federal Communications Commission and other similar governmental entities. The Company shall take all action which may be necessary so that the shares of Common Stock issuable upon exercise of the Warrants, will be listed on such principal securities exchanges, markets and automated quotation systems within the United States of America, if any, on which other shares of Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Common Stock is not listed on any principal securities or exchange or market within the United States of America and is designated a PORTAL security in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market, the Company will use its reasonable efforts to permit the shares of Common Stock issuable upon exercise of the Warrant to also be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market upon issuance thereof.

7. NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

                  7.1 Notices of Corporate Actions. In the event of: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any sale, transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any action taken by the Company which would require an adjustment pursuant to Section 4 hereof, (d) any tender offer or exchange offer for shares of Common Stock or (e) any dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder of a Warrant in accordance with the provisions of Section 11.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable under the circumstances as determined in the reasonable judgment of an officer of the Company at least fifteen (15) days prior to any record date for such event or the date therein specified, and shall describe the material terms of the matter in question. In the event that the Company at any time sends any other notice to the holders of its Common Stock, including any proxy or information or other statute it shall concurrently send a copy of such notice to each Holder of a Warrant.

                  7.2 Taking of Record. In the case any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

                  7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company (and in such event, only after prior written notice in accordance with Section 7.1), close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                  7.4 No Rights as Stockholders. Except as provided herein, Holders shall have no rights as holders of Common Stock of the Company solely as a result of being the Beneficial Owner of a Warrant. Holders shall have no right to vote, consent or otherwise participate with respect to matters submitted to a vote of the stockholders of the Company.

8. TRANSFER

                  The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

                  8.1 Restrictions on Transfer. Neither this Warrant nor any shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof. The Holder of this Warrant by its acceptance hereof agrees not to offer, sell or otherwise transfer this Warrant other than (a) to the Company or a subsidiary of the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any such offer, sale or transfer pursuant to clause (c) to require the delivery of an Opinion of Counsel, certification and/or other information reasonably satisfactory to it; provided, that the Holder of this Warrant shall use commercially reasonable efforts not to Transfer this Warrant or any shares of Warrant Stock to a Person that would, after giving effect to such sale or transfer, not be a Permitted Transferee (and in the case of an arranged sale such Holder will not transfer securities to a Person that would not be a Permitted Transferee without the prior written consent of the Company). A "Permitted Transferee" is a Person (i) who is an Affiliate of the transferring Holder, (ii) a transferee to which the Company consents pursuant to the parenthetical in the forgoing sentence or (iii) who after giving effect to Transfer, would, together with its Affiliates and with any members of a group (within the meaning of Section l3(d)(3) of the Exchange Act) in which such Person or any of its Affiliates is a member, beneficially own securities representing (i) less than five percent (5%) of the aggregate number of votes which may be cast by holders of securities of the Company ordinarily having the power to vote for the election of directors of the Company and (ii) less than fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock. In connection with any Transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this
Section 8.1.


                  8.2 Restrictive Legends.

                  (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, in each case for so long as such Common Stock is Warrant Stock, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN THE WARRANT PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF SUCH WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

                  (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  8.3 Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by Section 8.1 hereof upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 hereof shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 8.1 and 8.2 shall terminate as to this Warrant and any Restricted Common Stock, as herein provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing a legend in substantially the following form in place of the restrictive legend set forth hereon:

         "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTIONS 8.1 AND 8.2 HEREOF TERMINATED ON
         ______________, 20__, AND ARE OF NO FURTHER FORCE AND
         EFFECT."

All Warrants and any Restricted Common Stock issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants and any Restricted Common Stock entitled to bear such legend shall have a similar legend endorsed thereon. Wherever the restrictions imposed by this Section 8.3 shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a) hereof.

                  8.4 Nominees for Beneficial Owners. In the event that any Warrant Stock is held by a nominee for the Beneficial Owner thereof, the Beneficial Owner thereof may, at its election, be treated as the Holder of such Warrant Stock for purposes of any request or other action by any Holder or Holders of Warrant Stock pursuant to this Warrant or any determination of any number or percentage of shares of Warrant Stock held by any Holder or Holders of Warrant Stock contemplated by this Agreement. If the Beneficial Owner of any Warrant Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's Beneficial Ownership of such Warrant Stock; provided, however, that in no event shall there be "double-counting" of Warrants or Warrant Stock.

                  8.5 Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

9. LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10. OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 105 Carnegie Center, Princeton, NJ 08540. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

11. REGISTRATION RIGHTS

                  Evergreen or its Permitted Transferees shall be entitled to the benefit of the registration rights set forth in the Registration Rights Agreement in respect of the Warrant Stock.

12. MISCELLANEOUS

                  12.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

                  12.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) if to any Holder of this Warrant or holder of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

                  (b) if to the Company, at its Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

                  12.3 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  12.4 Remedies. Each holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

                  12.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, to the extent applicable, all holders of shares of Warrant Stock issued upon the exercise hereof (including permitted transferees), and shall be enforceable by any such holder.

                  12.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and Evergreen, or if Evergreen shall transfer all of its Warrants, Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of shares of Common Stock then purchasable upon exercise of all then outstanding Warrants, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the holder thereof.

                  12.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  12.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  12.9 GOVERNING LAW; JURISDICTION. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF COMMON STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY.





                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer with effect from the date first set forth above.


                                          RCN CORPORATION


                                          By: /s/ Timothy J. Stoklosa
                                              ---------------------------------
                                              Name:  Timothy J. Stoklosa
                                              Title: Executive Vice President

                                                                       ANNEX A

                               SUBSCRIPTION FORM

               [To be executed only upon an exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock or by surrender of ___________ Warrants pursuant to a Cashless Exercise in accordance with the terms of this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned or _____________ whose address is ______________.


                                                _______________________________
                                                (Name of Registered Owner)

                                                _______________________________
                                                (Signature of Registered Owner)

                                                _______________________________
                                                (Street Address)

                                                _______________________________
                                                (City)     (State)   (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                       ANNEX B
                                                                       -------

                                ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


-------------------------------------------------------------------------------
Name and Address of Assignee                   Number of Shares of Common Stock
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated:____________________          Print Name:_____________________________


                                    Signature:_____________________________


                                    Witness: ______________________________


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT 4.3
                                                                     -----------
===============================================================================


                                     WARRANT

                           to Purchase Common Stock of


                                 RCN Corporation

===============================================================================


                                              Warrant No. 3
                                              Original Issue Date: June 6, 2003

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                                                                  Warrant No. 3

                                     WARRANT

                                 RCN CORPORATION

                  THIS IS TO CERTIFY THAT Evergreen VA Strategic Income Fund, a series of Evergreen Variable Annuity Trust, a Delaware Statutory Trust ("Evergreen"), is entitled, at any time from and after the Exercisability Date (such term, and certain other capitalized terms used herein being hereinafter defined) and prior to the Expiration Date, to purchase from RCN CORPORATION, a Delaware corporation (the "Company"), 20,000 fully paid and non-assessable shares of Common Stock (subject to adjustment as provided in Section 4 hereof), at the Exercise Price (subject to adjustment as provided in Section 4 hereof), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling," and "controlled" have meanings correlative to the foregoing.

                  "Beneficially Owned" or "Beneficial Owner" shall have the interpretation set forth in Rule 13d-3 under the Exchange Act.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Cashless Exercise" shall have the meaning set forth in
Section 2.1(d) hereof.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of the Company, par value $1.00 per share, as constituted on the Original Issue Date, and any capital stock or Other Property or assets into which such Common Stock may thereafter be changed, and any other shares of stock of the Company now or hereafter designated, that have the right (subject to any prior rights of and not including any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount, and shall also include shares of common stock of any successor or acquiring corporation (as defined in Section
4.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5 hereof.

                  "Designated Office" shall have the meaning set forth in
Section 10 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Exercisability Date" shall mean the later of (i) 90 days from the date hereof, (ii) such time after the expiration of the applicable waiting period in respect of any filing required to be made prior to the exercise of all or any portion of this Warrant under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) such time after all notices, approvals, consents or waivers, if any, that may be required by the Federal Communications Commission, franchising authorities, state public utility commissions and other similar governmental entities shall have been made or obtained, as applicable.

                  "Exercise Date" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Notice" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

                  "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified $1.25 per share, as adjusted from time to time pursuant to Section 4 hereof.

                  "Expiration Date" shall mean June 7, 2013.

                  "Fair Market Value" shall have the meaning set forth in
Section 4.8 hereof.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered from time to time on the books of the Company maintained for such purpose.

                  "Opinion of Counsel" means a written opinion of counsel (who may be an employee of a Holder) experienced in Securities Act matters chosen by the holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

                  "Original Issue Date" shall mean the date on which the Original Warrants were issued, as set forth on the cover page of this Warrant.

                  "Original Warrants" shall mean the Warrants originally issued by the Company on the Original Issue Date to Evergreen.

                  "Other Property" shall have the meaning set forth in Section
4.5 hereof.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated or unincorporated organization or association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of June 6, 2003, by and among Evergreen, the Company and the other parties thereto, as the same may be amended from time to time in accordance with its terms.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.2(a) hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Subsidiary" means any corporation or association more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a "sale" thereof within the meaning of Section 5 of the Securities Act and the term "Transferable" shall have a meaning correlative to the foregoing.

                  "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

                  "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants until such time as such shares of Common Stock have either (i) been Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) been Transferred or become Transferable in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 thereunder with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction.

2.       EXERCISE OF WARRANT

                  2.1 Manner of Exercise.

                  (a) From and after the Exercisability Date and until 5:00 P.M., New York City time, on the Expiration Date, the Holder may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (subject to adjustment pursuant to Section 4 hereof). In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at the Designated Office (as defined herein) a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date") by delivery of cash, a certified, cashiers' or official bank check or other check or wire transfer in the amount of such Warrant Price or through a Cashless Exercise. Such Exercise Notice shall be in the form of the subscription form attached as Annex A to this Warrant, duly executed by the Holder or its duly authorized agent or attorney.

                  (b) Upon receipt of such Exercise Notice, Warrant and payment of the Warrant Price, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date; provided, however, that a Holder shall not be entitled to revoke, rescind or modify its Exercise Notice after such notice is delivered to the Company.

                  (c) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical with this Warrant.

                  (d) Subject to compliance with this subsection (d), a Holder shall have the right to exercise its Warrants without any payment in cash or by check or wire transfer (a "Cashless Exercise") by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to the Warrant Price such that the number of shares of Common Stock to be issued to such Holder would be equal to a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock calculated as of the Exercise Date, and (ii) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock in respect of which such Warrants are then being exercised by such Holder times (y) the Fair Market Value described in clause (i) above minus the Exercise Price then in effect.

                  2.2 No Liens. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all taxes, liens and other charges (other than any created by actions of the Holder).

                  2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant and, in lieu thereof, the Company shall pay a cash adjustment in respect of a fractional share in an amount equal to the same fraction of the Fair Market Value of one share of Common Stock on the Exercise Date.

                  2.4 Continued Validity and Application. A holder of shares of Warrant Stock issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (other than a transferee in whose hands such shares no longer constitute Warrant Stock as defined herein), shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such holder by the terms of this Warrant.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1 Transfer. Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form attached as Annex B to this Warrant, duly executed by the Holder or its duly authorized agent or attorney. Upon such surrender and delivery, the Company shall, subject to Section 8 hereof, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor(s) one or more new Warrant(s) evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 8 hereof, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2 Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the name(s) and denomination(s) in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued under this
Section 3.

                  3.4 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4.       ANTIDILUTION PROVISIONS

                  The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

                  4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

                  (b) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Exercise Price shall be adjusted to equal the product of (i) the Exercise Price in effect immediately prior to such event multiplied by (ii) a fraction, (x) the numerator of which shall be equal to the number of shares of Common Stock outstanding immediately prior to the adjustment, and (y) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur.

                  4.2 Adjustments for Issuances of Common Stock Issuances or Securities Convertible into Common Stock. If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "Board of Directors"), (b) as consideration for the acquisition of a business or of assets, (c) in a firmly committed underwritten public offering, (d) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (e) upon conversion of any shares of any series of preferred stock, (f) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other sections of this Section 4 or (g) the issuance of which did not require adjustments hereunder as a result of the application of
Section 4.6 hereof) for a consideration per share less than Fair Market Value per share on the date the Company fixes the offering price, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Fair Market Value per share of Common Stock on the date of issuance of such securities, the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Fair Market Value in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the Fair Market Value of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

                  4.3 Adjustments for Other Distributions. If at any time the Company distributed to all holders of any class of Common Stock any of its assets, property or debt, securities or other capital stock (or any rights or warrants to purchase any of the foregoing) (in each case, other than (a) dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 4 hereof or for which an adjustment hereunder is not required as a result of the application of Section 4.6 hereof or (b) cash dividends or distributions paid from the Company's retained earnings as shown on the Company's books prepared in accordance with generally accepted accounting principals; provided in each case that the Company complies with the notice provisions contained in Section 7.1 hereof) the Exercise Price to be in effect after the record date for the determination of stockholders entitled to receive such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive the distribution, and (ii) the numerator of which shall be (x) the Fair Market Value per share of Common Stock on the record date minus (y) the fair market value as determined in good faith by the Board of Directors of the portion of the assets, property or debt, securities or other capital stock to be distributed which is applicable to one share of Common Stock. Such adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date.

                  4.4 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 4, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  4.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (a) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (b) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective Fair Market Values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors of the Company and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

                  4.6 Rights Issuances. If the Company shall distribute any rights, options or warrants to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock, then concurrently therewith the Company shall distribute to each Holder on the record date for the determination of stockholders entitled to receive such distribution that number of rights, options or warrants to which the shares of Common Stock then issuable upon exercise of the Warrants held by it on such record date would have been entitled to receive if such shares of Common Stock had been outstanding on such record date. In no event shall any adjustment to the Exercise Price be made in connection with any distribution described in this Section 4.6.

                  4.7 Determination of Consideration. For purposes of any computation respecting consideration received pursuant to Article 4 hereof, the following shall apply:

                  (a) in the case of the issuance of Common Stock for cash, the consideration shall be the net amount received by the Company after deduction of any underwriting commissions or concessions paid or allowed by the Company;

                  (b) in the case of the issuance of shares of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be the Fair Market Value thereof; and

                  (c) in the case of securities exercisable for, convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon exercise, conversion or exchange thereof (the consideration in each case shall be determined in the same manner as provided in clause (a) and (b) of this Section 4.7).

                  4.8 Fair Market Value. For the purposes of this Warrant, "Fair Market Value" means with respect to the Common Stock: (a) the average over the ten (10) trading days ending the day prior to the date for which such value is to be computed of the prices of the last trades, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or
(b) if the Common Stock is so quoted, but not traded, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (c) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Fair Market Value per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors. With respect to property, assets or securities other than Common Stock, the Fair Market Value of such property, assets or securities other than Common Stock shall be deemed to be the fair value as determined in good faith by the Board of Directors.

                  4.9 Other Provisions Applicable to Adjustments Under this
Section 4. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

                  (a) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) Record Date. In case the Company shall take a record of the holders of the Common Stock for any purpose requiring an adjustment hereunder, then all references in this Section 4 to the effective date for such adjustment shall be such record date.

                  (c) Fractional Interests. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Certain Limitations. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price hereunder shall be made, to the extent it would cause the Exercise Price to be less than the par value of the Common Stock, if any; provided that adjustments to the number of shares pursuant to Section 4.4 hereof shall be made based on the adjustment to the Exercise Price that would otherwise occur.

                  (f) Tax Adjustments. The Company, with Holder's consent, may make such reductions in the Exercise Price or increase in the number of Common Stock to be received by any Holder upon the exercise or exchange of this Warrant, in addition to those adjustments required by this Section 4, as it in its sole discretion shall determine to be advisable in order that any adjustment hereunder shall not be taxable to such holders.

                  (g) Certain Business Combinations. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), shall expressly agree to provide to each Holder the securities, cash or Other Property required by Section 4.5 hereof upon the exercise or exchange of this Warrant.

                  (h) Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2 hereof. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

                  (i) Independent Application. Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If any single transaction would require adjustment of the Exercise Price pursuant to more than one subsection of this Section 4, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

                  (j) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

5.       NO IMPAIRMENT

                  5.1 The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any regulatory body; including, without limitation, the Federal Communications Commission, franchising authorities, state public utility commissions, and other similar governmental entities, having jurisdiction over it as may be necessary to enable the Company to perform its obligations under this Warrant. The Company will take no action to increase the par value of the Common Stock.

                  5.2 The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Stock upon exercise of any Warrants, unless there is an effective registration statement with respect to such issuance.

6. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY; OBTAINING STOCK
         EXCHANGE LISTING

                  From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants in accordance with the terms hereof. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly authorized and issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all taxes, charges and liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any regulatory body or bodies having jurisdiction over such action; including, without limitation, the Federal Communications Commission and other similar governmental entities. The Company shall take all action which may be necessary so that the shares of Common Stock issuable upon exercise of the Warrants, will be listed on such principal securities exchanges, markets and automated quotation systems within the United States of America, if any, on which other shares of Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Common Stock is not listed on any principal securities or exchange or market within the United States of America and is designated a PORTAL security in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market, the Company will use its reasonable efforts to permit the shares of Common Stock issuable upon exercise of the Warrant to also be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market upon issuance thereof.

7.       NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

                  7.1 Notices of Corporate Actions. In the event of: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any sale, transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any action taken by the Company which would require an adjustment pursuant to Section 4 hereof, (d) any tender offer or exchange offer for shares of Common Stock or (e) any dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder of a Warrant in accordance with the provisions of Section 11.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable under the circumstances as determined in the reasonable judgment of an officer of the Company at least fifteen (15) days prior to any record date for such event or the date therein specified, and shall describe the material terms of the matter in question. In the event that the Company at any time sends any other notice to the holders of its Common Stock, including any proxy or information or other statute it shall concurrently send a copy of such notice to each Holder of a Warrant.

                  7.2 Taking of Record. In the case any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

                  7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company (and in such event, only after prior written notice in accordance with Section 7.1), close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                  7.4 No Rights as Stockholders. Except as provided herein, Holders shall have no rights as holders of Common Stock of the Company solely as a result of being the Beneficial Owner of a Warrant. Holders shall have no right to vote, consent or otherwise participate with respect to matters submitted to a vote of the stockholders of the Company.

8.       TRANSFER

                  The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

                  8.1 Restrictions on Transfer. Neither this Warrant nor any shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof. The Holder of this Warrant by its acceptance hereof agrees not to offer, sell or otherwise transfer this Warrant other than (a) to the Company or a subsidiary of the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any such offer, sale or transfer pursuant to clause
(c) to require the delivery of an Opinion of Counsel, certification and/or other information reasonably satisfactory to it; provided, that the Holder of this Warrant shall use commercially reasonable efforts not to Transfer this Warrant or any shares of Warrant Stock to a Person that would, after giving effect to such sale or transfer, not be a Permitted Transferee (and in the case of an arranged sale such Holder will not transfer securities to a Person that would not be a Permitted Transferee without the prior written consent of the Company). A "Permitted Transferee" is a Person (i) who is an Affiliate of the transferring Holder, (ii) a transferee to which the Company consents pursuant to the parenthetical in the forgoing sentence or (iii) who after giving effect to Transfer, would, together with its Affiliates and with any members of a group (within the meaning of Section l3(d)(3) of the Exchange Act) in which such Person or any of its Affiliates is a member, beneficially own securities representing (i) less than five percent (5%) of the aggregate number of votes which may be cast by holders of securities of the Company ordinarily having the power to vote for the election of directors of the Company and (ii) less than fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock. In connection with any Transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 8.1.


                  8.2 Restrictive Legends.

                  (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, in each case for so long as such Common Stock is Warrant Stock, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN THE WARRANT PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF SUCH WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

                  (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  8.3 Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by Section 8.1 hereof upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 hereof shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 8.1 and 8.2 shall terminate as to this Warrant and any Restricted Common Stock, as herein provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing a legend in substantially the following form in place of the restrictive legend set forth hereon:

                  "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTIONS 8.1 AND 8.2 HEREOF TERMINATED ON ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

                  All Warrants and any Restricted Common Stock issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants and any Restricted Common Stock entitled to bear such legend shall have a similar legend endorsed thereon. Wherever the restrictions imposed by this Section 8.3 shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a) hereof.

                  8.4 Nominees for Beneficial Owners. In the event that any Warrant Stock is held by a nominee for the Beneficial Owner thereof, the Beneficial Owner thereof may, at its election, be treated as the Holder of such Warrant Stock for purposes of any request or other action by any Holder or Holders of Warrant Stock pursuant to this Warrant or any determination of any number or percentage of shares of Warrant Stock held by any Holder or Holders of Warrant Stock contemplated by this Agreement. If the Beneficial Owner of any Warrant Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's Beneficial Ownership of such Warrant Stock; provided, however, that in no event shall there be "double-counting" of Warrants or Warrant Stock.

                  8.5 Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

9.       LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10.      OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 105 Carnegie Center, Princeton, NJ 08540. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

11.      REGISTRATION RIGHTS

                  Evergreen or its Permitted Transferees shall be entitled to the benefit of the registration rights set forth in the Registration Rights Agreement in respect of the Warrant Stock.

12.      MISCELLANEOUS

                  12.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

                  12.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) if to any Holder of this Warrant or holder of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

                  (b) if to the Company, at its Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

                  12.3 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  12.4 Remedies. Each holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

                  12.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, to the extent applicable, all holders of shares of Warrant Stock issued upon the exercise hereof (including permitted transferees), and shall be enforceable by any such holder.

                  12.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and Evergreen, or if Evergreen shall transfer all of its Warrants, Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of shares of Common Stock then purchasable upon exercise of all then outstanding Warrants, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the holder thereof.

                  12.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  12.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  12.9 GOVERNING LAW; JURISDICTION. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF COMMON STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY.



                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer with effect from the date first set forth above.


                                          RCN CORPORATION


                                          By: /s/ Timothy J. Stoklosa
                                              ---------------------------------
                                              Name:  Timothy J. Stoklosa
                                              Title: Executive Vice President

                                                                       ANNEX A

                                SUBSCRIPTION FORM

                [To be executed only upon an exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock or by surrender of ___________ Warrants pursuant to a Cashless Exercise in accordance with the terms of this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ________________________
and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned or _____________ whose address is
______________.


                              ________________________________________
                              (Name of Registered Owner)

                              ________________________________________
                              (Signature of Registered Owner)

                              ________________________________________
                              (Street Address)

                              _________________________________________
                              (City)         (State)         (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                        ANNEX B

                                ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


--------------------------------------- ---------------------------------------
Name and Address of Assignee            Number of Shares of Common Stock
--------------------------------------- ---------------------------------------
--------------------------------------- ---------------------------------------
--------------------------------------- ---------------------------------------

and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated:___________________                    Print Name:____________________


                                             Signature:_____________________


                                             Witness:_______________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT 4.4
                                                                     -----------
===============================================================================

                                     WARRANT

                           to Purchase Common Stock of


                                 RCN Corporation

===============================================================================


                                               Warrant No. 4
                                               Original Issue Date: June 6, 2003

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                                                                  Warrant No. 4

                                     WARRANT

                                 RCN CORPORATION

                  THIS IS TO CERTIFY THAT Evergreen Strategic Income Fund, a series of Evergreen Fixed Income Trust, a Delaware Statutory Trust ("Evergreen"), is entitled, at any time from and after the Exercisability Date (such term, and certain other capitalized terms used herein being hereinafter defined) and prior to the Expiration Date, to purchase from RCN CORPORATION, a Delaware corporation (the "Company"), 175,000 fully paid and non-assessable shares of Common Stock (subject to adjustment as provided in Section 4 hereof), at the Exercise Price (subject to adjustment as provided in Section 4 hereof), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling," and "controlled" have meanings correlative to the foregoing.

                  "Beneficially Owned" or "Beneficial Owner" shall have the interpretation set forth in Rule 13d-3 under the Exchange Act.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Cashless Exercise" shall have the meaning set forth in
Section 2.1(d) hereof.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of the Company, par value $1.00 per share, as constituted on the Original Issue Date, and any capital stock or Other Property or assets into which such Common Stock may thereafter be changed, and any other shares of stock of the Company now or hereafter designated, that have the right (subject to any prior rights of and not including any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount, and shall also include shares of common stock of any successor or acquiring corporation (as defined in Section
4.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5 hereof.

                  "Designated Office" shall have the meaning set forth in
Section 10 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Exercisability Date" shall mean the later of (i) 90 days from the date hereof, (ii) such time after the expiration of the applicable waiting period in respect of any filing required to be made prior to the exercise of all or any portion of this Warrant under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) such time after all notices, approvals, consents or waivers, if any, that may be required by the Federal Communications Commission, franchising authorities, state public utility commissions and other similar governmental entities shall have been made or obtained, as applicable.

                  "Exercise Date" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Notice" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

                  "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified $1.25 per share, as adjusted from time to time pursuant to Section 4 hereof.

                  "Expiration Date" shall mean June 7, 2013.

                  "Fair Market Value" shall have the meaning set forth in
Section 4.8 hereof.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered from time to time on the books of the Company maintained for such purpose.

                  "Opinion of Counsel" means a written opinion of counsel (who may be an employee of a Holder) experienced in Securities Act matters chosen by the holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

                  "Original Issue Date" shall mean the date on which the Original Warrants were issued, as set forth on the cover page of this Warrant.

                  "Original Warrants" shall mean the Warrants originally issued by the Company on the Original Issue Date to Evergreen.

                  "Other Property" shall have the meaning set forth in Section
4.5 hereof.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated or unincorporated organization or association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of June 6, 2003, by and among Evergreen, the Company and the other parties thereto, as the same may be amended from time to time in accordance with its terms.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.2(a) hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Subsidiary" means any corporation or association more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a "sale" thereof within the meaning of Section 5 of the Securities Act and the term "Transferable" shall have a meaning correlative to the foregoing.

                  "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

                  "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants until such time as such shares of Common Stock have either (i) been Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) been Transferred or become Transferable in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 thereunder with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction.

2. EXERCISE OF WARRANT

                  2.1 Manner of Exercise.

                  (a) From and after the Exercisability Date and until 5:00 P.M., New York City time, on the Expiration Date, the Holder may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (subject to adjustment pursuant to Section 4 hereof). In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at the Designated Office (as defined herein) a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date") by delivery of cash, a certified, cashiers' or official bank check or other check or wire transfer in the amount of such Warrant Price or through a Cashless Exercise. Such Exercise Notice shall be in the form of the subscription form attached as Annex A to this Warrant, duly executed by the Holder or its duly authorized agent or attorney.

                  (b) Upon receipt of such Exercise Notice, Warrant and payment of the Warrant Price, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date; provided, however, that a Holder shall not be entitled to revoke, rescind or modify its Exercise Notice after such notice is delivered to the Company.

                  (c) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical with this Warrant.

                  (d) Subject to compliance with this subsection (d), a Holder shall have the right to exercise its Warrants without any payment in cash or by check or wire transfer (a "Cashless Exercise") by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to the Warrant Price such that the number of shares of Common Stock to be issued to such Holder would be equal to a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock calculated as of the Exercise Date, and (ii) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock in respect of which such Warrants are then being exercised by such Holder times (y) the Fair Market Value described in clause (i) above minus the Exercise Price then in effect.

                  2.2 No Liens. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all taxes, liens and other charges (other than any created by actions of the Holder).

                  2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant and, in lieu thereof, the Company shall pay a cash adjustment in respect of a fractional share in an amount equal to the same fraction of the Fair Market Value of one share of Common Stock on the Exercise Date.

                  2.4 Continued Validity and Application. A holder of shares of Warrant Stock issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (other than a transferee in whose hands such shares no longer constitute Warrant Stock as defined herein), shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such holder by the terms of this Warrant.

3. TRANSFER, DIVISION AND COMBINATION

                  3.1 Transfer. Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form attached as Annex B to this Warrant, duly executed by the Holder or its duly authorized agent or attorney. Upon such surrender and delivery, the Company shall, subject to Section 8 hereof, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor(s) one or more new Warrant(s) evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 8 hereof, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2 Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the name(s) and denomination(s) in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued under this
Section 3.

                  3.4 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4.       ANTIDILUTION PROVISIONS

                  The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

                  4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

                  (b) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Exercise Price shall be adjusted to equal the product of (i) the Exercise Price in effect immediately prior to such event multiplied by (ii) a fraction, (x) the numerator of which shall be equal to the number of shares of Common Stock outstanding immediately prior to the adjustment, and (y) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur.

                  4.2 Adjustments for Issuances of Common Stock Issuances or Securities Convertible into Common Stock. If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "Board of Directors"), (b) as consideration for the acquisition of a business or of assets, (c) in a firmly committed underwritten public offering, (d) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (e) upon conversion of any shares of any series of preferred stock, (f) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other sections of this Section 4 or (g) the issuance of which did not require adjustments hereunder as a result of the application of
Section 4.6 hereof) for a consideration per share less than Fair Market Value per share on the date the Company fixes the offering price, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Fair Market Value per share of Common Stock on the date of issuance of such securities, the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Fair Market Value in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the Fair Market Value of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

                  4.3 Adjustments for Other Distributions. If at any time the Company distributed to all holders of any class of Common Stock any of its assets, property or debt, securities or other capital stock (or any rights or warrants to purchase any of the foregoing) (in each case, other than (a) dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 4 hereof or for which an adjustment hereunder is not required as a result of the application of Section 4.6 hereof or (b) cash dividends or distributions paid from the Company's retained earnings as shown on the Company's books prepared in accordance with generally accepted accounting principals; provided in each case that the Company complies with the notice provisions contained in Section 7.1 hereof) the Exercise Price to be in effect after the record date for the determination of stockholders entitled to receive such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive the distribution, and (ii) the numerator of which shall be (x) the Fair Market Value per share of Common Stock on the record date minus (y) the fair market value as determined in good faith by the Board of Directors of the portion of the assets, property or debt, securities or other capital stock to be distributed which is applicable to one share of Common Stock. Such adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date.

                  4.4 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 4, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  4.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (a) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (b) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective Fair Market Values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors of the Company and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

                  4.6 Rights Issuances. If the Company shall distribute any rights, options or warrants to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock, then concurrently therewith the Company shall distribute to each Holder on the record date for the determination of stockholders entitled to receive such distribution that number of rights, options or warrants to which the shares of Common Stock then issuable upon exercise of the Warrants held by it on such record date would have been entitled to receive if such shares of Common Stock had been outstanding on such record date. In no event shall any adjustment to the Exercise Price be made in connection with any distribution described in this Section 4.6.

                  4.7 Determination of Consideration. For purposes of any computation respecting consideration received pursuant to Article 4 hereof, the following shall apply:

                  (a) in the case of the issuance of Common Stock for cash, the consideration shall be the net amount received by the Company after deduction of any underwriting commissions or concessions paid or allowed by the Company;

                  (b) in the case of the issuance of shares of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be the Fair Market Value thereof; and

                  (c) in the case of securities exercisable for, convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon exercise, conversion or exchange thereof (the consideration in each case shall be determined in the same manner as provided in clause (a) and (b) of this Section 4.7).

                  4.8 Fair Market Value. For the purposes of this Warrant, "Fair Market Value" means with respect to the Common Stock: (a) the average over the ten (10) trading days ending the day prior to the date for which such value is to be computed of the prices of the last trades, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or
(b) if the Common Stock is so quoted, but not traded, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (c) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Fair Market Value per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors. With respect to property, assets or securities other than Common Stock, the Fair Market Value of such property, assets or securities other than Common Stock shall be deemed to be the fair value as determined in good faith by the Board of Directors.

                  4.9 Other Provisions Applicable to Adjustments Under this
Section 4. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

                  (a) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) Record Date. In case the Company shall take a record of the holders of the Common Stock for any purpose requiring an adjustment hereunder, then all references in this Section 4 to the effective date for such adjustment shall be such record date.

                  (c) Fractional Interests. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Certain Limitations. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price hereunder shall be made, to the extent it would cause the Exercise Price to be less than the par value of the Common Stock, if any; provided that adjustments to the number of shares pursuant to Section 4.4 hereof shall be made based on the adjustment to the Exercise Price that would otherwise occur.

                  (f) Tax Adjustments. The Company, with Holder's consent, may make such reductions in the Exercise Price or increase in the number of Common Stock to be received by any Holder upon the exercise or exchange of this Warrant, in addition to those adjustments required by this Section 4, as it in its sole discretion shall determine to be advisable in order that any adjustment hereunder shall not be taxable to such holders.

                  (g) Certain Business Combinations. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), shall expressly agree to provide to each Holder the securities, cash or Other Property required by Section 4.5 hereof upon the exercise or exchange of this Warrant.

                  (h) Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2 hereof. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

                  (i) Independent Application. Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If any single transaction would require adjustment of the Exercise Price pursuant to more than one subsection of this Section 4, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

                  (j) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

5.       NO IMPAIRMENT

                  5.1 The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any regulatory body; including, without limitation, the Federal Communications Commission, franchising authorities, state public utility commissions, and other similar governmental entities, having jurisdiction over it as may be necessary to enable the Company to perform its obligations under this Warrant. The Company will take no action to increase the par value of the Common Stock.

                  5.2 The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Stock upon exercise of any Warrants, unless there is an effective registration statement with respect to such issuance.

6. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY; OBTAINING STOCK EXCHANGE LISTING

                  From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants in accordance with the terms hereof. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly authorized and issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all taxes, charges and liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any regulatory body or bodies having jurisdiction over such action; including, without limitation, the Federal Communications Commission and other similar governmental entities. The Company shall take all action which may be necessary so that the shares of Common Stock issuable upon exercise of the Warrants, will be listed on such principal securities exchanges, markets and automated quotation systems within the United States of America, if any, on which other shares of Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Common Stock is not listed on any principal securities or exchange or market within the United States of America and is designated a PORTAL security in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market, the Company will use its reasonable efforts to permit the shares of Common Stock issuable upon exercise of the Warrant to also be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market upon issuance thereof.

7.       NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

                  7.1 Notices of Corporate Actions. In the event of: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any sale, transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any action taken by the Company which would require an adjustment pursuant to Section 4 hereof, (d) any tender offer or exchange offer for shares of Common Stock or (e) any dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder of a Warrant in accordance with the provisions of Section 11.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable under the circumstances as determined in the reasonable judgment of an officer of the Company at least fifteen (15) days prior to any record date for such event or the date therein specified, and shall describe the material terms of the matter in question. In the event that the Company at any time sends any other notice to the holders of its Common Stock, including any proxy or information or other statute it shall concurrently send a copy of such notice to each Holder of a Warrant.

                  7.2 Taking of Record. In the case any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

                  7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company (and in such event, only after prior written notice in accordance with Section 7.1), close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                  7.4 No Rights as Stockholders. Except as provided herein, Holders shall have no rights as holders of Common Stock of the Company solely as a result of being the Beneficial Owner of a Warrant. Holders shall have no right to vote, consent or otherwise participate with respect to matters submitted to a vote of the stockholders of the Company.

8.       TRANSFER

                  The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

                  8.1 Restrictions on Transfer. Neither this Warrant nor any shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof. The Holder of this Warrant by its acceptance hereof agrees not to offer, sell or otherwise transfer this Warrant other than (a) to the Company or a subsidiary of the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any such offer, sale or transfer pursuant to clause
(c) to require the delivery of an Opinion of Counsel, certification and/or other information reasonably satisfactory to it; provided, that the Holder of this Warrant shall use commercially reasonable efforts not to Transfer this Warrant or any shares of Warrant Stock to a Person that would, after giving effect to such sale or transfer, not be a Permitted Transferee (and in the case of an arranged sale such Holder will not transfer securities to a Person that would not be a Permitted Transferee without the prior written consent of the Company). A "Permitted Transferee" is a Person (i) who is an Affiliate of the transferring Holder, (ii) a transferee to which the Company consents pursuant to the parenthetical in the forgoing sentence or (iii) who after giving effect to Transfer, would, together with its Affiliates and with any members of a group (within the meaning of Section l3(d)(3) of the Exchange Act) in which such Person or any of its Affiliates is a member, beneficially own securities representing (i) less than five percent (5%) of the aggregate number of votes which may be cast by holders of securities of the Company ordinarily having the power to vote for the election of directors of the Company and (ii) less than fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock. In connection with any Transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 8.1.


8.2      Restrictive Legends.

                  (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, in each case for so long as such Common Stock is Warrant Stock, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN THE WARRANT PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF SUCH WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

                  (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  8.3 Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by Section 8.1 hereof upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 hereof shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 8.1 and 8.2 shall terminate as to this Warrant and any Restricted Common Stock, as herein provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing a legend in substantially the following form in place of the restrictive legend set forth hereon:

         "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTIONS 8.1 AND 8.2 HEREOF TERMINATED ON ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants and any Restricted Common Stock issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants and any Restricted Common Stock entitled to bear such legend shall have a similar legend endorsed thereon. Wherever the restrictions imposed by this
Section 8.3 shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a) hereof.

                  8.4 Nominees for Beneficial Owners. In the event that any Warrant Stock is held by a nominee for the Beneficial Owner thereof, the Beneficial Owner thereof may, at its election, be treated as the Holder of such Warrant Stock for purposes of any request or other action by any Holder or Holders of Warrant Stock pursuant to this Warrant or any determination of any number or percentage of shares of Warrant Stock held by any Holder or Holders of Warrant Stock contemplated by this Agreement. If the Beneficial Owner of any Warrant Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's Beneficial Ownership of such Warrant Stock; provided, however, that in no event shall there be "double-counting" of Warrants or Warrant Stock.

                  8.5 Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

9.       LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10.      OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 105 Carnegie Center, Princeton, NJ 08540. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

11. REGISTRATION RIGHTS

                  Evergreen or its Permitted Transferees shall be entitled to the benefit of the registration rights set forth in the Registration Rights Agreement in respect of the Warrant Stock.

12.      MISCELLANEOUS

                  12.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

                  12.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) if to any Holder of this Warrant or holder of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

                  (b) if to the Company, at its Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

                  12.3 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  12.4 Remedies. Each holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

                  12.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, to the extent applicable, all holders of shares of Warrant Stock issued upon the exercise hereof (including permitted transferees), and shall be enforceable by any such holder.

                  12.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and Evergreen, or if Evergreen shall transfer all of its Warrants, Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of shares of Common Stock then purchasable upon exercise of all then outstanding Warrants, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the holder thereof.

                  12.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  12.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  12.9 GOVERNING LAW; JURISDICTION. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF COMMON STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer with effect from the date first set forth above.


                                               RCN CORPORATION


                                                By: /s/ Timothy J. Stoklosa
                                                    ----------------------
                                                    Name:  Timothy J. Stoklosa
                                                    Title: Executive Vice
                                                           President

                                                                       ANNEX A

                                SUBSCRIPTION FORM

                [To be executed only upon an exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock or by surrender of ___________ Warrants pursuant to a Cashless Exercise in accordance with the terms of this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ________________________
and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned or _____________ whose address is
______________.


                                              _______________________________
                                              (Name of Registered Owner)

                                              _______________________________
                                              (Signature of Registered Owner)

                                              _______________________________
                                              (Street Address)

                                              _______________________________
                                              (City) (State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                        ANNEX B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


-------------------------------------------- -----------------------------------
Name and Address of Assignee                 Number of Shares of Common Stock
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------

and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated:___________________           Print Name:___________________


                                    Signature:_____________________


                                    Witness:______________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT 4.5
                                                                     -----------
===============================================================================


                                   WARRANT

                         to Purchase Common Stock of


                               RCN Corporation


===============================================================================


                                                                 Warrant No. 5
                                             Original Issue Date: June 6, 2003

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                                                                 Warrant No. 5


                                    WARRANT

                                RCN CORPORATION

         THIS IS TO CERTIFY THAT Evergreen VA High Income Fund, a series of Evergreen Variable Annuity Trust, a Delaware Statutory Trust ("Evergreen"), is entitled, at any time from and after the Exercisability Date (such term, and certain other capitalized terms used herein being hereinafter defined) and prior to the Expiration Date, to purchase from RCN CORPORATION, a Delaware corporation (the "Company"), 25,000 fully paid and non-assessable shares of Common Stock (subject to adjustment as provided in Section 4 hereof), at the Exercise Price (subject to adjustment as provided in Section 4 hereof), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1. DEFINITIONS

         As used in this Warrant, the following terms have the respective meanings set forth below:

         "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling," and "controlled" have meanings correlative to the foregoing.

         "Beneficially Owned" or "Beneficial Owner" shall have the interpretation set forth in Rule 13d-3 under the Exchange Act.

         "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

         "Cashless Exercise" shall have the meaning set forth in Section 2.1(d) hereof.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

         "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of the Company, par value $1.00 per share, as constituted on the Original Issue Date, and any capital stock or Other Property or assets into which such Common Stock may thereafter be changed, and any other shares of stock of the Company now or hereafter designated, that have the right (subject to any prior rights of and not including any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount, and shall also include shares of common stock of any successor or acquiring corporation (as defined in Section 4.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5 hereof.

         "Designated Office" shall have the meaning set forth in Section 10 hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Exercisability Date" shall mean the later of (i) 90 days from the date hereof, (ii) such time after the expiration of the applicable waiting period in respect of any filing required to be made prior to the exercise of all or any portion of this Warrant under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) such time after all notices, approvals, consents or waivers, if any, that may be required by the Federal Communications Commission, franchising authorities, state public utility commissions and other similar governmental entities shall have been made or obtained, as applicable.

         "Exercise Date" shall have the meaning set forth in Section 2.1(a) hereof.

         "Exercise Notice" shall have the meaning set forth in Section 2.1(a) hereof.

         "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

         "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified $1.25 per share, as adjusted from time to time pursuant to Section 4 hereof.

         "Expiration Date" shall mean June 7, 2013.

         "Fair Market Value" shall have the meaning set forth in Section 4.8 hereof.

         "Holder" shall mean the Person in whose name the Warrant set forth herein is registered from time to time on the books of the Company maintained for such purpose.

         "Opinion of Counsel" means a written opinion of counsel (who may be an employee of a Holder) experienced in Securities Act matters chosen by the holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

         "Original Issue Date" shall mean the date on which the Original Warrants were issued, as set forth on the cover page of this Warrant.

         "Original Warrants" shall mean the Warrants originally issued by the Company on the Original Issue Date to Evergreen.

         "Other Property" shall have the meaning set forth in Section 4.5 hereof.

         "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated or unincorporated organization or association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of June 6, 2003, by and among Evergreen, the Company and the other parties thereto, as the same may be amended from time to time in accordance with its terms.

         "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.2(a) hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Subsidiary" means any corporation or association more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity.

         "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a "sale" thereof within the meaning of Section 5 of the Securities Act and the term "Transferable" shall have a meaning correlative to the foregoing.

         "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

         "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

         "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants until such time as such shares of Common Stock have either (i) been Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) been Transferred or become Transferable in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 thereunder with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction.

2. EXERCISE OF WARRANT

         2.1 Manner of Exercise.

         (a) From and after the Exercisability Date and until 5:00 P.M., New York City time, on the Expiration Date, the Holder may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (subject to adjustment pursuant to Section 4 hereof). In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at the Designated Office (as defined herein) a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date") by delivery of cash, a certified, cashiers' or official bank check or other check or wire transfer in the amount of such Warrant Price or through a Cashless Exercise. Such Exercise Notice shall be in the form of the subscription form attached as Annex A to this Warrant, duly executed by the Holder or its duly authorized agent or attorney.

         (b) Upon receipt of such Exercise Notice, Warrant and payment of the Warrant Price, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date; provided, however, that a Holder shall not be entitled to revoke, rescind or modify its Exercise Notice after such notice is delivered to the Company.

         (c) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical with this Warrant.

         (d) Subject to compliance with this subsection (d), a Holder shall have the right to exercise its Warrants without any payment in cash or by check or wire transfer (a "Cashless Exercise") by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to the Warrant Price such that the number of shares of Common Stock to be issued to such Holder would be equal to a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock calculated as of the Exercise Date, and
(ii) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock in respect of which such Warrants are then being exercised by such Holder times (y) the Fair Market Value described in clause
(i) above minus the Exercise Price then in effect.

         2.2 No Liens. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all taxes, liens and other charges (other than any created by actions of the Holder).

         2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant and, in lieu thereof, the Company shall pay a cash adjustment in respect of a fractional share in an amount equal to the same fraction of the Fair Market Value of one share of Common Stock on the Exercise Date.

         2.4 Continued Validity and Application. A holder of shares of Warrant Stock issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (other than a transferee in whose hands such shares no longer constitute Warrant Stock as defined herein), shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such holder by the terms of this Warrant.

3. TRANSFER, DIVISION AND COMBINATION

         3.1 Transfer. Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form attached as Annex B to this Warrant, duly executed by the Holder or its duly authorized agent or attorney. Upon such surrender and delivery, the Company shall, subject to Section 8 hereof, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor(s) one or more new Warrant(s) evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 8 hereof, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

         3.2 Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the name(s) and denomination(s) in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         3.3 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued under this Section 3.

         3.4 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4. ANTIDILUTION PROVISIONS

         The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

         4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

         (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

         (b) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

         (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Exercise Price shall be adjusted to equal the product of (i) the Exercise Price in effect immediately prior to such event multiplied by (ii) a fraction, (x) the numerator of which shall be equal to the number of shares of Common Stock outstanding immediately prior to the adjustment, and (y) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur.

         4.2 Adjustments for Issuances of Common Stock Issuances or Securities Convertible into Common Stock. If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "Board of Directors"), (b) as consideration for the acquisition of a business or of assets, (c) in a firmly committed underwritten public offering, (d) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (e) upon conversion of any shares of any series of preferred stock, (f) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other sections of this Section 4 or (g) the issuance of which did not require adjustments hereunder as a result of the application of Section 4.6 hereof) for a consideration per share less than Fair Market Value per share on the date the Company fixes the offering price, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Fair Market Value per share of Common Stock on the date of issuance of such securities, the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Fair Market Value in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the Fair Market Value of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

         4.3 Adjustments for Other Distributions. If at any time the Company distributed to all holders of any class of Common Stock any of its assets, property or debt, securities or other capital stock (or any rights or warrants to purchase any of the foregoing) (in each case, other than (a) dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 4 hereof or for which an adjustment hereunder is not required as a result of the application of Section 4.6 hereof or (b) cash dividends or distributions paid from the Company's retained earnings as shown on the Company's books prepared in accordance with generally accepted accounting principals; provided in each case that the Company complies with the notice provisions contained in Section 7.1 hereof) the Exercise Price to be in effect after the record date for the determination of stockholders entitled to receive such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive the distribution, and (ii) the numerator of which shall be (x) the Fair Market Value per share of Common Stock on the record date minus (y) the fair market value as determined in good faith by the Board of Directors of the portion of the assets, property or debt, securities or other capital stock to be distributed which is applicable to one share of Common Stock. Such adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date.

         4.4 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 4, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         4.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (a) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (b) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective Fair Market Values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors of the Company and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this
Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

         4.6 Rights Issuances. If the Company shall distribute any rights, options or warrants to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock, then concurrently therewith the Company shall distribute to each Holder on the record date for the determination of stockholders entitled to receive such distribution that number of rights, options or warrants to which the shares of Common Stock then issuable upon exercise of the Warrants held by it on such record date would have been entitled to receive if such shares of Common Stock had been outstanding on such record date. In no event shall any adjustment to the Exercise Price be made in connection with any distribution described in this
Section 4.6.

         4.7 Determination of Consideration. For purposes of any computation respecting consideration received pursuant to Article 4 hereof, the following shall apply:

         (a) in the case of the issuance of Common Stock for cash, the consideration shall be the net amount received by the Company after deduction of any underwriting commissions or concessions paid or allowed by the Company;

         (b) in the case of the issuance of shares of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be the Fair Market Value thereof; and

         (c) in the case of securities exercisable for, convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon exercise, conversion or exchange thereof (the consideration in each case shall be determined in the same manner as provided in clause (a) and (b) of this Section 4.7).

         4.8 Fair Market Value. For the purposes of this Warrant, "Fair Market Value" means with respect to the Common Stock: (a) the average over the ten
(10) trading days ending the day prior to the date for which such value is to be computed of the prices of the last trades, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (b) if the Common Stock is so quoted, but not traded, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (c) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Fair Market Value per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors. With respect to property, assets or securities other than Common Stock, the Fair Market Value of such property, assets or securities other than Common Stock shall be deemed to be the fair value as determined in good faith by the Board of Directors.

         4.9 Other Provisions Applicable to Adjustments Under this Section 4. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

         (a) When Adjustments to Be Made. The adjustments required by this
Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (b) Record Date. In case the Company shall take a record of the holders of the Common Stock for any purpose requiring an adjustment hereunder, then all references in this Section 4 to the effective date for such adjustment shall be such record date.

         (c) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

         (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (e) Certain Limitations. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price hereunder shall be made, to the extent it would cause the Exercise Price to be less than the par value of the Common Stock, if any; provided that adjustments to the number of shares pursuant to Section 4.4 hereof shall be made based on the adjustment to the Exercise Price that would otherwise occur.

         (f) Tax Adjustments. The Company, with Holder's consent, may make such reductions in the Exercise Price or increase in the number of Common Stock to be received by any Holder upon the exercise or exchange of this Warrant, in addition to those adjustments required by this Section 4, as it in its sole discretion shall determine to be advisable in order that any adjustment hereunder shall not be taxable to such holders.

         (g) Certain Business Combinations. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), shall expressly agree to provide to each Holder the securities, cash or Other Property required by
Section 4.5 hereof upon the exercise or exchange of this Warrant.

         (h) Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2 hereof. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

         (i) Independent Application. Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If any single transaction would require adjustment of the Exercise Price pursuant to more than one subsection of this
Section 4, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

         (j) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

5. NO IMPAIRMENT

         5.1 The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any regulatory body; including, without limitation, the Federal Communications Commission, franchising authorities, state public utility commissions, and other similar governmental entities, having jurisdiction over it as may be necessary to enable the Company to perform its obligations under this Warrant. The Company will take no action to increase the par value of the Common Stock.

         5.2 The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Stock upon exercise of any Warrants, unless there is an effective registration statement with respect to such issuance.

6. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION
   WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY; OBTAINING
   STOCK EXCHANGE LISTING

         From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants in accordance with the terms hereof. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly authorized and issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all taxes, charges and liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any regulatory body or bodies having jurisdiction over such action; including, without limitation, the Federal Communications Commission and other similar governmental entities. The Company shall take all action which may be necessary so that the shares of Common Stock issuable upon exercise of the Warrants, will be listed on such principal securities exchanges, markets and automated quotation systems within the United States of America, if any, on which other shares of Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Common Stock is not listed on any principal securities or exchange or market within the United States of America and is designated a PORTAL security in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market, the Company will use its reasonable efforts to permit the shares of Common Stock issuable upon exercise of the Warrant to also be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market upon issuance thereof.

7.  NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

         7.1 Notices of Corporate Actions. In the event of: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any sale, transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any action taken by the Company which would require an adjustment pursuant to Section 4 hereof, (d) any tender offer or exchange offer for shares of Common Stock or (e) any dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder of a Warrant in accordance with the provisions of Section 11.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable under the circumstances as determined in the reasonable judgment of an officer of the Company at least fifteen (15) days prior to any record date for such event or the date therein specified, and shall describe the material terms of the matter in question. In the event that the Company at any time sends any other notice to the holders of its Common Stock, including any proxy or information or other statute it shall concurrently send a copy of such notice to each Holder of a Warrant.

         7.2 Taking of Record. In the case any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

         7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company (and in such event, only after prior written notice in accordance with Section 7.1), close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

         7.4 No Rights as Stockholders. Except as provided herein, Holders shall have no rights as holders of Common Stock of the Company solely as a result of being the Beneficial Owner of a Warrant. Holders shall have no right to vote, consent or otherwise participate with respect to matters submitted to a vote of the stockholders of the Company.

8.  TRANSFER

         The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

         8.1 Restrictions on Transfer. Neither this Warrant nor any shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof. The Holder of this Warrant by its acceptance hereof agrees not to offer, sell or otherwise transfer this Warrant other than (a) to the Company or a subsidiary of the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any such offer, sale or transfer pursuant to clause (c) to require the delivery of an Opinion of Counsel, certification and/or other information reasonably satisfactory to it; provided, that the Holder of this Warrant shall use commercially reasonable efforts not to Transfer this Warrant or any shares of Warrant Stock to a Person that would, after giving effect to such sale or transfer, not be a Permitted Transferee (and in the case of an arranged sale such Holder will not transfer securities to a Person that would not be a Permitted Transferee without the prior written consent of the Company). A "Permitted Transferee" is a Person (i) who is an Affiliate of the transferring Holder, (ii) a transferee to which the Company consents pursuant to the parenthetical in the forgoing sentence or (iii) who after giving effect to Transfer, would, together with its Affiliates and with any members of a group (within the meaning of Section l3(d)(3) of the Exchange Act) in which such Person or any of its Affiliates is a member, beneficially own securities representing (i) less than five percent (5%) of the aggregate number of votes which may be cast by holders of securities of the Company ordinarily having the power to vote for the election of directors of the Company and (ii) less than fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock. In connection with any Transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this
Section 8.1.

         8.2 Restrictive Legends.

         (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, in each case for so long as such Common Stock is Warrant Stock, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

           "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN THE WARRANT PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF SUCH WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

         (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

           "NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

         8.3 Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by Section 8.1 hereof upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 hereof shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 8.1 and 8.2 shall terminate as to this Warrant and any Restricted Common Stock, as herein provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing a legend in substantially the following form in place of the restrictive legend set forth hereon:

           "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTIONS 8.1 AND 8.2 HEREOF TERMINATED ON
           ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants and any Restricted Common Stock issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants and any Restricted Common Stock entitled to bear such legend shall have a similar legend endorsed thereon. Wherever the restrictions imposed by this Section 8.3 shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a) hereof.

         8.4 Nominees for Beneficial Owners. In the event that any Warrant Stock is held by a nominee for the Beneficial Owner thereof, the Beneficial Owner thereof may, at its election, be treated as the Holder of such Warrant Stock for purposes of any request or other action by any Holder or Holders of Warrant Stock pursuant to this Warrant or any determination of any number or percentage of shares of Warrant Stock held by any Holder or Holders of Warrant Stock contemplated by this Agreement. If the Beneficial Owner of any Warrant Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's Beneficial Ownership of such Warrant Stock; provided, however, that in no event shall there be "double-counting" of Warrants or Warrant Stock.

         8.5 Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

9.  LOSS OR MUTILATION

         Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10. OFFICE OF THE COMPANY

         As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 105 Carnegie Center, Princeton, NJ 08540. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

11. REGISTRATION RIGHTS

         Evergreen or its Permitted Transferees shall be entitled to the benefit of the registration rights set forth in the Registration Rights Agreement in respect of the Warrant Stock.

12. MISCELLANEOUS

         12.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

         12.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (a) if to any Holder of this Warrant or holder of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

         (b) if to the Company, at its Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

         12.3 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         12.4 Remedies. Each holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

         12.5 Successors and Assigns. Subject to the provisions of Sections
3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, to the extent applicable, all holders of shares of Warrant Stock issued upon the exercise hereof (including permitted transferees), and shall be enforceable by any such holder.

         12.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and Evergreen, or if Evergreen shall transfer all of its Warrants, Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of shares of Common Stock then purchasable upon exercise of all then outstanding Warrants, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the holder thereof.

         12.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         12.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         12.9 GOVERNING LAW; JURISDICTION. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF COMMON STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer with effect from the date first set forth above.


                                         RCN CORPORATION


                                         By: /s/ Timothy J. Stoklosa
                                             ------------------------------
                                             Name:  Timothy J. Stoklosa
                                             Title: Executive Vice President

                                                                       ANNEX A



                               SUBSCRIPTION FORM

               [To be executed only upon an exercise of Warrant]


         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock or by surrender of ___________ Warrants pursuant to a Cashless Exercise in accordance with the terms of this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned or _____________ whose address is ______________.


                                          _______________________________
                                          (Name of Registered Owner)

                                          _______________________________
                                          (Signature of Registered Owner)

                                          _______________________________
                                          (Street Address)

                                          _______________________________
                                          (City)   (State)   (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                       ANNEX B

                                ASSIGNMENT FORM


         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


-------------------------------------------------------------------------------
Name and Address of Assignee            Number of Shares of Common Stock
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of the Company maintained for the purpose, with full power of substitution in the premises.


Dated:___________________                      Print Name:___________________


                                               Signature:_____________________


                                               Witness:______________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT 4.6
                                                                     -----------
================================================================================

                                     WARRANT

                           to Purchase Common Stock of


                                 RCN Corporation

================================================================================


                                               Warrant No. 6
                                               Original Issue Date: June 6, 2003

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                                                                   Warrant No. 6


                                     WARRANT

                                 RCN CORPORATION

                  THIS IS TO CERTIFY THAT Evergreen Income Advantage Fund, a Delaware Statutory Trust ("Evergreen"), is entitled, at any time from and after the Exercisability Date (such term, and certain other capitalized terms used herein being hereinafter defined) and prior to the Expiration Date, to purchase from RCN CORPORATION, a Delaware corporation (the "Company"), 2,110,000 fully paid and non-assessable shares of Common Stock (subject to adjustment as provided in Section 4 hereof), at the Exercise Price (subject to adjustment as provided in Section 4 hereof), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling," and "controlled" have meanings correlative to the foregoing.

                  "Beneficially Owned" or "Beneficial Owner" shall have the interpretation set forth in Rule 13d-3 under the Exchange Act.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Cashless Exercise" shall have the meaning set forth in
Section 2.1(d) hereof.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of the Company, par value $1.00 per share, as constituted on the Original Issue Date, and any capital stock or Other Property or assets into which such Common Stock may thereafter be changed, and any other shares of stock of the Company now or hereafter designated, that have the right (subject to any prior rights of and not including any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount, and shall also include shares of common stock of any successor or acquiring corporation (as defined in Section
4.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5 hereof.

                  "Designated Office" shall have the meaning set forth in
Section 10 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Exercisability Date" shall mean the later of (i) 90 days from the date hereof, (ii) such time after the expiration of the applicable waiting period in respect of any filing required to be made prior to the exercise of all or any portion of this Warrant under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) such time after all notices, approvals, consents or waivers, if any, that may be required by the Federal Communications Commission, franchising authorities, state public utility commissions and other similar governmental entities shall have been made or obtained, as applicable.

                  "Exercise Date" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Notice" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

                  "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified $1.25 per share, as adjusted from time to time pursuant to Section 4 hereof.

                  "Expiration Date" shall mean June 7, 2013.

                  "Fair Market Value" shall have the meaning set forth in
Section 4.8 hereof.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered from time to time on the books of the Company maintained for such purpose.

                  "Opinion of Counsel" means a written opinion of counsel (who may be an employee of a Holder) experienced in Securities Act matters chosen by the holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

                  "Original Issue Date" shall mean the date on which the Original Warrants were issued, as set forth on the cover page of this Warrant.

                  "Original Warrants" shall mean the Warrants originally issued by the Company on the Original Issue Date to Evergreen.

                  "Other Property" shall have the meaning set forth in Section
4.5 hereof.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated or unincorporated organization or association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of June 6, 2003, by and among Evergreen, the Company and the other parties thereto, as the same may be amended from time to time in accordance with its terms.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.2(a) hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Subsidiary" means any corporation or association more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a "sale" thereof within the meaning of Section 5 of the Securities Act and the term "Transferable" shall have a meaning correlative to the foregoing.

                  "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

                  "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants until such time as such shares of Common Stock have either (i) been Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) been Transferred or become Transferable in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 thereunder with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction.

2. EXERCISE OF WARRANT

2.1      Manner of Exercise.

                  (a) From and after the Exercisability Date and until 5:00 P.M., New York City time, on the Expiration Date, the Holder may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (subject to adjustment pursuant to Section 4 hereof). In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at the Designated Office (as defined herein) a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date") by delivery of cash, a certified, cashiers' or official bank check or other check or wire transfer in the amount of such Warrant Price or through a Cashless Exercise. Such Exercise Notice shall be in the form of the subscription form attached as Annex A to this Warrant, duly executed by the Holder or its duly authorized agent or attorney.

                  (b) Upon receipt of such Exercise Notice, Warrant and payment of the Warrant Price, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date; provided, however, that a Holder shall not be entitled to revoke, rescind or modify its Exercise Notice after such notice is delivered to the Company.

                  (c) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical with this Warrant.

                  (d) Subject to compliance with this subsection (d), a Holder shall have the right to exercise its Warrants without any payment in cash or by check or wire transfer (a "Cashless Exercise") by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to the Warrant Price such that the number of shares of Common Stock to be issued to such Holder would be equal to a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock calculated as of the Exercise Date, and (ii) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock in respect of which such Warrants are then being exercised by such Holder times (y) the Fair Market Value described in clause (i) above minus the Exercise Price then in effect.

                  2.2 No Liens. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all taxes, liens and other charges (other than any created by actions of the Holder).

                  2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant and, in lieu thereof, the Company shall pay a cash adjustment in respect of a fractional share in an amount equal to the same fraction of the Fair Market Value of one share of Common Stock on the Exercise Date.

                  2.4 Continued Validity and Application. A holder of shares of Warrant Stock issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (other than a transferee in whose hands such shares no longer constitute Warrant Stock as defined herein), shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such holder by the terms of this Warrant.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1 Transfer. Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form attached as Annex B to this Warrant, duly executed by the Holder or its duly authorized agent or attorney. Upon such surrender and delivery, the Company shall, subject to Section 8 hereof, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor(s) one or more new Warrant(s) evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 8 hereof, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2 Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the name(s) and denomination(s) in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued under this
Section 3.

                  3.4 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4.       ANTIDILUTION PROVISIONS

                  The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

                  4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

                  (b) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Exercise Price shall be adjusted to equal the product of (i) the Exercise Price in effect immediately prior to such event multiplied by (ii) a fraction, (x) the numerator of which shall be equal to the number of shares of Common Stock outstanding immediately prior to the adjustment, and (y) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur.

                  4.2 Adjustments for Issuances of Common Stock Issuances or Securities Convertible into Common Stock. If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "Board of Directors"), (b) as consideration for the acquisition of a business or of assets, (c) in a firmly committed underwritten public offering, (d) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (e) upon conversion of any shares of any series of preferred stock, (f) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other sections of this Section 4 or (g) the issuance of which did not require adjustments hereunder as a result of the application of
Section 4.6 hereof) for a consideration per share less than Fair Market Value per share on the date the Company fixes the offering price, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Fair Market Value per share of Common Stock on the date of issuance of such securities, the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Fair Market Value in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the Fair Market Value of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

                  4.3 Adjustments for Other Distributions. If at any time the Company distributed to all holders of any class of Common Stock any of its assets, property or debt, securities or other capital stock (or any rights or warrants to purchase any of the foregoing) (in each case, other than (a) dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 4 hereof or for which an adjustment hereunder is not required as a result of the application of Section 4.6 hereof or (b) cash dividends or distributions paid from the Company's retained earnings as shown on the Company's books prepared in accordance with generally accepted accounting principals; provided in each case that the Company complies with the notice provisions contained in Section 7.1 hereof) the Exercise Price to be in effect after the record date for the determination of stockholders entitled to receive such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive the distribution, and (ii) the numerator of which shall be (x) the Fair Market Value per share of Common Stock on the record date minus (y) the fair market value as determined in good faith by the Board of Directors of the portion of the assets, property or debt, securities or other capital stock to be distributed which is applicable to one share of Common Stock. Such adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date.

                  4.4 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 4, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  4.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (a) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (b) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective Fair Market Values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors of the Company and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

                  4.6 Rights Issuances. If the Company shall distribute any rights, options or warrants to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock, then concurrently therewith the Company shall distribute to each Holder on the record date for the determination of stockholders entitled to receive such distribution that number of rights, options or warrants to which the shares of Common Stock then issuable upon exercise of the Warrants held by it on such record date would have been entitled to receive if such shares of Common Stock had been outstanding on such record date. In no event shall any adjustment to the Exercise Price be made in connection with any distribution described in this Section 4.6.

                  4.7 Determination of Consideration. For purposes of any computation respecting consideration received pursuant to Article 4 hereof, the following shall apply:

                  (a) in the case of the issuance of Common Stock for cash, the consideration shall be the net amount received by the Company after deduction of any underwriting commissions or concessions paid or allowed by the Company;

                  (b) in the case of the issuance of shares of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be the Fair Market Value thereof; and

                  (c) in the case of securities exercisable for, convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon exercise, conversion or exchange thereof (the consideration in each case shall be determined in the same manner as provided in clause (a) and (b) of this Section 4.7).

                  4.8 Fair Market Value. For the purposes of this Warrant, "Fair Market Value" means with respect to the Common Stock: (a) the average over the ten (10) trading days ending the day prior to the date for which such value is to be computed of the prices of the last trades, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or
(b) if the Common Stock is so quoted, but not traded, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (c) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Fair Market Value per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors. With respect to property, assets or securities other than Common Stock, the Fair Market Value of such property, assets or securities other than Common Stock shall be deemed to be the fair value as determined in good faith by the Board of Directors.

                  4.9 Other Provisions Applicable to Adjustments Under this
Section 4. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

                  (a) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) Record Date. In case the Company shall take a record of the holders of the Common Stock for any purpose requiring an adjustment hereunder, then all references in this Section 4 to the effective date for such adjustment shall be such record date.

                  (c) Fractional Interests. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Certain Limitations. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price hereunder shall be made, to the extent it would cause the Exercise Price to be less than the par value of the Common Stock, if any; provided that adjustments to the number of shares pursuant to Section 4.4 hereof shall be made based on the adjustment to the Exercise Price that would otherwise occur.

                  (f) Tax Adjustments. The Company, with Holder's consent, may make such reductions in the Exercise Price or increase in the number of Common Stock to be received by any Holder upon the exercise or exchange of this Warrant, in addition to those adjustments required by this Section 4, as it in its sole discretion shall determine to be advisable in order that any adjustment hereunder shall not be taxable to such holders.

                  (g) Certain Business Combinations. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), shall expressly agree to provide to each Holder the securities, cash or Other Property required by Section 4.5 hereof upon the exercise or exchange of this Warrant.

                  (h) Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2 hereof. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

                  (i) Independent Application. Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If any single transaction would require adjustment of the Exercise Price pursuant to more than one subsection of this Section 4, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

                  (j) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

5.       NO IMPAIRMENT

                  5.1 The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any regulatory body; including, without limitation, the Federal Communications Commission, franchising authorities, state public utility commissions, and other similar governmental entities, having jurisdiction over it as may be necessary to enable the Company to perform its obligations under this Warrant. The Company will take no action to increase the par value of the Common Stock.

                  5.2 The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Stock upon exercise of any Warrants, unless there is an effective registration statement with respect to such issuance.

6. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY; OBTAINING STOCK EXCHANGE LISTING

                  From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants in accordance with the terms hereof. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly authorized and issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all taxes, charges and liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any regulatory body or bodies having jurisdiction over such action; including, without limitation, the Federal Communications Commission and other similar governmental entities. The Company shall take all action which may be necessary so that the shares of Common Stock issuable upon exercise of the Warrants, will be listed on such principal securities exchanges, markets and automated quotation systems within the United States of America, if any, on which other shares of Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Common Stock is not listed on any principal securities or exchange or market within the United States of America and is designated a PORTAL security in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market, the Company will use its reasonable efforts to permit the shares of Common Stock issuable upon exercise of the Warrant to also be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market upon issuance thereof.

7.       NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

                  7.1 Notices of Corporate Actions. In the event of: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any sale, transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any action taken by the Company which would require an adjustment pursuant to Section 4 hereof, (d) any tender offer or exchange offer for shares of Common Stock or (e) any dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder of a Warrant in accordance with the provisions of Section 11.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable under the circumstances as determined in the reasonable judgment of an officer of the Company at least fifteen (15) days prior to any record date for such event or the date therein specified, and shall describe the material terms of the matter in question. In the event that the Company at any time sends any other notice to the holders of its Common Stock, including any proxy or information or other statute it shall concurrently send a copy of such notice to each Holder of a Warrant.

                  7.2 Taking of Record. In the case any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

                  7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company (and in such event, only after prior written notice in accordance with Section 7.1), close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                  7.4 No Rights as Stockholders. Except as provided herein, Holders shall have no rights as holders of Common Stock of the Company solely as a result of being the Beneficial Owner of a Warrant. Holders shall have no right to vote, consent or otherwise participate with respect to matters submitted to a vote of the stockholders of the Company.

8.       TRANSFER

                  The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

                  8.1 Restrictions on Transfer. Neither this Warrant nor any shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof. The Holder of this Warrant by its acceptance hereof agrees not to offer, sell or otherwise transfer this Warrant other than (a) to the Company or a subsidiary of the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any such offer, sale or transfer pursuant to clause
(c) to require the delivery of an Opinion of Counsel, certification and/or other information reasonably satisfactory to it; provided, that the Holder of this Warrant shall use commercially reasonable efforts not to Transfer this Warrant or any shares of Warrant Stock to a Person that would, after giving effect to such sale or transfer, not be a Permitted Transferee (and in the case of an arranged sale such Holder will not transfer securities to a Person that would not be a Permitted Transferee without the prior written consent of the Company). A "Permitted Transferee" is a Person (i) who is an Affiliate of the transferring Holder, (ii) a transferee to which the Company consents pursuant to the parenthetical in the forgoing sentence or (iii) who after giving effect to Transfer, would, together with its Affiliates and with any members of a group (within the meaning of Section l3(d)(3) of the Exchange Act) in which such Person or any of its Affiliates is a member, beneficially own securities representing (i) less than five percent (5%) of the aggregate number of votes which may be cast by holders of securities of the Company ordinarily having the power to vote for the election of directors of the Company and (ii) less than fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock. In connection with any Transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 8.1.


8.2      Restrictive Legends.

                  (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, in each case for so long as such Common Stock is Warrant Stock, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN THE WARRANT PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF SUCH WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

(b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

8.3 Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by Section 8.1 hereof upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 hereof shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 8.1 and 8.2 shall terminate as to this Warrant and any Restricted Common Stock, as herein provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing a legend in substantially the following form in place of the restrictive legend set forth hereon:

         "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTIONS 8.1 AND 8.2 HEREOF TERMINATED ON ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants and any Restricted Common Stock issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants and any Restricted Common Stock entitled to bear such legend shall have a similar legend endorsed thereon. Wherever the restrictions imposed by this
Section 8.3 shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a) hereof.

                  8.4 Nominees for Beneficial Owners. In the event that any Warrant Stock is held by a nominee for the Beneficial Owner thereof, the Beneficial Owner thereof may, at its election, be treated as the Holder of such Warrant Stock for purposes of any request or other action by any Holder or Holders of Warrant Stock pursuant to this Warrant or any determination of any number or percentage of shares of Warrant Stock held by any Holder or Holders of Warrant Stock contemplated by this Agreement. If the Beneficial Owner of any Warrant Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's Beneficial Ownership of such Warrant Stock; provided, however, that in no event shall there be "double-counting" of Warrants or Warrant Stock.

                  8.5 Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

9.       LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10.      OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 105 Carnegie Center, Princeton, NJ 08540. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

11.      REGISTRATION RIGHTS

                  Evergreen or its Permitted Transferees shall be entitled to the benefit of the registration rights set forth in the Registration Rights Agreement in respect of the Warrant Stock.

12.      MISCELLANEOUS

                  12.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

                  12.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) if to any Holder of this Warrant or holder of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

                  (b) if to the Company, at its Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

                  12.3 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  12.4 Remedies. Each holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

                  12.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, to the extent applicable, all holders of shares of Warrant Stock issued upon the exercise hereof (including permitted transferees), and shall be enforceable by any such holder.

                  12.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and Evergreen, or if Evergreen shall transfer all of its Warrants, Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of shares of Common Stock then purchasable upon exercise of all then outstanding Warrants, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the holder thereof.

                  12.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  12.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  12.9 GOVERNING LAW; JURISDICTION. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF COMMON STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer with effect from the date first set forth above.


                                    RCN CORPORATION



                                    By: /s/ Timothy J. Stoklosa
                                        ----------------------------------
                                        Name:   Timothy J. Stoklosa
                                        Title:  Executive Vice President

                                                                         ANNEX A

                                SUBSCRIPTION FORM

                [To be executed only upon an exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock or by surrender of ___________ Warrants pursuant to a Cashless Exercise in accordance with the terms of this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ________________________
and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned or _____________ whose address is
______________.


                                               _______________________________
                                               (Name of Registered Owner)

                                               _______________________________
                                               (Signature of Registered Owner)

                                               _______________________________
                                               (Street Address)

                                               _______________________________
                                               (City) (State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                         ANNEX B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


------------------------------------------ ------------------------------------
Name and Address of Assignee               Number of Shares of Common Stock
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------

and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated:___________________                        Print Name:___________________


                                                 Signature:_____________________


                                                 Witness:______________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT 4.7
                                                                     -----------
===============================================================================


                                    WARRANT

                          to Purchase Common Stock of


                                RCN Corporation


===============================================================================




                                                                 Warrant No. 7
                                             Original Issue Date: June 6, 2003


NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.




                                                                 Warrant No. 7


                                    WARRANT

                                RCN CORPORATION


         THIS IS TO CERTIFY THAT Evergreen Utility and Telecommunications Fund, a series of Evergreen Equity Trust, a Delaware Statutory Trust ("Evergreen"), is entitled, at any time from and after the Exercisability Date (such term, and certain other capitalized terms used herein being hereinafter defined) and prior to the Expiration Date, to purchase from RCN CORPORATION, a Delaware corporation (the "Company"), 150,000 fully paid and non-assessable shares of Common Stock (subject to adjustment as provided in Section 4 hereof), at the Exercise Price (subject to adjustment as provided in Section 4 hereof), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1. DEFINITIONS

         As used in this Warrant, the following terms have the respective meanings set forth below:

         "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling," and "controlled" have meanings correlative to the foregoing.

         "Beneficially Owned" or "Beneficial Owner" shall have the interpretation set forth in Rule 13d-3 under the Exchange Act.

         "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

         "Cashless Exercise" shall have the meaning set forth in Section 2.1(d) hereof.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

         "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of the Company, par value $1.00 per share, as constituted on the Original Issue Date, and any capital stock or Other Property or assets into which such Common Stock may thereafter be changed, and any other shares of stock of the Company now or hereafter designated, that have the right (subject to any prior rights of and not including any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount, and shall also include shares of common stock of any successor or acquiring corporation (as defined in Section 4.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5 hereof.

         "Designated Office" shall have the meaning set forth in Section 10 hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Exercisability Date" shall mean the later of (i) 90 days from the date hereof, (ii) such time after the expiration of the applicable waiting period in respect of any filing required to be made prior to the exercise of all or any portion of this Warrant under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) such time after all notices, approvals, consents or waivers, if any, that may be required by the Federal Communications Commission, franchising authorities, state public utility commissions and other similar governmental entities shall have been made or obtained, as applicable.

         "Exercise Date" shall have the meaning set forth in Section 2.1(a) hereof.

         "Exercise Notice" shall have the meaning set forth in Section 2.1(a) hereof.

         "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

         "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified $1.25 per share, as adjusted from time to time pursuant to Section 4 hereof.

         "Expiration Date" shall mean June 7, 2013.

         "Fair Market Value" shall have the meaning set forth in Section 4.8 hereof.

         "Holder" shall mean the Person in whose name the Warrant set forth herein is registered from time to time on the books of the Company maintained for such purpose.

         "Opinion of Counsel" means a written opinion of counsel (who may be an employee of a Holder) experienced in Securities Act matters chosen by the holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

         "Original Issue Date" shall mean the date on which the Original Warrants were issued, as set forth on the cover page of this Warrant.

         "Original Warrants" shall mean the Warrants originally issued by the Company on the Original Issue Date to Evergreen.

         "Other Property" shall have the meaning set forth in Section 4.5 hereof.

         "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated or unincorporated organization or association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of June 6, 2003, by and among Evergreen, the Company and the other parties thereto, as the same may be amended from time to time in accordance with its terms.

         "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.2(a) hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Subsidiary" means any corporation or association more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity.

         "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a "sale" thereof within the meaning of Section 5 of the Securities Act and the term "Transferable" shall have a meaning correlative to the foregoing.

         "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

         "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

         "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants until such time as such shares of Common Stock have either (i) been Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) been Transferred or become Transferable in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 thereunder with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction.

2. EXERCISE OF WARRANT

         2.1 Manner of Exercise.

         (a) From and after the Exercisability Date and until 5:00 P.M., New York City time, on the Expiration Date, the Holder may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (subject to adjustment pursuant to Section 4 hereof). In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at the Designated Office (as defined herein) a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date") by delivery of cash, a certified, cashiers' or official bank check or other check or wire transfer in the amount of such Warrant Price or through a Cashless Exercise. Such Exercise Notice shall be in the form of the subscription form attached as Annex A to this Warrant, duly executed by the Holder or its duly authorized agent or attorney.

         (b) Upon receipt of such Exercise Notice, Warrant and payment of the Warrant Price, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date; provided, however, that a Holder shall not be entitled to revoke, rescind or modify its Exercise Notice after such notice is delivered to the Company.

         (c) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical with this Warrant.

         (d) Subject to compliance with this subsection (d), a Holder shall have the right to exercise its Warrants without any payment in cash or by check or wire transfer (a "Cashless Exercise") by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to the Warrant Price such that the number of shares of Common Stock to be issued to such Holder would be equal to a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock calculated as of the Exercise Date, and
(ii) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock in respect of which such Warrants are then being exercised by such Holder times (y) the Fair Market Value described in clause
(i) above minus the Exercise Price then in effect.

         2.2 No Liens. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all taxes, liens and other charges (other than any created by actions of the Holder).

         2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant and, in lieu thereof, the Company shall pay a cash adjustment in respect of a fractional share in an amount equal to the same fraction of the Fair Market Value of one share of Common Stock on the Exercise Date.

         2.4 Continued Validity and Application. A holder of shares of Warrant Stock issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (other than a transferee in whose hands such shares no longer constitute Warrant Stock as defined herein), shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such holder by the terms of this Warrant.

3. TRANSFER, DIVISION AND COMBINATION

         3.1 Transfer. Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form attached as Annex B to this Warrant, duly executed by the Holder or its duly authorized agent or attorney. Upon such surrender and delivery, the Company shall, subject to Section 8 hereof, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor(s) one or more new Warrant(s) evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 8 hereof, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

         3.2 Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the name(s) and denomination(s) in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         3.3 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued under this Section 3.

         3.4 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4. ANTIDILUTION PROVISIONS

         The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

         4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

         (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

         (b) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

         (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Exercise Price shall be adjusted to equal the product of (i) the Exercise Price in effect immediately prior to such event multiplied by (ii) a fraction, (x) the numerator of which shall be equal to the number of shares of Common Stock outstanding immediately prior to the adjustment, and (y) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur.

         4.2 Adjustments for Issuances of Common Stock Issuances or Securities Convertible into Common Stock. If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "Board of Directors"), (b) as consideration for the acquisition of a business or of assets, (c) in a firmly committed underwritten public offering, (d) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (e) upon conversion of any shares of any series of preferred stock, (f) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other sections of this Section 4 or (g) the issuance of which did not require adjustments hereunder as a result of the application of Section 4.6 hereof) for a consideration per share less than Fair Market Value per share on the date the Company fixes the offering price, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Fair Market Value per share of Common Stock on the date of issuance of such securities, the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Fair Market Value in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the Fair Market Value of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

         4.3 Adjustments for Other Distributions. If at any time the Company distributed to all holders of any class of Common Stock any of its assets, property or debt, securities or other capital stock (or any rights or warrants to purchase any of the foregoing) (in each case, other than (a) dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 4 hereof or for which an adjustment hereunder is not required as a result of the application of Section 4.6 hereof or (b) cash dividends or distributions paid from the Company's retained earnings as shown on the Company's books prepared in accordance with generally accepted accounting principals; provided in each case that the Company complies with the notice provisions contained in Section 7.1 hereof) the Exercise Price to be in effect after the record date for the determination of stockholders entitled to receive such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive the distribution, and (ii) the numerator of which shall be (x) the Fair Market Value per share of Common Stock on the record date minus (y) the fair market value as determined in good faith by the Board of Directors of the portion of the assets, property or debt, securities or other capital stock to be distributed which is applicable to one share of Common Stock. Such adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date.

         4.4 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 4, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         4.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (a) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (b) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective Fair Market Values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors of the Company and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this
Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

         4.6 Rights Issuances. If the Company shall distribute any rights, options or warrants to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock, then concurrently therewith the Company shall distribute to each Holder on the record date for the determination of stockholders entitled to receive such distribution that number of rights, options or warrants to which the shares of Common Stock then issuable upon exercise of the Warrants held by it on such record date would have been entitled to receive if such shares of Common Stock had been outstanding on such record date. In no event shall any adjustment to the Exercise Price be made in connection with any distribution described in this
Section 4.6.

         4.7 Determination of Consideration. For purposes of any computation respecting consideration received pursuant to Article 4 hereof, the following shall apply:

         (a) in the case of the issuance of Common Stock for cash, the consideration shall be the net amount received by the Company after deduction of any underwriting commissions or concessions paid or allowed by the Company;

         (b) in the case of the issuance of shares of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be the Fair Market Value thereof; and

         (c) in the case of securities exercisable for, convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon exercise, conversion or exchange thereof (the consideration in each case shall be determined in the same manner as provided in clause (a) and (b) of this Section 4.7).

         4.8 Fair Market Value. For the purposes of this Warrant, "Fair Market Value" means with respect to the Common Stock: (a) the average over the ten
(10) trading days ending the day prior to the date for which such value is to be computed of the prices of the last trades, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (b) if the Common Stock is so quoted, but not traded, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (c) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Fair Market Value per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors. With respect to property, assets or securities other than Common Stock, the Fair Market Value of such property, assets or securities other than Common Stock shall be deemed to be the fair value as determined in good faith by the Board of Directors.

         4.9 Other Provisions Applicable to Adjustments Under this Section 4. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

         (a) When Adjustments to Be Made. The adjustments required by this
Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (b) Record Date. In case the Company shall take a record of the holders of the Common Stock for any purpose requiring an adjustment hereunder, then all references in this Section 4 to the effective date for such adjustment shall be such record date.

         (c) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

         (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (e) Certain Limitations. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price hereunder shall be made, to the extent it would cause the Exercise Price to be less than the par value of the Common Stock, if any; provided that adjustments to the number of shares pursuant to Section 4.4 hereof shall be made based on the adjustment to the Exercise Price that would otherwise occur.

         (f) Tax Adjustments. The Company, with Holder's consent, may make such reductions in the Exercise Price or increase in the number of Common Stock to be received by any Holder upon the exercise or exchange of this Warrant, in addition to those adjustments required by this Section 4, as it in its sole discretion shall determine to be advisable in order that any adjustment hereunder shall not be taxable to such holders.

         (g) Certain Business Combinations. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), shall expressly agree to provide to each Holder the securities, cash or Other Property required by
Section 4.5 hereof upon the exercise or exchange of this Warrant.

         (h) Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2 hereof. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

         (i) Independent Application. Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If any single transaction would require adjustment of the Exercise Price pursuant to more than one subsection of this
Section 4, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

         (j) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

5. NO IMPAIRMENT

         5.1 The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any regulatory body; including, without limitation, the Federal Communications Commission, franchising authorities, state public utility commissions, and other similar governmental entities, having jurisdiction over it as may be necessary to enable the Company to perform its obligations under this Warrant. The Company will take no action to increase the par value of the Common Stock.

         5.2 The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Stock upon exercise of any Warrants, unless there is an effective registration statement with respect to such issuance.

6. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY; OBTAINING STOCK EXCHANGE LISTING

         From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants in accordance with the terms hereof. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly authorized and issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all taxes, charges and liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any regulatory body or bodies having jurisdiction over such action; including, without limitation, the Federal Communications Commission and other similar governmental entities. The Company shall take all action which may be necessary so that the shares of Common Stock issuable upon exercise of the Warrants, will be listed on such principal securities exchanges, markets and automated quotation systems within the United States of America, if any, on which other shares of Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Common Stock is not listed on any principal securities or exchange or market within the United States of America and is designated a PORTAL security in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market, the Company will use its reasonable efforts to permit the shares of Common Stock issuable upon exercise of the Warrant to also be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market upon issuance thereof.

7. NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

         7.1 Notices of Corporate Actions. In the event of: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any sale, transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any action taken by the Company which would require an adjustment pursuant to Section 4 hereof, (d) any tender offer or exchange offer for shares of Common Stock or (e) any dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder of a Warrant in accordance with the provisions of Section 11.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable under the circumstances as determined in the reasonable judgment of an officer of the Company at least fifteen (15) days prior to any record date for such event or the date therein specified, and shall describe the material terms of the matter in question. In the event that the Company at any time sends any other notice to the holders of its Common Stock, including any proxy or information or other statute it shall concurrently send a copy of such notice to each Holder of a Warrant.

         7.2 Taking of Record. In the case any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

         7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company (and in such event, only after prior written notice in accordance with Section 7.1), close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

         7.4 No Rights as Stockholders. Except as provided herein, Holders shall have no rights as holders of Common Stock of the Company solely as a result of being the Beneficial Owner of a Warrant. Holders shall have no right to vote, consent or otherwise participate with respect to matters submitted to a vote of the stockholders of the Company.

8. TRANSFER

         The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

         8.1 Restrictions on Transfer. Neither this Warrant nor any shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof. The Holder of this Warrant by its acceptance hereof agrees not to offer, sell or otherwise transfer this Warrant other than (a) to the Company or a subsidiary of the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any such offer, sale or transfer pursuant to clause (c) to require the delivery of an Opinion of Counsel, certification and/or other information reasonably satisfactory to it; provided, that the Holder of this Warrant shall use commercially reasonable efforts not to Transfer this Warrant or any shares of Warrant Stock to a Person that would, after giving effect to such sale or transfer, not be a Permitted Transferee (and in the case of an arranged sale such Holder will not transfer securities to a Person that would not be a Permitted Transferee without the prior written consent of the Company). A "Permitted Transferee" is a Person (i) who is an Affiliate of the transferring Holder, (ii) a transferee to which the Company consents pursuant to the parenthetical in the forgoing sentence or (iii) who after giving effect to Transfer, would, together with its Affiliates and with any members of a group (within the meaning of Section l3(d)(3) of the Exchange Act) in which such Person or any of its Affiliates is a member, beneficially own securities representing (i) less than five percent (5%) of the aggregate number of votes which may be cast by holders of securities of the Company ordinarily having the power to vote for the election of directors of the Company and (ii) less than fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock. In connection with any Transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this
Section 8.1.

         8.2 Restrictive Legends.

         (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, in each case for so long as such Common Stock is Warrant Stock, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

           "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN THE WARRANT PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF SUCH WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

         (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

           "NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

         8.3 Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by Section 8.1 hereof upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 hereof shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 8.1 and 8.2 shall terminate as to this Warrant and any Restricted Common Stock, as herein provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing a legend in substantially the following form in place of the restrictive legend set forth hereon:

           "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTIONS 8.1 AND 8.2 HEREOF TERMINATED ON
           ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants and any Restricted Common Stock issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants and any Restricted Common Stock entitled to bear such legend shall have a similar legend endorsed thereon. Wherever the restrictions imposed by this Section 8.3 shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a) hereof.

         8.4 Nominees for Beneficial Owners. In the event that any Warrant Stock is held by a nominee for the Beneficial Owner thereof, the Beneficial Owner thereof may, at its election, be treated as the Holder of such Warrant Stock for purposes of any request or other action by any Holder or Holders of Warrant Stock pursuant to this Warrant or any determination of any number or percentage of shares of Warrant Stock held by any Holder or Holders of Warrant Stock contemplated by this Agreement. If the Beneficial Owner of any Warrant Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's Beneficial Ownership of such Warrant Stock; provided, however, that in no event shall there be "double-counting" of Warrants or Warrant Stock.

         8.5 Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

9. LOSS OR MUTILATION

         Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10. OFFICE OF THE COMPANY

         As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 105 Carnegie Center, Princeton, NJ 08540. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

11. REGISTRATION RIGHTS

         Evergreen or its Permitted Transferees shall be entitled to the benefit of the registration rights set forth in the Registration Rights Agreement in respect of the Warrant Stock.

12. MISCELLANEOUS

         12.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

         12.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (a) if to any Holder of this Warrant or holder of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

         (b) if to the Company, at its Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

         12.3 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         12.4 Remedies. Each holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

         12.5 Successors and Assigns. Subject to the provisions of Sections
3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, to the extent applicable, all holders of shares of Warrant Stock issued upon the exercise hereof (including permitted transferees), and shall be enforceable by any such holder.

         12.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and Evergreen, or if Evergreen shall transfer all of its Warrants, Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of shares of Common Stock then purchasable upon exercise of all then outstanding Warrants, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the holder thereof.

         12.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         12.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         12.9 GOVERNING LAW; JURISDICTION. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF COMMON STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer with effect from the date first set forth above.


                                         RCN CORPORATION


                                         By: /s/ Timothy J. Stoklosa
                                             --------------------------------
                                            Name:  Timothy J. Stoklosa
                                            Title: Executive Vice President

                                                                       ANNEX A

                               SUBSCRIPTION FORM

               [To be executed only upon an exercise of Warrant]


         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock or by surrender of ___________ Warrants pursuant to a Cashless Exercise in accordance with the terms of this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned or _____________ whose address is ______________.


                                              _______________________________
                                              (Name of Registered Owner)

                                              _______________________________
                                              (Signature of Registered Owner)

                                              _______________________________
                                              (Street Address)

                                              _______________________________
                                              (City)    (State)   (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                       ANNEX B

                                ASSIGNMENT FORM


         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


-------------------------------------------------------------------------------
Name and Address of Assignee                  Number of Shares of Common Stock
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of the Company maintained for the purpose, with full power of substitution in the premises.


Dated:___________________                 Print Name:___________________


                                          Signature:_____________________


                                          Witness:______________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT 4.8
                                                                     -----------
================================================================================

                                     WARRANT

                           to Purchase Common Stock of


                                 RCN Corporation


================================================================================


                                               Warrant No. 8
                                               Original Issue Date: June 6, 2003

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                                                                   Warrant No. 8

                                     WARRANT

                                 RCN CORPORATION

                  THIS IS TO CERTIFY THAT Sentinel Capital Markets Income Fund, a series of Sentinel Group Funds, Inc., a Maryland Corporation ("Evergreen"), is entitled, at any time from and after the Exercisability Date (such term, and certain other capitalized terms used herein being hereinafter defined) and prior to the Expiration Date, to purchase from RCN CORPORATION, a Delaware corporation (the "Company"), 20,000 fully paid and non-assessable shares of Common Stock (subject to adjustment as provided in Section 4 hereof), at the Exercise Price (subject to adjustment as provided in Section 4 hereof), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling," and "controlled" have meanings correlative to the foregoing.

                  "Beneficially Owned" or "Beneficial Owner" shall have the interpretation set forth in Rule 13d-3 under the Exchange Act.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Cashless Exercise" shall have the meaning set forth in
Section 2.1(d) hereof.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of the Company, par value $1.00 per share, as constituted on the Original Issue Date, and any capital stock or Other Property or assets into which such Common Stock may thereafter be changed, and any other shares of stock of the Company now or hereafter designated, that have the right (subject to any prior rights of and not including any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount, and shall also include shares of common stock of any successor or acquiring corporation (as defined in Section
4.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5 hereof.

                  "Designated Office" shall have the meaning set forth in
Section 10 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Exercisability Date" shall mean the later of (i) 90 days from the date hereof, (ii) such time after the expiration of the applicable waiting period in respect of any filing required to be made prior to the exercise of all or any portion of this Warrant under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) such time after all notices, approvals, consents or waivers, if any, that may be required by the Federal Communications Commission, franchising authorities, state public utility commissions and other similar governmental entities shall have been made or obtained, as applicable.

                  "Exercise Date" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Notice" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

                  "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified $1.25 per share, as adjusted from time to time pursuant to Section 4 hereof.

                  "Expiration Date" shall mean June 7, 2013.

                  "Fair Market Value" shall have the meaning set forth in
Section 4.8 hereof.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered from time to time on the books of the Company maintained for such purpose.

                  "Opinion of Counsel" means a written opinion of counsel (who may be an employee of a Holder) experienced in Securities Act matters chosen by the holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

                  "Original Issue Date" shall mean the date on which the Original Warrants were issued, as set forth on the cover page of this Warrant.

                  "Original Warrants" shall mean the Warrants originally issued by the Company on the Original Issue Date to Evergreen.

                  "Other Property" shall have the meaning set forth in Section
4.5 hereof.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated or unincorporated organization or association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of June 6, 2003, by and among Evergreen, the Company and the other parties thereto, as the same may be amended from time to time in accordance with its terms.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.2(a) hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Subsidiary" means any corporation or association more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a "sale" thereof within the meaning of Section 5 of the Securities Act and the term "Transferable" shall have a meaning correlative to the foregoing.

                  "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

                  "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants until such time as such shares of Common Stock have either (i) been Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) been Transferred or become Transferable in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 thereunder with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction.

2.       EXERCISE OF WARRANT

                  2.1 Manner of Exercise.

                  (a) From and after the Exercisability Date and until 5:00 P.M., New York City time, on the Expiration Date, the Holder may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (subject to adjustment pursuant to Section 4 hereof). In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at the Designated Office (as defined herein) a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date") by delivery of cash, a certified, cashiers' or official bank check or other check or wire transfer in the amount of such Warrant Price or through a Cashless Exercise. Such Exercise Notice shall be in the form of the subscription form attached as Annex A to this Warrant, duly executed by the Holder or its duly authorized agent or attorney.

                  (b) Upon receipt of such Exercise Notice, Warrant and payment of the Warrant Price, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date; provided, however, that a Holder shall not be entitled to revoke, rescind or modify its Exercise Notice after such notice is delivered to the Company.

                  (c) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical with this Warrant.

                  (d) Subject to compliance with this subsection (d), a Holder shall have the right to exercise its Warrants without any payment in cash or by check or wire transfer (a "Cashless Exercise") by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to the Warrant Price such that the number of shares of Common Stock to be issued to such Holder would be equal to a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock calculated as of the Exercise Date, and (ii) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock in respect of which such Warrants are then being exercised by such Holder times (y) the Fair Market Value described in clause (i) above minus the Exercise Price then in effect.

                  2.2 No Liens. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all taxes, liens and other charges (other than any created by actions of the Holder).

                  2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant and, in lieu thereof, the Company shall pay a cash adjustment in respect of a fractional share in an amount equal to the same fraction of the Fair Market Value of one share of Common Stock on the Exercise Date.

                  2.4 Continued Validity and Application. A holder of shares of Warrant Stock issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (other than a transferee in whose hands such shares no longer constitute Warrant Stock as defined herein), shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such holder by the terms of this Warrant.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1 Transfer. Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form attached as Annex B to this Warrant, duly executed by the Holder or its duly authorized agent or attorney. Upon such surrender and delivery, the Company shall, subject to Section 8 hereof, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor(s) one or more new Warrant(s) evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 8 hereof, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2 Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the name(s) and denomination(s) in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued under this
Section 3.

                  3.4 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4.       ANTIDILUTION PROVISIONS

                  The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

                  4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

                  (b) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Exercise Price shall be adjusted to equal the product of (i) the Exercise Price in effect immediately prior to such event multiplied by (ii) a fraction, (x) the numerator of which shall be equal to the number of shares of Common Stock outstanding immediately prior to the adjustment, and (y) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur.

                  4.2 Adjustments for Issuances of Common Stock Issuances or Securities Convertible into Common Stock. If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "Board of Directors"), (b) as consideration for the acquisition of a business or of assets, (c) in a firmly committed underwritten public offering, (d) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (e) upon conversion of any shares of any series of preferred stock, (f) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other sections of this Section 4 or (g) the issuance of which did not require adjustments hereunder as a result of the application of
Section 4.6 hereof) for a consideration per share less than Fair Market Value per share on the date the Company fixes the offering price, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Fair Market Value per share of Common Stock on the date of issuance of such securities, the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Fair Market Value in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the Fair Market Value of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

                  4.3 Adjustments for Other Distributions. If at any time the Company distributed to all holders of any class of Common Stock any of its assets, property or debt, securities or other capital stock (or any rights or warrants to purchase any of the foregoing) (in each case, other than (a) dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 4 hereof or for which an adjustment hereunder is not required as a result of the application of Section 4.6 hereof or (b) cash dividends or distributions paid from the Company's retained earnings as shown on the Company's books prepared in accordance with generally accepted accounting principals; provided in each case that the Company complies with the notice provisions contained in Section 7.1 hereof) the Exercise Price to be in effect after the record date for the determination of stockholders entitled to receive such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive the distribution, and (ii) the numerator of which shall be (x) the Fair Market Value per share of Common Stock on the record date minus (y) the fair market value as determined in good faith by the Board of Directors of the portion of the assets, property or debt, securities or other capital stock to be distributed which is applicable to one share of Common Stock. Such adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date.

                  4.4 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 4, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  4.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (a) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (b) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective Fair Market Values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors of the Company and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

                  4.6 Rights Issuances. If the Company shall distribute any rights, options or warrants to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock, then concurrently therewith the Company shall distribute to each Holder on the record date for the determination of stockholders entitled to receive such distribution that number of rights, options or warrants to which the shares of Common Stock then issuable upon exercise of the Warrants held by it on such record date would have been entitled to receive if such shares of Common Stock had been outstanding on such record date. In no event shall any adjustment to the Exercise Price be made in connection with any distribution described in this Section 4.6.

                  4.7 Determination of Consideration. For purposes of any computation respecting consideration received pursuant to Article 4 hereof, the following shall apply:

                  (a) in the case of the issuance of Common Stock for cash, the consideration shall be the net amount received by the Company after deduction of any underwriting commissions or concessions paid or allowed by the Company;

                  (b) in the case of the issuance of shares of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be the Fair Market Value thereof; and

                  (c) in the case of securities exercisable for, convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon exercise, conversion or exchange thereof (the consideration in each case shall be determined in the same manner as provided in clause (a) and (b) of this Section 4.7).

                  4.8 Fair Market Value. For the purposes of this Warrant, "Fair Market Value" means with respect to the Common Stock: (a) the average over the ten (10) trading days ending the day prior to the date for which such value is to be computed of the prices of the last trades, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or
(b) if the Common Stock is so quoted, but not traded, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (c) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Fair Market Value per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors. With respect to property, assets or securities other than Common Stock, the Fair Market Value of such property, assets or securities other than Common Stock shall be deemed to be the fair value as determined in good faith by the Board of Directors.

                  4.9 Other Provisions Applicable to Adjustments Under this
Section 4. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

                  (a) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) Record Date. In case the Company shall take a record of the holders of the Common Stock for any purpose requiring an adjustment hereunder, then all references in this Section 4 to the effective date for such adjustment shall be such record date.

                  (c) Fractional Interests. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Certain Limitations. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price hereunder shall be made, to the extent it would cause the Exercise Price to be less than the par value of the Common Stock, if any; provided that adjustments to the number of shares pursuant to Section 4.4 hereof shall be made based on the adjustment to the Exercise Price that would otherwise occur.

                  (f) Tax Adjustments. The Company, with Holder's consent, may make such reductions in the Exercise Price or increase in the number of Common Stock to be received by any Holder upon the exercise or exchange of this Warrant, in addition to those adjustments required by this Section 4, as it in its sole discretion shall determine to be advisable in order that any adjustment hereunder shall not be taxable to such holders.

                  (g) Certain Business Combinations. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), shall expressly agree to provide to each Holder the securities, cash or Other Property required by Section 4.5 hereof upon the exercise or exchange of this Warrant.

                  (h) Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2 hereof. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

                  (i) Independent Application. Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If any single transaction would require adjustment of the Exercise Price pursuant to more than one subsection of this Section 4, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

                  (j) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

5.       NO IMPAIRMENT

                  5.1 The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any regulatory body; including, without limitation, the Federal Communications Commission, franchising authorities, state public utility commissions, and other similar governmental entities, having jurisdiction over it as may be necessary to enable the Company to perform its obligations under this Warrant. The Company will take no action to increase the par value of the Common Stock.

                  5.2 The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Stock upon exercise of any Warrants, unless there is an effective registration statement with respect to such issuance.

6. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY; OBTAINING STOCK EXCHANGE LISTING

                  From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants in accordance with the terms hereof. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly authorized and issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all taxes, charges and liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any regulatory body or bodies having jurisdiction over such action; including, without limitation, the Federal Communications Commission and other similar governmental entities. The Company shall take all action which may be necessary so that the shares of Common Stock issuable upon exercise of the Warrants, will be listed on such principal securities exchanges, markets and automated quotation systems within the United States of America, if any, on which other shares of Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Common Stock is not listed on any principal securities or exchange or market within the United States of America and is designated a PORTAL security in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market, the Company will use its reasonable efforts to permit the shares of Common Stock issuable upon exercise of the Warrant to also be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market upon issuance thereof.

7.       NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

                  7.1 Notices of Corporate Actions. In the event of: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any sale, transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any action taken by the Company which would require an adjustment pursuant to Section 4 hereof, (d) any tender offer or exchange offer for shares of Common Stock or (e) any dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder of a Warrant in accordance with the provisions of Section 11.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable under the circumstances as determined in the reasonable judgment of an officer of the Company at least fifteen (15) days prior to any record date for such event or the date therein specified, and shall describe the material terms of the matter in question. In the event that the Company at any time sends any other notice to the holders of its Common Stock, including any proxy or information or other statute it shall concurrently send a copy of such notice to each Holder of a Warrant.

                  7.2 Taking of Record. In the case any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

                  7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company (and in such event, only after prior written notice in accordance with Section 7.1), close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

7.4 No Rights as Stockholders. Except as provided herein, Holders shall have no rights as holders of Common Stock of the Company solely as a result of being the Beneficial Owner of a Warrant. Holders shall have no right to vote, consent or otherwise participate with respect to matters submitted to a vote of the stockholders of the Company.

8.       TRANSFER

                  The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

                  8.1 Restrictions on Transfer. Neither this Warrant nor any shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof. The Holder of this Warrant by its acceptance hereof agrees not to offer, sell or otherwise transfer this Warrant other than (a) to the Company or a subsidiary of the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any such offer, sale or transfer pursuant to clause
(c) to require the delivery of an Opinion of Counsel, certification and/or other information reasonably satisfactory to it; provided, that the Holder of this Warrant shall use commercially reasonable efforts not to Transfer this Warrant or any shares of Warrant Stock to a Person that would, after giving effect to such sale or transfer, not be a Permitted Transferee (and in the case of an arranged sale such Holder will not transfer securities to a Person that would not be a Permitted Transferee without the prior written consent of the Company). A "Permitted Transferee" is a Person (i) who is an Affiliate of the transferring Holder, (ii) a transferee to which the Company consents pursuant to the parenthetical in the forgoing sentence or (iii) who after giving effect to Transfer, would, together with its Affiliates and with any members of a group (within the meaning of Section l3(d)(3) of the Exchange Act) in which such Person or any of its Affiliates is a member, beneficially own securities representing (i) less than five percent (5%) of the aggregate number of votes which may be cast by holders of securities of the Company ordinarily having the power to vote for the election of directors of the Company and (ii) less than fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock. In connection with any Transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 8.1.


                  8.2 Restrictive Legends.

                  (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, in each case for so long as such Common Stock is Warrant Stock, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN THE WARRANT PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF SUCH WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

                  (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  8.3 Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by Section 8.1 hereof upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 hereof shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 8.1 and 8.2 shall terminate as to this Warrant and any Restricted Common Stock, as herein provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing a legend in substantially the following form in place of the restrictive legend set forth hereon:

         "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTIONS 8.1 AND 8.2 HEREOF TERMINATED ON ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants and any Restricted Common Stock issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants and any Restricted Common Stock entitled to bear such legend shall have a similar legend endorsed thereon. Wherever the restrictions imposed by this
Section 8.3 shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a) hereof.

                  8.4 Nominees for Beneficial Owners. In the event that any Warrant Stock is held by a nominee for the Beneficial Owner thereof, the Beneficial Owner thereof may, at its election, be treated as the Holder of such Warrant Stock for purposes of any request or other action by any Holder or Holders of Warrant Stock pursuant to this Warrant or any determination of any number or percentage of shares of Warrant Stock held by any Holder or Holders of Warrant Stock contemplated by this Agreement. If the Beneficial Owner of any Warrant Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's Beneficial Ownership of such Warrant Stock; provided, however, that in no event shall there be "double-counting" of Warrants or Warrant Stock.

                  8.5 Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

9.       LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10.      OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 105 Carnegie Center, Princeton, NJ 08540. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

11.      REGISTRATION RIGHTS

                  Evergreen or its Permitted Transferees shall be entitled to the benefit of the registration rights set forth in the Registration Rights Agreement in respect of the Warrant Stock.

12.      MISCELLANEOUS

                  12.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

                  12.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) if to any Holder of this Warrant or holder of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

                  (b) if to the Company, at its Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

                  12.3 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  12.4 Remedies. Each holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

                  12.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, to the extent applicable, all holders of shares of Warrant Stock issued upon the exercise hereof (including permitted transferees), and shall be enforceable by any such holder.

                  12.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and Evergreen, or if Evergreen shall transfer all of its Warrants, Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of shares of Common Stock then purchasable upon exercise of all then outstanding Warrants, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the holder thereof.

                  12.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  12.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  12.9 GOVERNING LAW; JURISDICTION. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF COMMON STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer with effect from the date first set forth above.


                                         RCN CORPORATION



                                         By: /s/ Timothy J. Stoklosa
                                             ---------------------------------
                                             Name:  Timothy J. Stoklosa
                                             Title: Executive Vice President

                                                                         ANNEX A

                                SUBSCRIPTION FORM

                        [To be executed only upon an exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock or by surrender of ___________ Warrants pursuant to a Cashless Exercise in accordance with the terms of this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ________________________
and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned or _____________ whose address is
______________.


                                              _______________________________
                                              (Name of Registered Owner)

                                              _______________________________
                                              (Signature of Registered Owner)

                                              _______________________________
                                              (Street Address)

                                              _______________________________
                                              (City) (State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                         ANNEX B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


------------------------------------------ ------------------------------------
Name and Address of Assignee               Number of Shares of Common Stock
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------

and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated:___________________           Print Name:___________________


                                    Signature:_____________________


                                    Witness:______________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT 4.9
                                                                     -----------
================================================================================

                                     WARRANT

                           to Purchase Common Stock of


                                 RCN Corporation


================================================================================


                                              Warrant No. 9
                                              Original Issue Date: June 6, 2003

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                                                                  Warrant No. 9

                                     WARRANT

                                 RCN CORPORATION

                  THIS IS TO CERTIFY THAT Sentinel High Yield Bond Fund, a series of Sentinel Group Funds, Inc., a Maryland Corporation ("Evergreen"), is entitled, at any time from and after the Exercisability Date (such term, and certain other capitalized terms used herein being hereinafter defined) and prior to the Expiration Date, to purchase from RCN CORPORATION, a Delaware corporation (the "Company"), 150,000 fully paid and non-assessable shares of Common Stock (subject to adjustment as provided in Section 4 hereof), at the Exercise Price (subject to adjustment as provided in Section 4 hereof), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling," and "controlled" have meanings correlative to the foregoing.

                  "Beneficially Owned" or "Beneficial Owner" shall have the interpretation set forth in Rule 13d-3 under the Exchange Act.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Cashless Exercise" shall have the meaning set forth in
Section 2.1(d) hereof.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of the Company, par value $1.00 per share, as constituted on the Original Issue Date, and any capital stock or Other Property or assets into which such Common Stock may thereafter be changed, and any other shares of stock of the Company now or hereafter designated, that have the right (subject to any prior rights of and not including any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount, and shall also include shares of common stock of any successor or acquiring corporation (as defined in Section
4.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5 hereof.

                  "Designated Office" shall have the meaning set forth in
Section 10 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Exercisability Date" shall mean the later of (i) 90 days from the date hereof, (ii) such time after the expiration of the applicable waiting period in respect of any filing required to be made prior to the exercise of all or any portion of this Warrant under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) such time after all notices, approvals, consents or waivers, if any, that may be required by the Federal Communications Commission, franchising authorities, state public utility commissions and other similar governmental entities shall have been made or obtained, as applicable.

                  "Exercise Date" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Notice" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

                  "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified $1.25 per share, as adjusted from time to time pursuant to Section 4 hereof.

                  "Expiration Date" shall mean June 7, 2013.

                  "Fair Market Value" shall have the meaning set forth in
Section 4.8 hereof.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered from time to time on the books of the Company maintained for such purpose.

                  "Opinion of Counsel" means a written opinion of counsel (who may be an employee of a Holder) experienced in Securities Act matters chosen by the holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

                  "Original Issue Date" shall mean the date on which the Original Warrants were issued, as set forth on the cover page of this Warrant.

                  "Original Warrants" shall mean the Warrants originally issued by the Company on the Original Issue Date to Evergreen.

                  "Other Property" shall have the meaning set forth in Section
4.5 hereof.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated or unincorporated organization or association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of June 6, 2003, by and among Evergreen, the Company and the other parties thereto, as the same may be amended from time to time in accordance with its terms.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.2(a) hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Subsidiary" means any corporation or association more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a "sale" thereof within the meaning of Section 5 of the Securities Act and the term "Transferable" shall have a meaning correlative to the foregoing.

                  "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

                  "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants until such time as such shares of Common Stock have either (i) been Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) been Transferred or become Transferable in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 thereunder with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction.

2.       EXERCISE OF WARRANT

                  2.1 Manner of Exercise.

                  (a) From and after the Exercisability Date and until 5:00 P.M., New York City time, on the Expiration Date, the Holder may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (subject to adjustment pursuant to Section 4 hereof). In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at the Designated Office (as defined herein) a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date") by delivery of cash, a certified, cashiers' or official bank check or other check or wire transfer in the amount of such Warrant Price or through a Cashless Exercise. Such Exercise Notice shall be in the form of the subscription form attached as Annex A to this Warrant, duly executed by the Holder or its duly authorized agent or attorney.

                  (b) Upon receipt of such Exercise Notice, Warrant and payment of the Warrant Price, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date; provided, however, that a Holder shall not be entitled to revoke, rescind or modify its Exercise Notice after such notice is delivered to the Company.

                  (c) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical with this Warrant.

                  (d) Subject to compliance with this subsection (d), a Holder shall have the right to exercise its Warrants without any payment in cash or by check or wire transfer (a "Cashless Exercise") by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to the Warrant Price such that the number of shares of Common Stock to be issued to such Holder would be equal to a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock calculated as of the Exercise Date, and (ii) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock in respect of which such Warrants are then being exercised by such Holder times (y) the Fair Market Value described in clause (i) above minus the Exercise Price then in effect.

                  2.2 No Liens. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all taxes, liens and other charges (other than any created by actions of the Holder).

                  2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant and, in lieu thereof, the Company shall pay a cash adjustment in respect of a fractional share in an amount equal to the same fraction of the Fair Market Value of one share of Common Stock on the Exercise Date.

                  2.4 Continued Validity and Application. A holder of shares of Warrant Stock issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (other than a transferee in whose hands such shares no longer constitute Warrant Stock as defined herein), shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such holder by the terms of this Warrant.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1 Transfer. Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form attached as Annex B to this Warrant, duly executed by the Holder or its duly authorized agent or attorney. Upon such surrender and delivery, the Company shall, subject to Section 8 hereof, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor(s) one or more new Warrant(s) evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 8 hereof, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2 Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the name(s) and denomination(s) in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued under this
Section 3.

                  3.4 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4.       ANTIDILUTION PROVISIONS

                  The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

                  4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

                  (b) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Exercise Price shall be adjusted to equal the product of (i) the Exercise Price in effect immediately prior to such event multiplied by (ii) a fraction, (x) the numerator of which shall be equal to the number of shares of Common Stock outstanding immediately prior to the adjustment, and (y) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur.

                  4.2 Adjustments for Issuances of Common Stock Issuances or Securities Convertible into Common Stock. If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "Board of Directors"), (b) as consideration for the acquisition of a business or of assets, (c) in a firmly committed underwritten public offering, (d) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (e) upon conversion of any shares of any series of preferred stock, (f) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other sections of this Section 4 or (g) the issuance of which did not require adjustments hereunder as a result of the application of
Section 4.6 hereof) for a consideration per share less than Fair Market Value per share on the date the Company fixes the offering price, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Fair Market Value per share of Common Stock on the date of issuance of such securities, the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Fair Market Value in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the Fair Market Value of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

                  4.3 Adjustments for Other Distributions. If at any time the Company distributed to all holders of any class of Common Stock any of its assets, property or debt, securities or other capital stock (or any rights or warrants to purchase any of the foregoing) (in each case, other than (a) dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 4 hereof or for which an adjustment hereunder is not required as a result of the application of Section 4.6 hereof or (b) cash dividends or distributions paid from the Company's retained earnings as shown on the Company's books prepared in accordance with generally accepted accounting principals; provided in each case that the Company complies with the notice provisions contained in Section 7.1 hereof) the Exercise Price to be in effect after the record date for the determination of stockholders entitled to receive such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (i) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive the distribution, and (ii) the numerator of which shall be (x) the Fair Market Value per share of Common Stock on the record date minus (y) the fair market value as determined in good faith by the Board of Directors of the portion of the assets, property or debt, securities or other capital stock to be distributed which is applicable to one share of Common Stock. Such adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date.

                  4.4 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 4, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  4.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (a) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (b) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective Fair Market Values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors of the Company and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

                  4.6 Rights Issuances. If the Company shall distribute any rights, options or warrants to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock, then concurrently therewith the Company shall distribute to each Holder on the record date for the determination of stockholders entitled to receive such distribution that number of rights, options or warrants to which the shares of Common Stock then issuable upon exercise of the Warrants held by it on such record date would have been entitled to receive if such shares of Common Stock had been outstanding on such record date. In no event shall any adjustment to the Exercise Price be made in connection with any distribution described in this Section 4.6.

                  4.7 Determination of Consideration. For purposes of any computation respecting consideration received pursuant to Article 4 hereof, the following shall apply:

                  (a) in the case of the issuance of Common Stock for cash, the consideration shall be the net amount received by the Company after deduction of any underwriting commissions or concessions paid or allowed by the Company;

                  (b) in the case of the issuance of shares of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be the Fair Market Value thereof; and

                  (c) in the case of securities exercisable for, convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon exercise, conversion or exchange thereof (the consideration in each case shall be determined in the same manner as provided in clause (a) and (b) of this Section 4.7).

                  4.8 Fair Market Value. For the purposes of this Warrant, "Fair Market Value" means with respect to the Common Stock: (a) the average over the ten (10) trading days ending the day prior to the date for which such value is to be computed of the prices of the last trades, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or
(b) if the Common Stock is so quoted, but not traded, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (c) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Fair Market Value per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors. With respect to property, assets or securities other than Common Stock, the Fair Market Value of such property, assets or securities other than Common Stock shall be deemed to be the fair value as determined in good faith by the Board of Directors.

                  4.9 Other Provisions Applicable to Adjustments Under this
Section 4. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

                  (a) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) Record Date. In case the Company shall take a record of the holders of the Common Stock for any purpose requiring an adjustment hereunder, then all references in this Section 4 to the effective date for such adjustment shall be such record date.

                  (c) Fractional Interests. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Certain Limitations. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price hereunder shall be made, to the extent it would cause the Exercise Price to be less than the par value of the Common Stock, if any; provided that adjustments to the number of shares pursuant to Section 4.4 hereof shall be made based on the adjustment to the Exercise Price that would otherwise occur.

                  (f) Tax Adjustments. The Company, with Holder's consent, may make such reductions in the Exercise Price or increase in the number of Common Stock to be received by any Holder upon the exercise or exchange of this Warrant, in addition to those adjustments required by this Section 4, as it in its sole discretion shall determine to be advisable in order that any adjustment hereunder shall not be taxable to such holders.

                  (g) Certain Business Combinations. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), shall expressly agree to provide to each Holder the securities, cash or Other Property required by Section 4.5 hereof upon the exercise or exchange of this Warrant.

                  (h) Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2 hereof. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

                  (i) Independent Application. Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If any single transaction would require adjustment of the Exercise Price pursuant to more than one subsection of this Section 4, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

                  (j) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

5.       NO IMPAIRMENT

                  5.1 The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any regulatory body; including, without limitation, the Federal Communications Commission, franchising authorities, state public utility commissions, and other similar governmental entities, having jurisdiction over it as may be necessary to enable the Company to perform its obligations under this Warrant. The Company will take no action to increase the par value of the Common Stock.

                  5.2 The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Stock upon exercise of any Warrants, unless there is an effective registration statement with respect to such issuance.

6. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY; OBTAINING STOCK EXCHANGE LISTING

                  From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants in accordance with the terms hereof. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly authorized and issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all taxes, charges and liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any regulatory body or bodies having jurisdiction over such action; including, without limitation, the Federal Communications Commission and other similar governmental entities. The Company shall take all action which may be necessary so that the shares of Common Stock issuable upon exercise of the Warrants, will be listed on such principal securities exchanges, markets and automated quotation systems within the United States of America, if any, on which other shares of Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Common Stock is not listed on any principal securities or exchange or market within the United States of America and is designated a PORTAL security in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market, the Company will use its reasonable efforts to permit the shares of Common Stock issuable upon exercise of the Warrant to also be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offering, Resales and Trading through Automated Linkages Market upon issuance thereof.

7.       NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

                  7.1 Notices of Corporate Actions. In the event of: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any sale, transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any action taken by the Company which would require an adjustment pursuant to Section 4 hereof, (d) any tender offer or exchange offer for shares of Common Stock or (e) any dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder of a Warrant in accordance with the provisions of Section 11.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer or disposition or exchange offer, tender offer, dissolution, liquidation or winding up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable under the circumstances as determined in the reasonable judgment of an officer of the Company at least fifteen (15) days prior to any record date for such event or the date therein specified, and shall describe the material terms of the matter in question. In the event that the Company at any time sends any other notice to the holders of its Common Stock, including any proxy or information or other statute it shall concurrently send a copy of such notice to each Holder of a Warrant.

                  7.2 Taking of Record. In the case any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

                  7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company (and in such event, only after prior written notice in accordance with Section 7.1), close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                  7.4 No Rights as Stockholders. Except as provided herein, Holders shall have no rights as holders of Common Stock of the Company solely as a result of being the Beneficial Owner of a Warrant. Holders shall have no right to vote, consent or otherwise participate with respect to matters submitted to a vote of the stockholders of the Company.

8.       TRANSFER

                  The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

                  8.1 Restrictions on Transfer. Neither this Warrant nor any shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof. The Holder of this Warrant by its acceptance hereof agrees not to offer, sell or otherwise transfer this Warrant other than (a) to the Company or a subsidiary of the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any such offer, sale or transfer pursuant to clause
(c) to require the delivery of an Opinion of Counsel, certification and/or other information reasonably satisfactory to it; provided, that the Holder of this Warrant shall use commercially reasonable efforts not to Transfer this Warrant or any shares of Warrant Stock to a Person that would, after giving effect to such sale or transfer, not be a Permitted Transferee (and in the case of an arranged sale such Holder will not transfer securities to a Person that would not be a Permitted Transferee without the prior written consent of the Company). A "Permitted Transferee" is a Person (i) who is an Affiliate of the transferring Holder, (ii) a transferee to which the Company consents pursuant to the parenthetical in the forgoing sentence or (iii) who after giving effect to Transfer, would, together with its Affiliates and with any members of a group (within the meaning of Section l3(d)(3) of the Exchange Act) in which such Person or any of its Affiliates is a member, beneficially own securities representing (i) less than five percent (5%) of the aggregate number of votes which may be cast by holders of securities of the Company ordinarily having the power to vote for the election of directors of the Company and (ii) less than fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock. In connection with any Transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 8.1.


8.2      Restrictive Legends.

                  (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, in each case for so long as such Common Stock is Warrant Stock, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN THE WARRANT PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF SUCH WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

                  (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, OTHER THAN (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  8.3 Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by Section 8.1 hereof upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 hereof shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 8.1 and 8.2 shall terminate as to this Warrant and any Restricted Common Stock, as herein provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing a legend in substantially the following form in place of the restrictive legend set forth hereon:

         "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTIONS 8.1 AND 8.2 HEREOF TERMINATED ON ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants and any Restricted Common Stock issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants and any Restricted Common Stock entitled to bear such legend shall have a similar legend endorsed thereon. Wherever the restrictions imposed by this
Section 8.3 shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a) hereof.

                  8.4 Nominees for Beneficial Owners. In the event that any Warrant Stock is held by a nominee for the Beneficial Owner thereof, the Beneficial Owner thereof may, at its election, be treated as the Holder of such Warrant Stock for purposes of any request or other action by any Holder or Holders of Warrant Stock pursuant to this Warrant or any determination of any number or percentage of shares of Warrant Stock held by any Holder or Holders of Warrant Stock contemplated by this Agreement. If the Beneficial Owner of any Warrant Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's Beneficial Ownership of such Warrant Stock; provided, however, that in no event shall there be "double-counting" of Warrants or Warrant Stock.

                  8.5 Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

9.       LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10.      OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 105 Carnegie Center, Princeton, NJ 08540. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

11.      REGISTRATION RIGHTS

                  Evergreen or its Permitted Transferees shall be entitled to the benefit of the registration rights set forth in the Registration Rights Agreement in respect of the Warrant Stock.

12.      MISCELLANEOUS

                  12.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

                  12.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) if to any Holder of this Warrant or holder of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

                  (b) if to the Company, at its Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

                  12.3 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  12.4 Remedies. Each holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

                  12.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, to the extent applicable, all holders of shares of Warrant Stock issued upon the exercise hereof (including permitted transferees), and shall be enforceable by any such holder.

                  12.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and Evergreen, or if Evergreen shall transfer all of its Warrants, Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of shares of Common Stock then purchasable upon exercise of all then outstanding Warrants, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the holder thereof.

                  12.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  12.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  12.9 GOVERNING LAW; JURISDICTION. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF COMMON STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer with effect from the date first set forth above.


                                        RCN CORPORATION



                                        By: /s/ Timothy J. Stoklosa
                                            ----------------------------------
                                            Name:   Timothy J. Stoklosa
                                            Title:  Executive Vice President

                                                                        ANNEX A

                                SUBSCRIPTION FORM

                [To be executed only upon an exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock or by surrender of ___________ Warrants pursuant to a Cashless Exercise in accordance with the terms of this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ________________________
and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned or _____________ whose address is
______________.


                                               _______________________________
                                               (Name of Registered Owner)

                                               _______________________________
                                               (Signature of Registered Owner)

                                               _______________________________
                                               (Street Address)

                                               _______________________________
                                               (City) (State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                         ANNEX B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


------------------------------------------- -----------------------------------
Name and Address of Assignee                Number of Shares of Common Stock
------------------------------------------- -----------------------------------
------------------------------------------- -----------------------------------
------------------------------------------- -----------------------------------

and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated:___________________           Print Name:___________________


                                    Signature:_____________________


                                    Witness:______________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                    EXHIBIT 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE

CONTACT: Kevin Kuryla, RCN Investor and Public Relations, (609) 720-5863 Ricardo Venegas, Treasurer, (609) 734-3862

         RCN CORPORATION ANNOUNCES NEW SENIOR SECURED CREDIT FACILITY

         o     Expected proceeds of $41.5 million to retire other Senior Debt

         o     Facility secured by second priority lien on RCN Assets



PRINCETON, N.J., June 9, 2003 -- RCN Corporation ("RCN") (Nasdaq: RCNC) announced today that it entered into a new senior secured credit facility with Evergreen Investment Management Company, LLC ("Evergreen"). The net proceeds will be used directly or indirectly to retire outstanding Senior Notes.

The company can incur up to $500 million of new senior indebtedness as permitted under the revised agreement with RCN's bank lenders announced on March 10, 2003. The new credit facility is part of the continued restructuring of RCN's debt. The restructuring is expected to reduce outstanding indebtedness and to satisfy needs for long-term working capital, capital expenditures and other requirements. In connection with the new credit facility, Evergreen has agreed to make a term loan to RCN in an aggregate principal amount of $41.5 million and RCN has issued warrants, allowing them to purchase 4.15 million shares of its common stock at an exercise price of $1.25 per share.

"We're pleased to announce the new credit facility with the support of Evergreen, a very well known and respected investor," said David C. McCourt, RCN Corporation's Chairman and CEO. "We will continue to take a very disciplined approach to retiring debt and anticipate levering any cash repurchases with another security."

Specific terms of the credit facility are attached.


About RCN

RCN Corporation (Nasdaq: RCNC) is the nation's first and largest facilities-based competitive provider of bundled phone, cable and high speed Internet services delivered over its own fiber-optic local network to consumers in the most densely populated markets in the U.S. RCN has more than one million customer connections and provides service in the Boston, New York, Philadelphia/Lehigh Valley, Chicago, San Francisco, Los Angeles and Washington D.C. metropolitan markets.


Forward-Looking Statements Disclaimer

Some of the statements made by RCN in these statements are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, RCN's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in RCN's filings with the Securities and Exchange Commission. Statements in this release should be evaluated in light of these important factors.

                                    -more-

      Summary of Investment in Commercial Term Loan and Credit Agreement

This summary is qualified entirely by reference to the actual terms of the Commercial Term Loan and Credit Agreement and related warrant issuance reflected in the operative documents filed by RCN with the SEC.

     Issuer                               RCN Corporation

     Principal Amount of Commitment       $41.5 million

     Commitment Expirations               September 3, 2003

     Loan Maturity                        June 30, 2008

     Interest Rate                        The interest rate on the term loans
                                          is 12.5% per annum; however, no cash
                                          interest will be payable until April
                                          1, 2006. The interest rate is
                                          subject to adjustment upward in the
                                          event of new indebtedness incurred
                                          at a higher rate by RCN within 90
                                          days after closing

     Interest Payment Dates               Quarterly, commencing June 30, 2003

     Security Secured by a second priority lien on substantially all of RCN's assets, including its equity interests in its direct subsidiaries. Subordinate to existing Bank Debt

     Events of Default                    Customary, including change of control

     Representations, Warranties &        Customary, including, among other
     Covenants                            things, covenants limiting debt,
                                          liens, investments, mergers,
                                          acquisitions, asset sales, sale and
                                          leaseback transactions, payments of
                                          dividends and other distributions,
                                          and transactions with affiliates

     Mandatory Prepayments                Proceeds from asset sales and
                                          certain casualty events not used to
                                          repay Bank Debt or acquire
                                          telecommunication assets; following
                                          repayment of bank facility, 50% of
                                          asset sale or casualty proceeds must
                                          repay loans under new facility

     Administrative and Collateral Agent  HSBC Bank USA




SOURCE: RCN Corporation



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